MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS      TWO WORLD TRADE CENTER,
INVESTMENT SERIES                                 NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998

DEAR SHAREHOLDER:

The first half of 1998 saw a great deal of volatility and uncertainty as financial turmoil in Asia spread across the globe. However, the U.S. stock market recovered quickly, with the stocks of large American companies benefiting from the notion that they could provide a safe haven. This positive investor psychology was coupled with strong fundamental data, such as low inflation, strong employment figures and rising consumer confidence, which supported higher equity prices.

In October, an unprecedented number of central banks around the world responded to a global contraction in the availability of credit by lowering interest rates in a series of impressive moves, indicating this action could continue into the first quarter of 1999. Countries as diverse as the United States and China, as well as all of the countries comprising the European Monetary Union, lowered rates across the board. More than 60 separate easing moves were recorded.

U.S. EQUITY MARKET

After soaring to a record high of 9,338 in July, the Dow Jones Industrial Average plunged nearly 1,800 points by the end of August. Several factors combined to drag down the price of stocks, including slowing profits, the persistent Asian contagion, Russia's debt default and devaluation of the ruble, the ongoing White House scandal, and the near-collapse of a major hedge fund, Long-Term Capital Management. The steadying influence of the "Goldilocks" economy--an environment that is considered neither too hot nor too cold, allowing for economic expansion with low inflation--pulled the market out of its summer slump. During the fourth quarter of 1998, the stock market regained much of the ground that it had lost during the difficult summer months. For the full year, the Dow was up 18.16 percent and the S&P 500 was up 28.58 percent.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

U.S. BOND MARKET

The U.S. economy continued to expand throughout 1998, as employment grew, personal income climbed and consumers remained resilient. Despite strong economic growth, inflation did not materialize in large part because of continued turmoil in the Asian and emerging market economies. As a result, the Federal Reserve Board left interest rates unchanged until late September when, in an effort to bolster economic growth, the central bank initiated the first of three interest rate cuts. While interest rates were left unchanged at the Fed's December meeting, it is possible that the policy of monetary easing may resume if and when the economy begins to show signs of weakening.

Against this backdrop, the yield on the five-year U.S. Treasury note declined 117 basis points during 1998 to 4.54 percent, while the yield on the 30-year U.S. Treasury bond declined 82 basis points, to 5.10 percent.

HIGH-YIELD MARKET

Without question, 1998 was very difficult for high-yield bonds as a result of the financial market's dramatic "flight-to-quality" in the second half of the year. Reacting to concerns over sharply declining overseas markets, investors began exiting riskier investments, such as equities and high yield bonds, seeking the relative safety of U.S. government securities. While equities rebounded late in the year, at year end the high-yield market still remained near its lows, as high-yield investors continued to be very risk averse, awaiting further evidence of continued economic growth into 1999.

Midway through the year, serious concerns over the rapidly escalating foreign market crisis emerged, raising questions as to the extent of the impact on both the U.S. economy and corporate earnings. These concerns resulted in a sharp correction in the high-yield bond market during the second half, causing high-yield bond prices to decline as much as 15 percent in many cases, and driving market yields from their first-half rate of 9 percent, all the way up to the 12 percent range. The high-yield market itself experienced a "flight-to-quality" as well, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), again because of investors' severe risk aversion. As a result of this volatility and the sharp decline in interest rates during the year to the 5 percent level, yields in the high-yield market are near their highest levels in relation to U.S. Treasuries in nearly 10 years.

MONEY MARKET

Rates available from money market securities were generally stable through the first three quarters of 1998. With three 25 basis point (quarter of a percentage point) cuts in the Federal Reserve

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Board's target rate for Federal funds coming in late September, mid-October and mid-November, money market yields generally declined by 75 basis points during the final three months of 1998. The central bank's actions were taken in an effort to stabilize the financial markets following a series of major shocks to the global system, most recently Russia's currency and debt crisis and Long-Term Capital Management's near collapse.

ASIA AND JAPAN

Early in 1998, the International Monetary Fund (IMF), with its prescription of currency stability through a tight monetary policy and its provision of emergency financing to cover short-term needs, was considered the solution to the Asian crisis. At the same time, a number of policy initiatives designed to complement the IMF's actions strengthened investor conviction that Asia was on the road to recovery.

By the second quarter of 1998, however, this conviction began to wane, as economic data suggested that the downturn was far more severe than originally anticipated. Of particular significance was the release of a negative GDP figure for Hong Kong, which had been viewed as largely insulated from the Asian crisis. As the year progessed data began to hint that IMF-style policies were failing to effect a turnaround in Asia's economies and were in some instances actually aggravating the crisis. A growing disillusionment with the IMF strategy resulted in a steady abandonment of its doctrine around the region and its replacement with looser monetary conditions and expansionary fiscal policies.

In Japan, 1998 saw authorities finally begin to address the financial crisis looming in that country's banking industry, as some institutions were allowed to fail while others were taken over by the government. Still a problem of enormous proportions, it now appears that Japan is on the offensive in dealing with non-performing loans and shaky consumer lenders.

Despite a great deal of discussion among Western economists as to China's intentions, no currency devaluation materialized. Furthermore, the China-controlled dollar remained pegged to the U.S. dollar, even though currencies of surrounding nations were being rapidly devalued. China may have held firm in anticipation of what now appears to be a solid recovery to growth rates not seen in several years.

Toward the end of the year, positive external developments lent greater support to Asia's markets. The cuts in U.S. interest rates and a strengthening Japanese yen during October enabled Asian currencies to stabilize and local interest rates to fall. These conditions, which have been the goal of

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

the region's policymakers since the currency crisis began, are widely believed to be preconditions for the resumption of economic growth. In addition, Russia's default resulted in a reduction in the appetite for risk worldwide, and a reduction in much of the speculative activity in Asia's currency and equity markets. Along with a bias toward lower interest rates, this shift has enabled the risk premium attracted by Asian assets to subside. The result has been a sharp rebound in the region's markets as liquidity has returned in anticipation of the beginning of the end of the Asian crisis.

EUROPE

Nineteen ninety-eight was a volatile year for European equities, although strong positive returns were the ultimate outcome in most markets. The markets were affected by financial turmoil elsewhere in the world despite the fact that developments in Europe itself were relatively positive. The first half of the year saw strongly rising equity markets supported by a variety of benign influences including falling interest rates, extensive merger and acquisition activity and generally strong corporate profitability. The smooth progression toward the launch of the Euro on January 1, 1999 also helped support the stock markets. Politics generally exerted little influence, despite a continued shift to left-of-center governments in most European countries (notably Germany and Italy, both of which joined the United Kingdom and France in electing socialist administrations). Whatever their political orientation, most European Union governments were focused on fine tuning economic policy for the launch of the Euro.

The turmoil in world financial markets in the late third quarter and early in the fourth quarter of 1998 eroded most of the equity market gains of the year. Certain European companies were clearly impacted by the deteriorating economic conditions in Russia, Latin America and other emerging markets but, for the most part, European businesses were relatively unscathed. The markets' recovery in the latter part of the fourth quarter reflected a return to confidence by investors and the realization that, although economic growth in Europe would likely be affected by the crisis, it would not turn negative. The stock market recovery was impressive and was given impetus by the prospect of a continuing easy monetary policy on the part of European central banks.

The outlook for the European stock market remains positive for 1999 although many issues are being carefully monitored. The actual impact of monetary union and the launch of the Euro will continue to have a limited impact on equity markets in 1999 but the policies and responses of the European central banks to any further financial crises will be closely scrutinized. Similarly the actions of the mainly socialist European governments will be important in their effects upon

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

corporate profitability and investment. European merger and acquisition activity should continue to accelerate, which is generally supportive of equity prices, inflation and interest rates should stay low, and economic growth will likely remain positive albeit at lower levels than in 1998.

LATIN AMERICA AND CANADA

For Latin America and Canada, which derive a great portion of their wealth from high natural resource prices, the greatest surprise of the fourth quarter was the sustained collapse of oil and industrial commodity values. After a five-year period of falling copper, nickel, natural gas and crude oil prices, an acceleration in plummeting prices during the fourth quarter led to record lows in the value of the Canadian dollar, a potential recession in Mexico in 1999, and rumors of a Brazilian currency devaluation.

GLOBAL BOND MARKET

Calendar year 1998 began with a crescendo of concern that the Asian financial crisis would slow world growth and restrain inflation pressures. This backdrop had been favorable for bond markets into the start of the year. However, bond markets spent most of the first half of 1998 consolidating as it began to appear that the global economy might suffer no more than a glancing blow from the Asian crisis. Throughout this period, the U.S. dollar remained firm as the United States remains the world's strongest major economy and is considered by investors to be the port of choice should instability mount.

Indeed, by late summer instability, particularly in Russia, and the residual effects on poorly positioned hedge funds caused a fresh wave of concern about the global outlook. The highest quality bonds, U.S. Treasuries and German government bonds, rose sharply. Lesser-quality bonds lagged or even fell. As the fourth quarter of 1998 progressed, lesser credits performed better as the "flight-to-quality" abated. What was clearly different during this latter episode was that the U.S. dollar weakened primarily on perceptions that the U.S. economy would be more vulnerable to problems in Latin America. By the end of the year most investors had grown cautiously optimistic, but remained wary of the uncertainty surrounding the intermediate-term outlook.

EMERGING MARKETS

Emerging equity markets fell sharply during 1998, as the recessionary fallout of the Asian currency crisis became more apparent. While the crisis initially appeared to be confined to Southeast Asia

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

currency depreciation, stock market weakness and asset price deflation have since spread to emerging markets in Europe and Latin America. The sharp currency devaluations resulted in a collapse of Asian import demand, which triggered a sharp decline in global commodity prices.

Weaker commodity prices were partly responsible for the transmission of the crisis to other regions. Commodity exporters, such as Russia and certain Latin American countries, were hit particularly hard, given their heavy reliance on oil-related exports for fiscal revenues. As a result, investors became increasingly concerned about higher fiscal and current account deficits in the emerging economies. The devaluation of the ruble on August 17, 1998 sent another wave of concern throughout the global currency markets, putting further downward pressure on commodity prices. The default on Russian Treasury bills also resulted in a higher risk premium for the emerging markets as an asset class.

Most emerging equity markets staged a modest recovery during the fourth quarter as several positive developments helped to improve the outlook for global economic growth. Following the 25 basis point cut in U.S. interest rates at the end of September, the Federal Reserve cut its key interest rate by an additional 50 basis points and is expected to gradually continue easing monetary policy into 1999. In addition, G-7 authorities recently acknowledged that the balance of risk in the world economy has shifted from high inflation to low growth. This increased awareness will likely lead to growth-oriented policy measures.

The rallies in emerging markets during the fourth quarter were primarily liquidity driven as investors with relatively high cash positions re-committed funds to the global markets, particularly in Asia. The perception that a global financial catastrophe has been avoided has prompted investors to reduce their cash positions despite weak fundamentals and a discouraging near-term outlook for economic growth.

AMERICAN VALUE PORTFOLIO

For the fiscal year ended December 31, 1998, the American Value Portfolio produced a total return of 30.78 percent, versus 28.58 percent for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) and 24.94 percent for the Lipper Variable Annuity Growth Underlying Funds Average. For the fiscal year, the Portfolio ranked #41 out of 147 Variable Annuity Growth Funds (top 28 percent), according to Lipper. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth Underlying Funds Average.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The beginning of the year saw the Portfolio positioned for stronger economic growth in the United States and Europe. We avoided industries and stocks with exposure to emerging markets and natural resource-dependent countries where we foresaw weaker economic growth. Emphasis at this time was on domestic, consumer-oriented groups, such as retailers, automobiles and housing-related sectors, which were the beneficiaries of the global decline in interest rates.

Also aiding the performance of these consumer-oriented groups were three major developments: the lowest unemployment level in 30 years, the highest real-wages in 30 years, and the greatest net worth appreciation in the post-war era. The Portfolio maintained a commitment to health care of 10 to 15 percent throughout the fiscal year given the aging of the population in the United States, which is a positive secular trend. Also in the first half of the year, the Portfolio had significant exposure to the more stable growth segments of technology: software, the Internet and communications equipment. Financial stocks were also a focus on the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: AMERICAN VALUE PORTFOLIO
                                                         FUND         S&P 500(3)   LIPPER(4)
November 9, 1994                                             $10,000      $10,000     $10,000
December 31, 1994                                            $10,069       $9,916     $10,113
December 31, 1995                                            $13,991      $13,639     $13,391
December 31, 1996                                            $15,803      $16,769     $16,125
December 31, 1997                                            $20,848      $22,362     $20,214
December 31, 1998                                        $27,266 (2)      $28,752     $25,256
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                               SINCE INCEPTION
30.78% (1)                                                27.40% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indicies, as reported by Lipper Analytical Services.

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

basis of positive retirement and savings demographics, as well as the interest-rate sensitivity of this group.

By mid-year, in anticipation of a worsening outlook, the Portfolio became very defensive. Technology and financial holdings were significantly reduced, while holdings in defensive food, beverage, utility and U.S. Treasury Bonds were added. These adjustments enabled the Portfolio to weather the turbulent period between July and mid-October.

Late in the year, in response to aggressive monetary easing by central banks across the globe, as well as more dramatic fiscal moves by the Japanese government, the Portfolio began to shift back to a more normal, growth-oriented position. Defensive issues were sold, including U.S. Treasuries. Financial groups, such as banks, brokerages and life insurance companies were repurchased. Technology sectors purchased included semiconductors, capital equipment issues, the Internet and computer companies, many of which had lagged for much of the year.

BALANCED GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Balanced Growth Portfolio produced a total return of 14.41 percent, versus 28.58 percent for the Standard & Poor's Composite Index of 500 Stocks (S&P 500), 8.69 percent for the Lehman Brothers Aggregate Bond Index and 14.60 percent for the Lipper Variable Annuity Balanced Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500, the Lehman Brothers Aggregate Bond Index and the Lipper Variable Annuity Balanced Underlying Funds Average.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: BALANCED GROWTH PORTFOLIO
                                                            FUND         S&P 500(3)    LEHMAN(4)    LIPPER(5)
November 9, 1994                                                $10,000      $10,000       $10,000     $10,000
December 31, 1994                                               $10,060       $9,916       $10,069     $10,081
December 31, 1995                                               $12,359      $13,639       $11,929     $12,476
December 31, 1996                                               $14,033      $16,769       $12,362     $14,053
December 31, 1997                                               $16,542      $22,362       $13,556     $16,716
December 31, 1998                                           $18,926 (2)      $28,752       $14,733     $19,189
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                  SINCE INCEPTION
14.41% (1)                                                   16.65% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage backed securities and asset backed securities. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Balanced Underlying Funds Average tracks the performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The asset mix of the Portfolio is 62 percent equities and 38 percent fixed-income securities. The equity component consists of 26 common stocks spread among 23 different industry groups. During the fiscal year, notable equity transactions included a liquidation of the Portfolio's position in Sprint, and the initiation of a position in AT&T.

During the fiscal year, as cash flows permitted, current coupon mortgages were purchased at attractive levels, enhancing the Portfolio's prospects for attractive total returns. As of December 31, 1998, the Portfolio's fixed-income assets were invested as follows: 48 percent in mortgage-backed securities, 24 percent in U.S. Treasury securities, 10 percent in U.S. corporate obligations, 7 percent in U.S. agency obligations and 11 percent in cash equivalents.

DEVELOPING GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Developing Growth Portfolio produced a total return of 9.04 percent versus 28.58 percent for the Standard & Poor's Composite Index of 500 Stocks (S&P 500), -2.55 percent for the Russell 2000 Index and 1.48 percent for the Lipper Variable Annuity Small-Cap Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500, the Russell 2000 Index and the Lipper Variable Annuity Small-Cap Underlying Funds Average.

Fiscal year 1998 was mostly volatile for small caps. Concerns regarding the impact of Asia on earnings sent many investors seeking the perceived safety of larger companies, especially during the turbulence

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: DEVELOPING GROWTH PORTFOLIO
                                                              FUND         S&P 500(3)   RUSSELL 2000(4)   LIPPER(5)
November 9, 1994                                                  $10,000      $10,000           $10,000     $10,000
December 31, 1994                                                 $10,158       $9,916           $10,269     $10,213
December 31, 1995                                                 $15,365      $13,639           $13,190     $13,155
December 31, 1996                                                 $17,355      $16,769           $15,366     $15,760
December 31, 1997                                                 $19,745      $22,362           $18,802     $18,770
December 31, 1998                                              $21,530(2)      $28,752           $18,323     $19,048
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                    SINCE INCEPTION
9.04% (1)                                                      20.34% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Small-Cap Underlying Funds Average tracks the performance of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

experienced in the third quarter. In an effort to minimize this volatility on the Portfolio, we continued to focus on domestic issues having little to no Asian exposure. Also, we maintained the Portfolio's focus on consumer, technology and health care stocks. This strategy was predicated on the expectation of continued economic strength, which is primarily the result of high consumer confidence coupled with abnormally low oil prices.

During the fiscal year, the Portfolio moved toward a more fully invested posture. Common stock holdings increased from 91.5 percent of net assets on June 30, 1998, to 93.3 percenton December 31. In terms of sector weightings, the Portfolio's greatest exposure is in the technology and consumer-related areas, with a combined weighting of approximately 65 percent.

DIVERSIFIED INCOME PORTFOLIO

For the fiscal year ended December 31, 1998, the Diversified Income Portfolio produced a total return of 4.22 percent, versus 8.44 percent for the Lehman Brothers Government/Corporate Intermediate Bond Index and 3.34 percent for the Lipper Variable Annuity General Bond Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the Lehman Brothers Government/Corporate Intermediate Bond Index and the Lipper Variable Annuity General Bond Underlying Funds Average.

GLOBAL SHORT-TERM COMPONENT. The evolving international situation required several strategic adjustments in the Portfolio as the fiscal year progressed. Early in the year, the Portfolio's investments were largely focused on the U.S. fixed-income market. At that time, the average maturity of the Portfolio's global

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000:DIVERSIFIED INCOME PORTFOLIO
                                                            FUND          LEHMAN(3)    LIPPER(4)
November 9, 1994                                                $10,000       $10,000     $10,000
December 31, 1994                                               $10,076       $10,035     $10,016
December 31, 1995                                               $10,777       $11,574     $11,812
December 31, 1996                                               $11,806       $12,043     $12,699
December 31, 1997                                               $12,788       $12,990     $13,909
December 31, 1998                                            $13,328(2)       $14,086     $14,580
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                  SINCE INCEPTION
4.22% (1)                                                     7.18% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity General Bond Underlying Funds Average tracks the performance of funds that do not have any quality or maturity restrictions and intend to keep the bulk of assets in corporate and government debt issues, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

bond component was lengthened to approximately 2.65 years. As concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, including peripheral European countries (the United Kingdom, Italy, Spain and Denmark), as well as New Zealand. As it became apparent that the Asian crisis was spreading, the Portfolio's global bond investments were concentrated in the U.S. and German government markets for safety and price appreciation. Toward the beginning of the fourth quarter, it became apparent that there would be at least a temporary respite in the international situation. In response, this segment of the Portfolio was shifted toward more high-grade sectors, which had lagged during the surge in U.S. and German security prices. In addition, as the U.S. dollar declined the Portfolio shifted from a policy of hedging most of its currency exposures to increasingly unhedging European investments in an effort to capture currency gains.

Going forward, we expect a period of normalcy marked by consolidating interest and exchange rates, which is expected to allow the yield spreads in high-grade securities relative to U.S. and German securities to narrow. This would likely make a more attractive level of income available to the Portfolio. We anticipate continuing the global bond component's strategy of global diversification while seeking markets that offer attractive yields, good inflation outlooks and fiscal discipline. In addition, we will continue to emphasize securities and markets that offer compelling values and low relative risk.

U.S. GOVERNMENT/MORTGAGE COMPONENT
During the first half of the year, the Portfolio increased its exposure to U.S. Treasury and agency securities as yields continued to fall as a result of the world economic turmoil. As the year progressed, the Portfolio utilized new cash flow to increase its exposure to mortgage-backed securities, where yield spreads relative to U.S. Treasuries proved attractive.

On December 31, 1998, approximately 60 percent of the U.S. government/mortgage component's net assets was invested in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC). Coupons ranged from 6 to 8 percent. Approximately 30 percent of this segment of the Portfolio was invested in U.S. Treasury securities, with the balance in U.S. agency securities.

HIGH YIELD COMPONENT
Although this segment of the Portfolio maintained a significant position in the more defensive, investment-grade end of the high-yield market, our long-term core position in the B-rated sector of

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

the market was sharply impacted by the market's second half correction. Although not a good investment performer in 1998, over the years the attractive yield and appreciation potential of the B-rated segment of the market has proven to be rewarding.

Looking ahead, we view today's substantially higher, more attractive yields and significantly discounted bond prices as an investment opportunity, especially in light of the current low interest rate environment. Given a "soft landing" in the economy with economic growth continuing into 1999, we expect the high-yield market to follow the lead of the equity market and rebound to more normal levels relative to U.S. Treasury securities. Should this scenario materialize, and high-yield bond prices recover from their present depressed levels, the high-yield segment of the Portfolio stands to participate not only in today's high income levels, but stands to potentially provide a degree of capital appreciation, as well.

DIVIDEND GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Dividend Growth Portfolio produced a total return of 19.73 percent, versus 28.58 percent for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) and 16.37 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth and Income Underlying Funds Average.

In our opinion, the Portfolio's relative underperformance of the S&P 500 is attributable to a lack of exposure to high-technology stocks, which have very little, if any, current yield. Since inception, the Portfolio has maintained a fully invested

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: DIVIDEND GROWTH PORTFOLIO
                                                           FUND         S&P 500(3)   LIPPER(4)
November 9, 1994                                               $10,000      $10,000     $10,000
December 31, 1994                                               $9,995       $9,916     $10,117
December 31, 1995                                              $14,005      $13,639     $13,344
December 31, 1996                                              $17,435      $16,769     $16,131
December 31, 1997                                              $21,990      $22,362     $20,520
December 31, 1998                                           $26,329(2)      $28,752     $23,879
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                 SINCE INCEPTION
19.73% (1)                                                  26.33% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a broad-based Index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

posture. During the fiscal year, shares of AT&T, Aluminum Company of America, Associates First Capital, Consolidated Natural Gas and Sears Roebuck were added, while shares of Sprint and Tricon Global Restaurants (a spin-off from PepsiCo) were liquidated.

EMERGING MARKETS PORTFOLIO

For the fiscal year ended December 31, 1998, the Emerging Markets Portfolio produced a total return of -29.03 percent versus -22.02 percent for the International Finance Corporation (IFC) Investable Emerging Markets Total Return Index and -28.34 percent for the Lipper Variable Annuity Emerging Markets Underlying Funds Average. The accompanying chart illustrates the performanceof a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the IFC Investable Emerging Markets Total Return Index and the Lipper Variable Annuity Emerging Markets Underlying Funds Average.

The widespread effects of the ongoing turmoil in the global financial markets convinced the Portfolio's sub-advisor, TCW Funds Management, Inc. (TCW), to maintain a relatively high cash position in an effort to minimize any negative impact on the Portfolio while providing a reserve for opportune purchases.

Following the decline in global interest rates in mid-October, the Portfolio's exposure to Asia was increased, especially Hong Kong-related China plays and South Korea. The other region of focus was Europe, with an emphasis on Greece, Poland and Hungary, which rallied during the fourth quarter.

Exposure to Latin America was reduced as a result of growing concerns regarding Brazil. South Africa continued to remain underweighted.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: EMERGING MARKETS PORTFOLIO
                                                             FUND          IFCI(3)   LIPPER(4)
November 9, 1994                                                 $10,000    $10,000     $10,000
December 31, 1994                                                $10,057     $8,740      $9,301
December 31, 1995                                                $10,000     $8,004      $8,775
December 31, 1996                                                $11,768     $8,754     $10,429
December 31, 1997                                                $11,918     $7,464      $9,947
December 31, 1998                                              $8,458(2)     $5,820      $7,128
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                   SINCE INCEPTION
-29.03%(1)                                                     -3.96%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The International Finance Corporation Investable Emerging Markets Total Return Index (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Emerging Markets Underlying Funds Average tracks the performance of funds which seek long-term capital appreciation by investing at least 65% of their equity portfolio in emerging market shares, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

As of December 31, 1998, the Portfolio's largest areas of concentration were Mexico (11.7 percent), Brazil (9.9 percent), South Korea (9.9 percent), Greece (9.6 percent) and South Africa (9.0 percent). Close behind were Taiwan (6.4 percent), Poland (5.1 percent), Hungary (4.9 percent), Argentina (4.3 percent), India (3.6 percent), Portugal (3.2 percent) and Hong Kong (2.4 percent). The Portfolio also held smaller positions in Israel, Chile, Turkey, the Philippines, Peru, Colombia, Egypt and China. At the end of the quarter, the Portfolio held a cash position of 7.5%.

GLOBAL EQUITY PORTFOLIO

For the fiscal year ended December 31, 1998, the Global Equity Portfolio produced a total return of 15.11 percent versus 22.78 percent for the Morgan Stanley Capital International (MSCI) World Index and 15.84 percent for the Lipper Variable Annuity Global Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the MSCI World Index and the Lipper Variable Annuity Global Underlying Funds Average.

Particularly strong performance over the past year was seen in Italy (52.5 percent), Spain (49.9 percent) and France (41.5 percent). Markets in Asia began to recover during the fourth quarter on the strength of firmer currencies, growing trade surpluses and increased investor sentiment. Korea was the star performer with the index notching a 157 percent gain, while Hong Kong (-2.9 percent) and Singapore (-3.9 percent) recovered most of their early losses. Latin American markets were hard hit by falling commodity prices, slowing economies and

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: GLOBAL EQUITY PORTFOLIO
                                                        FUND          MSCI WORLD IX(3)   LIPPER(4)
November 9, 1994                                            $10,000             $10,000     $10,000
December 31, 1994                                            $9,970              $9,840      $9,969
December 31, 1995                                           $11,342             $11,681     $11,580
December 31, 1996                                           $12,639             $13,050     $13,659
December 31, 1997                                           $13,733             $14,899     $15,467
December 31, 1998                                        $15,809(2)             $18,293     $17,971
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                              SINCE INCEPTION
15.11% (1)                                               11.69% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not reflect the deduction of any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Underlying Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

persistent fears of a currency crisis in Brazil. Brazil (-42.1 percent) and Mexico (-35.8 percent) were among the worst performers. The Japanese market disappointed investors again, only gaining 5.1 percent as economic data continued to show the economy contracting. Some optimism is returning after a blockbuster bailout of Japan's fragile banking system, coupled with a fiscal stimulus package.

The Portfolio's asset allocation targets for the beginning of 1999 are: Europe (45 percent, overweighted relative to the MSCI World Index), North America (37 percent, underweighted relative to the Index), Japan (10 percent, market weighted), Emerging Asia (5 percent, overweighted relative to the Index), Latin America (1.0 percent, underweighted relative to the Index). A 2.0 percent cash position is also targeted.

GROWTH PORTFOLIO

For the year ended December 31, 1998, the Growth Portfolio produced a total return of 13.22 percent, versus 28.58 percent for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) Index and 24.94 percent for the Lipper Variable Annuity Growth Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth Underlying Funds Average.

While 1998 was a disappointing year for the Portfolio, we were encouraged by the fourth quarter performance, which we believe bodes well for 1999. We spent the early part of the quarter reducing the Portfolio's cyclical and mid-cap exposure and adding to our larger capitalization technology and health care holdings. The Portfolio's sub-advisor, Morgan

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: GROWTH PORTFOLIO
                                                 FUND         S&P 500(3)   LIPPER(4)
November 9, 1994                                     $10,000      $10,000     $10,000
December 31, 1994                                    $10,067       $9,916     $10,117
December 31, 1995                                    $11,405      $13,639     $13,344
December 31, 1996                                    $14,091      $16,769     $16,131
December 31, 1997                                    $17,343      $22,362     $20,520
December 31, 1998                                 $19,636(2)      $28,752     $25,256
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                       SINCE INCEPTION
13.22% (1)                                        17.69% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indicies, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Stanley Dean Witter Investment Management, Inc. believes that this strategy positions the Portfolio well for 1999. In particular, performance was boosted by the quarterly returns of United Technologies, America Online, Cisco Systems and Tyco International, which rose approximately 43 percent, 178 percent, 50 percent and 37 percent in the fourth quarter, respectively. But, of course, one quarter does not a year make and for the fiscal year the Portfolio's return was clearly disappointing relative to previous periods of outperformance. While some of our large positions performed well in 1998, these gains were not enough to offset the disappointing performance of positions such as Cendant and Continental Airlines.

The Portfolio tends to be broadly diversified by issue (we held 69 equity securities at December 31) and continues to hold a mix of "classic" growth stocks such as Microsoft, Intel, Cisco, General Electric (a fourth quarter addition), Merck and Pfizer. The Portfolio also holds some less traditional growth names such as United Technologies, Clear Channel and Tyco International, and stocks that have been beaten down on what the sub-advisor feels are unfounded fears, such as Philip Morris (ongoing litigation concerns) and United Technologies (Asia meltdown scares). At year end, the Portfolio's largest position was United Technologies, which represented 5.8 percent of the Portfolio. The 10 largest holdings tend to account for nearly 40 percent of the Portfolio. Over the long term, the sub-advisor believes that this philosophy, which they refer to as "opportunistic concentration" will result in better performance going forward.

MID-CAP GROWTH PORTFOLIO

For the fiscal year ended December 31, 1998, the Mid-Cap Growth Portfolio produced a total return of 5.67 percent, versus 19.11 percent for the Standard & Poor's Midcap Index and 19.30 percent for the Lipper Variable Annuity Mid-Cap Underlying

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   GROWTH OF $10,000: MID-CAP GROWTH PORTFOLIO
                                                          FUND          S&P MIDCAP(3)   LIPPER(4)
January 21, 1997                                              $10,000          $10,000     $10,000
December 31, 1997                                             $11,584          $12,852     $11,383
December 31, 1998                                          $12,241(2)          $15,183     $13,592
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                SINCE INCEPTION
5.67% (1)                                                  10.98% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's Midcap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Mid-Cap Underlying Funds Average tracks the performance of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P Midcap Index and the Lipper Variable Annuity Mid-Cap Underlying Funds Average.

Much of the Portfolio's unfavorable relative performance is attributable to the diversification into the smaller and mid-sized end of the mid-cap arena, which worked so admirably in fiscal year 1997, but failed to produce returns commensurate with those of large-cap stocks over the past six months. Similar to what occurred in large-cap stocks, where the "nifty fifty" names carried the S&P 500 higher, the same situation prevailed within the mid-cap arena, with the largest mid-cap stocks outperforming the average mid-sized issue.

Over the fiscal year, the Portfolio was heavily weighted in the technology, financial services and retail sectors, which witnessed disparate price declines over the period, although each of these areas eventually rebounded strongly. As of December 31, 1998, the Portfolio's five largest sectors were as follows:
Computer Software & Services (8.1 percent), Computer Software (7.8 percent), Internet Services (7.0 percent), Generic Drugs (4.6 percent) and Restaurants (4.0 percent). At the end of the fiscal year the Portfolio owned 74 stocks.

Going forward, we are optimistic about the Portfolio's prospects. We believe that many of the mid-and small-cap issues in which the Portfolio invests are attractive on valuation and fundamental bases, and poised for improved performance.

MONEY MARKET PORTFOLIO

For the fiscal year ended December 31, 1998, the Money Market Portfolio's yield (net investment income) was 5.02 percent and its 30-day annualized yield for December was 4.75 percent. The Portfolio's average life was 61 days.

On December 31, 1998, approximately 64 percent of the Portfolio was invested in high-quality commercial paper, 24 percent in federal agency obligations, 11 percent in short-term bank notes and certificates of deposit of major, financially strong commercial banks, and the remaining 1 percent in the bankers' acceptances of such institutions. At the end of the fiscal year, approximately 87 percent of the Portfolio's holdings was due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. Investment yields available to the Portfolio early in 1999 are expected to be somewhat lower than the averages achieved during the second half of 1998.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

The Portfolio continues to be operated conservatively, without the use of derivatives or "structured notes," which might fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that is reflective ofprevailing money market conditions.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

For the fiscal year ended December 31, 1998, the North American Government Securities Portfolio produced a total return of 4.28 percent, versus 7.65 percent for the Lehman Brothers Short (1-5) U.S. Government Index and 5.15 percent for the Lipper Variable Annuity Global Income Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the Lehman Brothers Short (1-5) U.S. Government Index and the Lipper Variable Annuity Global Income Underlying Funds Average.

On December 31, 1998, essentially 100 percent of the Portfolio was invested in the United States. The Portfolio continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs).

The mortgage-backed sector underperformed the broader fixed-income market for the majority of

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GROWTH OF $10,000: NORTH AMERICAN GOVERNMENT SECURITY PORTFOLIO
                                                                                 FUND          LEHMAN(3)    LIPPER(4)
November 9, 1994                                                                     $10,000       $10,000     $10,000
December 31, 1994                                                                    $10,061       $10,022      $9,844
December 31, 1995                                                                    $10,705       $11,291     $11,497
December 31, 1996                                                                    $11,171       $11,810     $12,649
December 31, 1997                                                                    $11,831       $12,650     $13,194
December 31, 1998                                                                 $12,337(2)       $13,618     $13,873
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                                                       SINCE INCEPTION
4.28% (1)                                                                          5.20% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Income Underlying Funds Average tracks the performance of funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

1998. This is attributable primarily to rising prepayment rates and "flight-to-quality" that favored U.S. Treasury securities. Yield spreads between mortgage-backed securities and U.S. Treasuries widened in October to levels not seen in more than a decade. Between October and year end, this spread narrowed somewhat, but remains historically wide. In this environment, call protection remains critical and the Portfolio continues to emphasize discounts and securities with prepayment protection. This emphasis has helped the Portfolio weather previous periods of rapid prepayments and engenders a favorable near-term outlook for the mortgage-backed sector. As always, the Portfolio remains concentrated in the highest tiers of fixed-income credit quality.

Given the volatile state of the emerging markets, the Portfolio remained on the sidelines with respect to investing in Mexico. Similarly, the Portfolio has not been exposed to Canada during the fiscal year as interest-rate risk and the ongoing separatist issue in Quebec continue to reduce the investment appeal of that market. However, we continue to monitor these sectors for relative value and will reinvest when opportunities arise.

UTILITIES PORTFOLIO

For the fiscal year ended December 31, 1998 the Utilities Portfolio provided a total return of 22.23 percent versus 28.58 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 18.61 for the Lipper Variable Annuity Utility Underlying Funds Average. For the fiscal year, the Portfolio ranked #5 out of 15 Variable Annuity Utility Funds (top 33 percent), according to Lipper. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000: UTILITIES PORTFOLIO
                                                  FUND         S&P 500(3)   LIPPER(4)
November 9, 1994                                      $10,000      $10,000     $10,000
December 31, 1994                                     $10,065       $9,916     $10,014
December 31, 1995                                     $12,888      $13,639     $12,759
December 31, 1996                                     $13,981      $16,769     $14,133
December 31, 1997                                     $17,679      $22,362     $17,826
December 31, 1998                                  $21,609(2)      $28,752     $21,143
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                        SINCE INCEPTION
22.23% (1)                                         20.44% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Utility Underlying Funds Average tracks the performance of funds which invest 65% of their equity portfolio in utility shares, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

hypothetical investments in the S&P 500 and the Lipper Variable Annuity Utility Underlying Funds Average.

The past year proved to be positive for utility investors, who benefited from mergers and acquisitions, as well as joint ventures and alliances. In addition to the attractive fundamentals evident across all utility segments, investors also participated in the powerful "defensive" appeal and relative stability of this sector as the broad market experienced waves of high volatility. Consequently, utilities in general and the Portfolio in particular acted as safe havens, offering a solid total return during a year of persistent global market uncertainty. While the Portfolio outperformed many of its peers, it was surpassed by the broad market, which benefited from a late-year burst of mergers and acquisitions within a wide array of industries, coupled with a buying frenzy within the dominant technology-affiliated sectors.

The Portfolio remained fully invested during 1998 in order to take advantage of the positive industry sentiment and strong overall fundamentals. In terms of asset allocation, diversification remains a key characteristic and strength of the Portfolio. At year-end, 90 percent of the Portfolio's net assets was allocated to utility and utility-related equities. Within the equity component, 49 percent was allocated to telecommunications, 35 percent to electric utilities and 16 percent to natural gas and other investments. Enhancing the Portfolio's overall diversification are select foreign securities focusing on the growth sector of telecommunications, which accounted for 14 percent of net assets. The Portfolio's high-quality fixed-income holdings represented 5 percent of net assets, while 4 percent was held in cash and cash equivalents.

In terms of sector performance within the Portfolio, market turbulence was tempered substantially by strong electric utility returns. The Portfolio's high-quality electric holdings realized healthy gains as investors sought this group for its relatively low volatility and improving fundamentals.

Turning to the increasingly dynamic telecommunications sector, performance was truly a high point for the Portfolio as the group was able to deliver strong earnings gains despite an uneasy global economic environment. Telecommunications companies capitalized on strong core business growth and immense demand for the rapidly emerging "new wave" of broadband (Internet) and other advanced information/telecom services. Moreover, this sector also experienced a multitude of merger and acquisition announcements. The Portfolio's well-diversified international telecommunications position highlighted well-established companies that were operating in strong economies and were

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

focused on the swiftly expanding European telecom market. This foreign segment contributed meaningfully to the Portfolio's overall performance, as many overseas companies are capitalizing on the brisk growth and globalization of worldwide telecommunications infrastructure.

The Portfolio's natural gas segment turned in a mixed performance during the year. Gas commodity prices and stocks came under pressure from low demand brought on by unseasonably mild weather and adequate supply. However, certain companies, Enron for example, provided excellent returns given their highly successful diversified business performance. As of this update, the outlook for this group is more positive, since seasonal temperatures have accelerated demand and stabilized natural gas prices.

During the fiscal year, strong cash inflows enabled the addition of many new holdings, including Cisco Systems, Level 3 Communications, Global Crossing Ltd., Winstar Communications, China Telecom and Niagara Mohawk.

During calendar year 1999, we anticipate a continuation of our strategy to capitalize on select telecom growth opportunities coupled with building upon the Portfolio's diversified energy segment. The Portfolio is expected to remain strategically positioned to benefit from the current environment of steady growth, temperate inflation and low interest rates. The Portfolio is uniquely positioned to benefit from the expansive growth occurring across all utility sectors.

VALUE-ADDED MARKET PORTFOLIO

For the fiscal year ended December 31, 1998, the Value-Added Market Portfolio produced a total return of 12.19 percent, versus 28.58 percent for the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  GROWTH OF $10,000: VALUE-ADDED PORTFOLIO
                                                      FUND         S&P 500(3)   LIPPER(4)
November 9, 1994                                          $10,000      $10,000     $10,000
December 31, 1994                                          $9,924       $9,916     $10,113
December 31, 1995                                         $12,617      $13,639     $13,391
December 31, 1996                                         $14,861      $16,769     $16,125
December 31, 1997                                         $18,743      $22,362     $20,214
December 31, 1998                                      $21,028(2)      $28,752     $23,879
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR                                            SINCE INCEPTION
12.19% (1)                                             19.65% (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1998 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 16.37 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average. The accompanying chart illustrates the performance of a $10,000 investment in the Portfolio from inception through the fiscal year ended December 31, 1998, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Variable Annuity Growth and Income Underlying Funds Average.

The Portfolio invests in substantially all of the stocks included in the S&P
500. Unlike the S&P 500, the Portfolio equally weights all stock positions, thereby emphasizing smaller- to mid-sized companies. This strategy has also resulted in an over-representation in the cyclical and utilities sectors and an under-representation in the technology and financial sectors. These are the reasons that the Portfolio underperformed the S&P 500.

The equity market in 1998 was quite narrow, with the top 50 stocks in the S&P 500, consisting of about 50 percent of the market capitalization, representing over 80 percent of the S&P 500's total return. Large-cap growth companies such as Microsoft, Lucent, Wal-Mart, IBM, Cisco, Dell and MCI Worldcom were the market leaders in 1998 and even though the Portfolio holds all of these stocks, the proportion is much lower vis-a-vis the S&P 500. The relative valuation of the largest 50 companies is now at a post-World War II high. The price-to-earnings ratio of these companies is at such high levels that they surpass the previous peak established in 1972. Also, the last time the relative price levels of the equally weighted Portfolio versus the capitalization-weighted S&P 500 was this low was in October of 1990. From 1991 to mid-1994, the equally weighted structure substantially outperfomed the capitalization-weighted S&P 500.

In the past year, with a slowdown in economic growth, falling interest rates and earnings growth declining, investors have followed trends rather than considering more traditional factors such as earnings growth and relative valuation. In our opinion, based on the high valuation of the largest growth companies, investors may begin to reduce the average capitalization of their portfolios and adopt a somewhat more pro-cyclical stance. Such a scenario would bode well for the Portfolio going forward.

OUTLOOK

Many observers anticipate a slight moderation in the pace of economic activity during the first half of 1999, with no major adverse surprises in the rate of inflation. Further, the current relatively low interest rates may support a small-cap rally. What's more, the small-cap segment of the market appears to be undervalued and, over the long term, may offer greater growth potential than the broader market.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1998, CONTINUED

We currently expect real world GDP growth of approximately two percent in 1999, similar to that of 1998. In 1998, much of Asia experienced a well-publicized severe recession, while the Americas and Europe enjoyed healthy growth. Much of Latin America is now experiencing a recession and Europe is slowing. However, Asia is starting to rebound and its efforts to restructure are progressing. Further monetary easing is likely to be necessary worldwide, given the ongoing fragile state of the global economy and signs of price deflation in a number of countries.

Notwithstanding the market's stunning fourth quarter recovery, the question remains whether the summer market decline represented the beginning of a classic bear market and thus heralded a recession for 1999. We do not think so. While a capital markets credit crunch remains a threat, it does not appear serious enough to trigger a recession. The economy has sufficient momentum for growth to continue, albeit at a slower pace.

We appreciate your support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

                                                                     ANNUALIZED
PRINCIPAL                                                             YIELD ON
AMOUNT IN                                                             DATE OF        MATURITY
THOUSANDS                                                             PURCHASE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (64.6%)
           ALUMINUM (0.8%)
$    950   Aluminum Co. of America.................................    5.16%         02/25/99       $    942,598
                                                                                                    ------------
           BANKING (4.9%)
   1,500   Mellon Financial Co.....................................     5.12         03/19/99          1,483,798
   1,600   Morgan (J.P.) & Co. Inc.................................     5.52         01/08/99          1,598,317
   2,790   Wells Fargo & Co........................................  5.14-5.36   02/11/99-03/12/99     2,767,367
                                                                                                    ------------
                                                                                                       5,849,482
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL/EQUIPMENT/TRUCKS (1.8%)
   2,220   Caterpillar Financial Services Ltd......................  5.19-5.44   01/04/99-02/12/99     2,215,963
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (4.9%)
   5,950   General Electric Capital Corp...........................  5.15-5.65   01/19/99-03/22/99     5,903,918
                                                                                                    ------------
           FINANCE COMPANIES (4.7%)
   1,700   Ciesco, L.P.............................................     5.27         02/05/99          1,691,406
   1,300   CIT Group Holdings, Inc.................................     5.24         03/15/99          1,286,424
   2,625   Norwest Financial Inc...................................  5.29-5.50   02/03/99-02/04/99     2,611,975
                                                                                                    ------------
                                                                                                       5,589,805
                                                                                                    ------------
           FINANCE - AUTOMOTIVE (18.0%)
   6,000   American Honda Finance Corp.............................  5.14-5.51   01/11/99-02/11/99     5,983,051
   1,925   Daimler-Benz North America Corp.........................  5.05-5.12   03/08/99-04/20/99     1,899,926
   6,035   Ford Motor Credit Co....................................  5.14-5.31   01/22/99-02/18/99     6,006,569
   6,315   General Motors Acceptance Corp..........................   5.15-527   01/06/99-02/09/99     6,300,199
   1,500   Toyota Motor Credit Corp................................     5.16         01/08/99          1,498,513
                                                                                                    ------------
                                                                                                      21,688,258
                                                                                                    ------------
           FINANCE - CONSUMER (3.9%)
   1,635   Avco Financial Services, Inc............................     5.20         02/16/99          1,624,241
   1,060   Household Finance Corp..................................     5.71         01/07/99          1,058,993
   2,000   Household Finance Corp..................................     5.20         02/22/99          1,985,122
                                                                                                    ------------
                                                                                                       4,668,356
                                                                                                    ------------
           INSURANCE (2.4%)
   2,905   American General Finance Corp...........................  5.15-5.22   03/05/99-03/09/99     2,878,166
                                                                                                    ------------
           INTERNATIONAL BANKS (16.3%)
   1,500   ABN-AMRO North America Finance Inc......................     5.17         03/30/99          1,481,300
   2,000   Abbey National North America Corp.......................     5.27         01/06/99          1,998,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                                     ANNUALIZED
PRINCIPAL                                                             YIELD ON
AMOUNT IN                                                             DATE OF        MATURITY
THOUSANDS                                                             PURCHASE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
$  2,000   ANZ (DE) Inc............................................    6.66%         01/06/99       $  1,998,153
   1,785   Canadian Imperial Holdings Inc..........................     5.25         02/02/99          1,776,781
   2,015   CommerzBank U.S. Finance Inc............................     5.24         02/04/99          2,005,104
   1,745   Dresdner U.S. Finance Inc...............................     5.50         01/05/99          1,743,938
   2,000   Internationale Nederlanden (U.S.) Funding Corp..........     5.16         02/23/99          1,985,013
   1,200   Societe Generale N.A. Inc...............................     5.53         01/12/99          1,198,013
   3,365   Toronto-Dominion Holdings USA Inc.......................  5.45-5.71   01/19/99-01/28/99     3,353,080
   1,500   UBS Finance (DE) Inc....................................     5.29         01/05/99          1,499,130
     550   WestPac Capital Corp....................................     5.57         01/13/99            548,983
                                                                                                    ------------
                                                                                                      19,588,045
                                                                                                    ------------
           RETAIL (4.9%)
   4,550   Sears Roebuck Acceptance Corp...........................  5.24-5.35   01/25/99-02/19/99     4,525,254
   1,400   Sears Roebuck Acceptance Corp...........................    5.303         03/08/99          1,386,525
                                                                                                    ------------
                                                                                                       5,911,779
                                                                                                    ------------
           UTILITIES (2.0%)
   2,425   National Rural Utilities Cooperative Finance Corp.......     5.43         01/26/99          2,416,024
                                                                                                    ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $77,652,394)...........................................................    77,652,394
                                                                                                    ------------

           BANKERS' ACCEPTANCES (0.8%)
           MAJOR BANKS
   1,000   Bank of America NT & SA (AMORTIZED COST $993,467).......     4.93         02/18/99            993,467
                                                                                                    ------------

           CERTIFICATES OF DEPOSIT (4.3%)
           MAJOR BANKS
   2,000   Chase Manhattan Bank....................................     5.25         01/14/99          2,000,000
   1,800   Chase Manhattan Bank (USA)..............................     5.12         02/24/99          1,800,000
   1,400   Mellon Bank, N.A........................................     5.13         02/12/99          1,400,000
                                                                                                    ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (AMORTIZED COST $5,200,000)............................................................     5,200,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

                                                                     ANNUALIZED
PRINCIPAL                                                             YIELD ON
AMOUNT IN                                                             DATE OF        MATURITY
THOUSANDS                                                             PURCHASE         DATE            VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM BANK NOTES (6.7%)
           MAJOR BANKS (6.7%)
$  2,000   F.C.C. National Bank....................................    5.07%         04/13/99       $  2,000,000
   2,000   First Union National Bank...............................     5.65         01/20/99          2,000,000
   2,000   La Salle National Bank..................................     5.60         02/10/99          2,000,000
   2,000   NationsBank, N.A........................................     5.12         03/17/99          2,000,000
                                                                                                    ------------

           TOTAL SHORT-TERM BANK NOTES
           (AMORTIZED COST $8,000,000)............................................................     8,000,000
                                                                                                    ------------

           U.S. GOVERNMENT AGENCIES (24.4%)
   3,652   Federal Farm Credit Bank................................  4.82-5.56   04/27/99-12/24/99     3,550,337
   1,576   Federal Home Loan Banks.................................  5.46-5.55   01/15/99-06/28/99     1,551,169
   6,790   Federal Home Loan Mortgage Corp.........................  4.91-5.15   02/26/99-05/25/99     6,714,230
  17,756   Federal National Mortgage Assoc.........................  4.87-5.58   01/11/99-09/22/99    17,439,041
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $29,254,777)...........................................................    29,254,777
                                                                                                    ------------

TOTAL INVESTMENTS
(AMORTIZED COST $121,100,638) (a).........................................................  100.8 %   121,100,638

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.8)       (915,810)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 120,184,828
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                          COUPON          MATURITY
 THOUSANDS                                                           RATE             DATE            VALUE
--------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS (7.8%)
              U.S. Treasury Note
$      200    ..................................................           5.50% 02/28/99          $   200,240
       150    ..................................................           5.50 04/15/00               151,583
       100    ..................................................           6.00 08/15/99               100,825
       200    ..................................................           6.375 05/15/99              201,236
                                                                                                   -----------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (IDENTIFIED COST $650,671)........................................................       653,884
                                                                                                   -----------

              MORTGAGE-BACKED SECURITIES (35.2%)
              Federal Home Loan Mortgage Corp. PC Gold
        55    ..................................................           5.50 11/01/00                54,650
        28    ..................................................           6.00 11/01/99                27,780
         3    ..................................................           7.00 07/01/00                 3,389
       233    ..................................................           7.00 09/01/17               237,982
       416    ..................................................           7.00 02/01/28               423,844
        56    ..................................................           7.50 05/01/11                57,246
       107    ..................................................           7.50 06/01/11               109,638
        84    ..................................................           7.50 08/01/11                85,959
              Federal National Mortgage Assoc.
        52    ..................................................           6.00 09/01/00                51,333
        46    ..................................................           6.50 07/01/02                46,063
        43    ..................................................           7.00 06/01/02                43,486
        25    ..................................................           7.00 10/01/02                25,294
        79    ..................................................           7.00 01/01/03                80,506
       105    ..................................................           7.362 12/01/26              106,516
        15    ..................................................           7.42 09/01/26                15,276
        16    ..................................................           7.575 07/01/24               16,400
        18    ..................................................           7.60 04/01/27                18,045
       239    ..................................................           7.623 03/01/27              239,969
        17    ..................................................           7.69 05/01/27                16,622
       138    ..................................................           7.75 01/01/22               139,043
              Government National Mortgage Assoc. II
       215    ..................................................           6.625 07/20/27              217,109
       217    ..................................................           6.625 08/20/27              219,086
        86    ..................................................           6.875 02/20/23               87,163
        43    ..................................................           6.875 06/20/25               43,293
        41    ..................................................           6.875 01/20/26               41,008
        38    ..................................................           6.875 05/20/26               37,938
       500    ..................................................           7.50 12/20/28               512,656
                                                                                                   -----------

              TOTAL MORTGAGE-BACKED SECURITIES
              (IDENTIFIED COST $2,945,445)......................................................     2,957,294
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                          COUPON          MATURITY
 THOUSANDS                                                           RATE             DATE            VALUE
--------------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (56.9%)
              U.S. GOVERNMENT AGENCIES (a) (52.4%)
              Federal Farm Credit Bank
$      300    ..................................................           5.03% 01/12/99          $   299,539
       600    ..................................................           5.06 01/07/99               599,494
       200    ..................................................           5.11 01/21/99               199,432
              Federal Home Loan Banks
       250    ..................................................           5.00 01/06/99               249,826
       700    ..................................................           5.03 01/20/99               698,142
       300    ..................................................           5.10 01/13/99               299,490
              Federal Home Loan Mortgage Corp.
       250    ..................................................           4.50 01/04/99               249,906
       100    ..................................................           4.95 01/06/99                99,931
       600    ..................................................           5.08 01/06/99               599,577
       300    ..................................................           5.09 01/07/99               299,746
       300    ..................................................           5.11 01/06/99               299,787
              Federal National Mortgage Assoc.
       250    ..................................................           5.04 02/05/99               248,775
       254    ..................................................           5.12 01/15/99               253,494
                                                                                                   -----------

              TOTAL U.S. GOVERNMENT AGENCIES
              (AMORTIZED COST $4,397,139).......................................................     4,397,139
                                                                                                   -----------

              REPURCHASE AGREEMENT (4.5%)
       373    The Bank of New York (dated 12/31/98; proceeds
                $373,365) (b) (IDENTIFIED COST $373,199)........           4.00 01/04/99               373,199
                                                                                                   -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $4,770,338)......................................................     4,770,338
                                                                                                   -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $8,366,454) (c)............................................................   99.9 %   8,381,516

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    0.1         7,706
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 8,389,222
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $367,790 U.S. Treasury Note 5.875% due 02/15/00 valued at $380,663.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,693 and the aggregate gross unrealized depreciation is $10,631, resulting in net unrealized appreciation of $15,062.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           GOVERNMENT & CORPORATE BONDS (94.5%)
           FOREIGN (19.8%)
           AUSTRALIA (0.1%)
           CABLE TELEVISION
$     1,300 Australis Holdings Property
             Ltd. (a).....................  15.00++%            11/01/02             $    65,000
        3  Australis Media Ltd. (a).......  15.75++             05/15/03                      33
                                                                                     -----------

           TOTAL AUSTRALIA.........................................................       65,033
                                                                                     -----------

           CANADA (1.0%)
           CELLULAR TELEPHONE (0.5%)
      500  Clearnet Communications Inc....  14.75++             12/15/05                 430,000
                                                                                     -----------
           FOODS & BEVERAGES (0.2%)
      250  Sparkling Spring Water.........  11.50               11/15/07                 242,500
                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.1%)
      750  International Semi-Tech
             Microelectronics.............  11.50++             08/15/03                  82,500
                                                                                     -----------
           TELECOMMUNICATIONS (0.2%)
      200  MetroNet Communications Corp...  12.00               08/15/07                 217,500
                                                                                     -----------

           TOTAL CANADA............................................................      972,500
                                                                                     -----------

           DENMARK (4.8%)
           GOVERNMENT OBLIGATION
DKK 26,000 Kingdom of Denmark.............   8.00               11/15/01               4,516,625
                                                                                     -----------

           EUROPE (2.1%)
           EXTRA GOVERNMENTAL INSTITUTIONS - BANKING
ECU   500  Council of Europe..............   6.375              11/14/01                 631,556
    1,100  European Investment Bank (b)...   6.00               04/04/01               1,361,130
                                                                                     -----------

           TOTAL EUROPE............................................................    1,992,686
                                                                                     -----------

           FINLAND (0.4%)
           FINANCIAL SERVICES
GBP   200  Finnish Export Credit Corp.
             (b)..........................   6.75               12/29/00                 336,708
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           FRANCE (1.0%)
           GOVERNMENT OBLIGATIONS
ECU   500  French Treasury Note...........   4.00%              07/12/00             $   592,965
      250  Societe Nationale des Chemins
             de Fer de France.............   9.375              03/12/01                 329,925
                                                                                     -----------

           TOTAL FRANCE............................................................      922,890
                                                                                     -----------

           GERMANY (1.4%)
           SMALLER BANKS
      500  Bayerische Hypotheken Bank.....   7.00               12/22/00                 623,100
GBP   150  Bayerische Hypotheken Bank
             (b)..........................   6.75               12/30/99                 250,059
      100  Bayerische Vereins Bank (b)....   7.50               12/27/00                 170,532
      150  Deutsche Siedlungs Bank........   7.50               12/27/00                 255,796
                                                                                     -----------

           TOTAL GERMANY...........................................................    1,299,487
                                                                                     -----------

           NETHERLANDS (0.5%)
           SMALLER BANKS (0.3%)
GBP   176  Baden Wurt L-Finance...........   7.75               12/14/00                 301,514
                                                                                     -----------
           TELECOMMUNICATIONS (0.2%)
$     200  Versatel Telecommunications
             BV...........................  13.25               05/15/08                 198,000
                                                                                     -----------

           TOTAL NETHERLANDS.......................................................      499,514
                                                                                     -----------

           NEW ZEALAND (1.6%)
           EXTRA GOVERNMENTAL INSTITUTIONS - BANKS
NZD  2,850 International Bank for
             Reconstruction & Development
             (b)..........................   7.00               09/18/00               1,527,113
                                                                                     -----------

           NORWAY (2.3%)
           ENERGY (0.1%)
$     200  Northern Offshore ASA -
             144A*........................  10.00               05/15/05                 104,000
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           GOVERNMENT OBLIGATION (2.2%)
NOK 15,400 Norway Government Bond.........   7.00%              05/31/01             $ 2,069,211
                                                                                     -----------

           TOTAL NORWAY............................................................    2,173,211
                                                                                     -----------

           SWEDEN (2.2%)
           GOVERNMENT OBLIGATION
ECU  1,650 Swedish Treasury Bond (b)......   7.25               06/30/00               2,042,522
                                                                                     -----------

           UNITED KINGDOM (2.4%)
           OTHER TELECOMMUNICATIONS (0.3%)
$     300  Esprit Telecom Group PLC.......  10.875              06/15/08                 303,000
                                                                                     -----------
           SMALLER BANKS (1.9%)
ECU   500  Abbey National Treasury
             Service......................   4.50               08/03/01                 599,511
GBP   400  Abbey National Treasury Service
             (b)..........................   7.125              03/14/01                 680,251
      300  Halifax PLC (b)................   8.375              12/15/99                 506,993
                                                                                     -----------
                                                                                       1,786,755
                                                                                     -----------
           TRANSPORTATION (0.2%)
$     600  Alpha Shipping PLC (Series
             A)...........................   9.50               02/15/08                 174,000
                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................    2,263,755
                                                                                     -----------

           TOTAL FOREIGN
           (IDENTIFIED COST $19,175,070)...........................................   18,612,044
                                                                                     -----------

           UNITED STATES (74.7%)
           CORPORATE BONDS (30.5%)
           AEROSPACE (0.3%)
      300  Sabreliner Corp. - 144A*.......  11.00               06/15/08                 267,000
                                                                                     -----------
           BROADCAST/MEDIA (1.3%)
      300  Interep National Radio Sales -
             144A*........................  10.00               07/01/08                 309,000
      100  Paxson Communications Corp.....  11.625              10/01/02                 102,500
      200  Spanish Broadcasting System,
             Inc..........................  12.50               06/15/02                 222,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
$     600  Tri-State Outdoor Media Group,
             Inc..........................  11.00%              05/15/08             $   597,000
                                                                                     -----------
                                                                                       1,230,500
                                                                                     -----------
           CASINO/GAMBLING (1.1%)
      250  Argosy Gaming LLC..............  13.25               06/01/04                 280,000
      850  Fitzgeralds Gaming Corp.
             (Series B)...................  12.25               12/15/04                 459,000
      115  Lady Luck Gaming (Series SA)...  11.875              03/01/01                 117,588
      200  Lady Luck Gaming Finance
             Corp.........................  11.875              03/01/01                 204,500
                                                                                     -----------
                                                                                       1,061,088
                                                                                     -----------
           CELLULAR TELEPHONE (1.7%)
      300  American Cellular Corp. -
             144A*........................  10.50               05/15/08                 297,000
      200  Dobson/Sygnet Communications -
             144A*........................  12.25               12/15/08                 200,000
      500  McCaw International Ltd........  13.00++             04/15/07                 278,750
      300  Nextel Communications, Inc.....  10.65++             09/15/07                 193,500
      600  Price Communication Cellular
             Holdings.....................  11.25+              08/15/08                 570,000
      200  Triton PCS Inc.................  11.00++             05/01/08                  93,500
                                                                                     -----------
                                                                                       1,632,750
                                                                                     -----------
           COMPUTERS (0.6%)
      400  CHS Electronics, Inc...........   9.875              04/15/05                 386,000
      200  Unisys Corp....................  12.00               04/15/03                 224,000
                                                                                     -----------
                                                                                         610,000
                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (1.6%)
      500  Anacomp, Inc. (Series B).......  10.875              04/01/04                 520,000
      300  CEX Holdings Inc...............   9.625              06/01/08                 276,000
      500  Comforce Operating, Inc........  12.00               12/01/07                 500,000
      300  Entex Information Services,
             Inc. - 144A*.................  12.50               08/01/06                 210,000
                                                                                     -----------
                                                                                       1,506,000
                                                                                     -----------
           CONSUMER SPECIALTIES (0.7%)
      700  Samsonite Corp.................  10.75               06/15/08                 609,000
                                                                                     -----------
           CONSUMER SUNDRIES (0.3%)
      310  Windmere-Durable Holdings,
             Inc..........................  10.00               07/31/08                 289,850
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING (0.7%)
$     325  Berry Plastics Corp............  12.25%              04/15/04             $   341,250
      300  Premier Graphics Inc. -
             144A*........................  11.50               12/01/05                 300,000
                                                                                     -----------
                                                                                         641,250
                                                                                     -----------
           DIVERSIFIED MANUFACTURING (1.5%)
      300  High Voltage Engineering,
             Inc..........................  10.50               08/15/04                 283,500
      700  Interlake Corp.................  12.125              03/01/02                 714,000
      200  J.B. Poindexter & Co., Inc.....  12.50               05/15/04                 192,000
      325  Jordan Industries, Inc. (Series
             B)...........................  11.75++             04/01/09                 206,375
                                                                                     -----------
                                                                                       1,395,875
                                                                                     -----------
           ENERGY (1.1%)
      300  Texaco Capital, Inc............  15.00               01/13/99                 300,558
      500  Transamerican Refining Corp.
             (Units)** - 144A*............  16.00               06/30/03                 442,500
      300  Transamerican Refining Corp. -
             144A*........................  15.00+              12/01/03                 289,665
                                                                                     -----------
                                                                                       1,032,723
                                                                                     -----------
           FINANCE COMPANIES (2.3%)
      300  General Electric Capital Corp.
             (Series A)...................  15.00               01/21/99                 301,209
GBP   800  General Electric Capital Corp.
             (b)..........................   6.625              03/16/01               1,351,603
      325  KFW International Finance
             (b)..........................   7.625              12/29/00                 556,825
                                                                                     -----------
                                                                                       2,209,637
                                                                                     -----------
           FOOD CHAINS (0.8%)
$     250  Big V Supermarkets, Inc.
             (Series B)...................  11.00               02/15/04                 252,500
      500  Pueblo Xtra International, Inc.
             (Series C)...................   9.50               08/01/03                 477,500
                                                                                     -----------
                                                                                         730,000
                                                                                     -----------
           FOOD DISTRIBUTORS (0.3%)
      300  Fleming Companies, Inc. (Series
             B)...........................  10.625              07/31/07                 280,500
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           FOODS & BEVERAGES (2.0%)
$     600  Envirodyne Industries, Inc.....  10.25%              12/01/01             $   498,000
      500  General Mills, Inc.............  15.00               01/29/99                 503,090
      600  Pepsico, Inc...................  15.00               08/06/99                 635,814
    1,000  Specialty Foods Acquisition
             Corp. (Series B).............  13.00++             08/15/05                 210,000
                                                                                     -----------
                                                                                       1,846,904
                                                                                     -----------
           HEALTHCARE (1.5%)
      500  Pediatric Services of America,
             Inc. (Series A)..............  10.00               04/15/08                 355,000
      300  Unilab Corp....................  11.00               04/01/06                 311,250
      500  Unison Healthcare Corp. - 144A*
             (c)..........................  12.25               11/01/06                 232,500
      300  Universal Hospital Services,
             Inc..........................  10.25               03/01/08                 267,000
      300  Vencor Operating, Inc..........   9.875              05/01/05                 249,000
                                                                                     -----------
                                                                                       1,414,750
                                                                                     -----------
           HOTELS/RESORTS (1.2%)
      300  Epic Resorts LLC/Capital
             (Series B)...................  13.00               06/15/05                 294,000
      700  Motels of America, Inc. (Series
             B)...........................  12.00               04/15/04                 588,000
      281  Resort At Summerlin............  13.00+              12/15/07                 272,725
                                                                                     -----------
                                                                                       1,154,725
                                                                                     -----------
           INDUSTRIAL SPECIALTIES (0.9%)
      900  Aladdin Gaming/Capital Corp.
             (Series B)...................  13.50++             03/01/10                 261,000
      350  International Wire Group, Inc.
             (Series B)...................  11.75               06/01/05                 368,375
      250  Outsourcing Services Group,
             Inc. - 144A*.................  10.875              03/01/06                 237,500
                                                                                     -----------
                                                                                         866,875
                                                                                     -----------
           MOVIES/ENTERTAINMENT (0.1%)
      250  Stuart Entertainment, Inc.
             (Series B)...................  12.50               11/15/04                  80,000
                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (0.4%)
      400  Mosler, Inc....................  11.00               04/15/03                 356,000
                                                                                     -----------
           PRINTING/PUBLISHING (0.3%)
      250  American Media Operations,
             Inc..........................  11.625              11/15/04                 255,000
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           RENTAL/LEASING COMPANIES (0.3%)
$     300  IBM Credit Corp................  15.00%              02/02/99             $   302,076
                                                                                     -----------
           RESTAURANTS (0.6%)
      200  FRD Acquisition Corp. (Series
             B)...........................  12.50               07/15/04                 214,000
      900  Planet Hollywood International,
             Inc..........................  12.00               04/01/05                 351,000
                                                                                     -----------
                                                                                         565,000
                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.7%)
    1,100  FWT, Inc.......................   9.875              11/15/07                 660,000
                                                                                     -----------
           TELECOMMUNICATIONS (4.6%)
      400  21st Century Telecom Group,
             Inc..........................  12.25++             02/15/08                 168,000
      200  Birch Telecom Inc. - 144A*
             (Units)**....................  14.00               06/15/08                 184,000
      300  CapRock Communications Corp....  12.00               07/15/08                 285,000
      300  e. Spire Communications,
             Inc..........................  13.75               07/15/07                 294,000
      600  Facilicom International, Inc.
             (Series B)...................  10.50               01/15/08                 486,000
    1,700  Firstworld Communications,
             Inc..........................  13.00++             04/15/08                 544,000
      250  GST Equipment Funding, Inc.....  13.25               05/01/07                 262,500
      350  GST Telecommunications, Inc. -
             144A*........................  10.50++             05/01/08                 168,000
      300  Hyperion Telecommunication,
             Inc. (Series B)..............  13.00++             04/15/03                 214,500
      300  Hyperion Telecommunication,
             Inc. (Series B)..............  12.25               09/01/04                 304,500
      400  In-Flight Phone Corp. (Series
             B) (d).......................  14.00               05/15/02                  48,000
      300  Level 3 Communications, Inc....   9.125              05/01/08                 297,750
      150  NextLink Communications,
             Inc..........................  12.50               04/15/06                 160,500
      300  Optel, Inc.....................  11.50               07/01/08                 294,000
      300  Primus Telecommunication Group,
             Inc..........................  11.75               08/01/04                 310,500
      300  Primus Telecommunication Group,
             Inc..........................   9.875              05/15/08                 286,500
                                                                                     -----------
                                                                                       4,307,750
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           WIRELESS COMMUNICATION (3.6%)
$     825  Advanced Radio Telecom Corp....  14.00%              02/15/07             $   643,500
    1,800  CellNet Data Systems Inc.......  14.00++             10/01/07                 504,000
      200  Echostar DBS Corp..............  12.50               07/01/02                 231,000
      150  Globalstar LP/Capital Corp.....  11.50               06/01/05                 113,250
      250  Globalstar LP/Capital Corp.....  11.375              02/15/04                 188,750
      200  Orbcomm Global LP/Capital
             Corp.........................  14.00               08/15/04                 206,000
      300  Paging Network, Inc............  10.125              08/01/07                 292,500
      600  TCI Satellite Entertainment
             Corp.........................  12.25++             02/15/07                 138,000
      400  USA Mobile Communications
             Holdings, Inc................  14.00               11/01/04                 412,000
      500  Winstar Communications, Inc....  14.00++             10/15/05                 361,250
      250  Winstar Equipment Corp.........  12.50               03/15/04                 255,000
                                                                                     -----------
                                                                                       3,345,250
                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $31,704,255)...........................................   28,650,503
                                                                                     -----------

           MORTGAGE-BACKED SECURITIES (22.5%)
      596  Federal Home Loan Mortgage
             Corp. (0.6%).................   7.00               06/01/04                 607,957
                                                                                     -----------
           Federal National Mortgage
             Assoc. (8.3%)
    1,785  ...............................   6.00          02/01/11-11/01/28           1,773,582
    2,899  ...............................   6.50          04/01/12-06/01/28           2,925,096
    2,760  ...............................   7.00          07/01/25-05/01/27           2,814,800
      271  ...............................   8.00               07/01/26                 280,756
                                                                                     -----------
                                                                                       7,794,234
                                                                                     -----------
           Government National Mortgage
             Assoc. (13.6%)
    4,979  ...............................   6.00          05/15/28-12/15/28           4,935,612
    5,430  ...............................   6.50          01/15/24-04/20/28           5,476,167
      784  ...............................   7.00          01/15/26-04/15/26             802,388
      844  ...............................   7.50          02/15/26-07/15/26             869,664
      621  ...............................   8.00          02/15/26-06/15/26             644,657
                                                                                     -----------
                                                                                      12,728,488
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON              MATURITY
THOUSANDS                                    RATE                 DATE                  VALUE
------------------------------------------------------------------------------------------------
           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $20,645,306)...........................................  $21,130,679
                                                                                     -----------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (21.7%)
           Federal Home Loan Banks (0.5%)
$     500  ...............................   5.53%              01/15/03                 507,245
                                                                                     -----------
           Federal National Mortgage
             Assoc. (b) (3.1%)
      500  ...............................   5.60               02/02/01                 506,790
NZD  4,520 ...............................   7.00               09/26/00               2,420,327
                                                                                     -----------
                                                                                       2,927,117
                                                                                     -----------
           Resolution Funding Corp. (4.3%)
$   1,000  ...............................   0.00               01/15/05                 743,350
    2,000  ...............................   0.00               07/15/07               1,308,620
    3,000  ...............................   0.00               10/15/07               1,943,550
                                                                                     -----------
                                                                                       3,995,520
                                                                                     -----------
    1,000  Tennesee Valley Authority
             (1.0%).......................   0.00               07/15/00                 926,450
                                                                                     -----------
           U.S. Treasury Notes (12.8%)
    5,000  ...............................   4.625              11/30/00               5,007,850
    1,800  ...............................   5.75               11/30/02               1,867,500
    1,000  ...............................   6.25               08/31/02               1,051,990
    2,000  ...............................   6.375              09/30/01               2,089,220
    1,900  ...............................   8.00               05/15/01               2,043,108
                                                                                     -----------
                                                                                      12,059,668
                                                                                     -----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $19,862,728)...........................................   20,416,000
                                                                                     -----------

           TOTAL UNITED STATES
           (IDENTIFIED COST $72,212,289)...........................................   70,197,182
                                                                                     -----------

           TOTAL GOVERNMENT & CORPORATE BONDS
           (IDENTIFIED COST $91,387,359)...........................................   88,809,226
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                 VALUE
------------------------------------------------------------------------------------------------
           COMMON STOCKS (f) (0.2%)
           CASINO/GAMBLING (0.0%)
      787  Fitzgerald Gaming Corp..................................................  $     1,574
                                                                                     -----------
           CELLULAR TELEPHONE (0.1%)
      342  MetroNet Communications Corp. (Class B) (Canada)........................       11,286
    6,716  Price Communications Corp...............................................       86,888
                                                                                     -----------
                                                                                          98,174
                                                                                     -----------
           RETAIL (0.1%)
   47,058  County Seat Store , Inc. (e)............................................       39,717
                                                                                     -----------
           TEXTILES (0.0%)
   11,192  U.S. Leather, Inc. (e)..................................................       16,788
                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $438,257)..............................................      156,253
                                                                                     -----------

           CONVERTIBLE PREFERRED STOCKS (0.0%)
           ENERGY
    6,878  Transcontinental Refining Corp. (Series B)*.............................          413
    3,783  Transcontinental Refining Corp. (Series C)*.............................          227
    9,973  Transcontinental Refining Corp. (Series D)*.............................          598
   20,633  Transcontinental Refining Corp. (Series E)*.............................        1,238
   12,000  Transcontinental Refining Corp.*........................................        8,160
                                                                                     -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $10,648)...............................................       10,636
                                                                                     -----------

NUMBER OF                                                                EXPIRATION
WARRANTS                                                                    DATE
---------                                                                ----------
           WARRANTS (f) (0.0%)
           CABLE TELEVISION (0.0%)
      300  Uih Australia/Pacific Inc...................................   05/15/06             3
                                                                                     -----------
           CASINO/GAMBLING (0.0%)
    9,000  Aladdin Gaming Enterprises - 144A*..........................   03/01/10            90
      100  Fitzgeralds South Inc. - 144A*..............................   03/15/99             1
                                                                                     -----------
                                                                                              91
                                                                                     -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*............................   04/15/07             5
                                                                                     -----------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*............................   06/15/05             3
      250  Resort At Summerlin - 144A*.................................   12/15/07             3
                                                                                     -----------
                                                                                               6
                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF                                                                EXPIRATION
WARRANTS                                                                    DATE        VALUE
------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS (0.0%)
    1,700  Firstworld Communications, Inc. - 144A*.....................   04/15/08   $        17
      200  Versatel Telecom - 144A* (Netherlands)......................   05/15/08         2,000
                                                                                     -----------
                                                                                           2,017
                                                                                     -----------

           TOTAL WARRANTS
           (IDENTIFIED COST $1,260)................................................        2,122
                                                                                     -----------

PRINCIPAL
AMOUNT IN                                                         COUPON    MATURITY
THOUSANDS                                                          RATE       DATE
---------                                                        ---------  ---------
           SHORT-TERM INVESTMENT (g) (3.0%)
           U.S. GOVERNMENT AGENCY
$     2,850 Federal Farm Credit Bank (AMORTIZED COST
             $2,848,931).......................................     4.50%   01/04/99   2,848,931
                                                                                       ---------

TOTAL INVESTMENTS
(IDENTIFIED COST $94,686,455) (H).........................................   97.7 %   91,827,168

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................    2.3      2,163,969
                                                                            ------  ------------

NET ASSETS................................................................  100.0 % $ 93,991,137
                                                                            ------  ------------
                                                                            ------  ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
** Consists of one or more class of securities traded together as a unit; bonds with attached stocks or warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; bond in default.
(d)  Non-income producing securities; issuer in bankruptcy.
(e)  Acquired through exchange offer.
(f)  Non-income producing securities.
(g) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,156,158 and the aggregate gross unrealized depreciation is $5,015,445, resulting in net unrealized depreciation of $2,859,287.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1998:

                                                     UNREALIZED
   CONTRACTS        IN EXCHANGE       DELIVERY      APPRECIATION
  TO DELIVER            FOR             DATE       (DEPRECIATION)
-----------------------------------------------------------------
GBP   550,000     $         915,332   01/07/99     $      4,818
SEK 8,765,000     $       1,078,260   01/11/99           (3,787)
NOK 8,045,000     $       1,064,491   01/11/99           11,113
GBP 2,050,000     $       3,399,310   01/11/99            6,068
NZD 2,578,000     $       1,355,822   01/12/99              361
NLG 1,488,000     $         788,449   01/13/99           (3,781)
NLG 2,161,000     $       1,146,255   02/08/99           (5,811)
$   1,080,095     DEM     1,800,000   02/10/99            3,422
$   1,102,961     ECU       930,000   02/16/99          (10,338)
$   1,936,761     ECU     1,626,000   02/19/99          (26,157)
$     708,716     ECU       595,000   02/19/99           (9,572)
NZD  1,362,000    $         740,519   02/23/99           24,026
NZD   875,000     $         467,906   02/26/99            7,586
NZD 1,530,000     $         804,107   03/22/99             (826)
NZD 1,210,000     $         642,873   04/06/99            6,292
                                                   --------------
      Net unrealized appreciation............      $      3,414
                                                   --------------
                                                   --------------

CURRENCY ABBREVIATIONS:

GBP        British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
ECU        European Currency Unit.
DEM        German Deutschemark.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
SEK        Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (64.0%)
           ALUMINUM (2.5%)
  35,500   Aluminum Co. of America.................................................................  $ 2,646,969
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (2.6%)
  69,000   PepsiCo, Inc............................................................................    2,824,688
                                                                                                     -----------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.5%)
  80,000   Deere & Co..............................................................................    2,650,000
                                                                                                     -----------
           DEPARTMENT STORES (2.4%)
  43,000   May Department Stores Co................................................................    2,596,125
                                                                                                     -----------
           DISCOUNT CHAINS (2.8%)
  55,000   Dayton-Hudson Corp......................................................................    2,983,750
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (2.6%)
  28,000   General Electric Co.....................................................................    2,857,750
                                                                                                     -----------
           ELECTRIC UTILITIES (4.6%)
  56,000   GPU, Inc................................................................................    2,474,500
  64,000   Unicom Corp.............................................................................    2,468,000
                                                                                                     -----------
                                                                                                       4,942,500
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (2.6%)
  15,000   International Business Machines Corp....................................................    2,771,250
                                                                                                     -----------
           FINANCE COMPANIES (2.7%)
  68,000   Associates First Capital Corp. (Class A)................................................    2,881,500
                                                                                                     -----------
           FOREST PRODUCTS (2.4%)
  51,000   Weyerhaeuser Co.........................................................................    2,591,437
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (2.4%)
  39,000   Atlantic Richfield Co...................................................................    2,544,750
                                                                                                     -----------
           MAJOR BANKS (4.7%)
  48,000   Banc One Corp...........................................................................    2,451,000
  43,000   BankAmerica Corp........................................................................    2,585,375
                                                                                                     -----------
                                                                                                       5,036,375
                                                                                                     -----------
           MAJOR CHEMICALS (2.3%)
  47,000   Du Pont (E.I.) de Nemours & Co., Inc....................................................    2,493,937
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (2.6%)
  21,000   Bristol-Myers Squibb Co.................................................................    2,810,062
                                                                                                     -----------
           MEAT/POULTRY/FISH (2.3%)
  79,000   ConAgra, Inc............................................................................    2,488,500
                                                                                                     -----------
           METALS FABRICATIONS (2.3%)
 134,000   Timken Co...............................................................................    2,529,250
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (2.5%)
  50,000   Raytheon Co. (Class B)..................................................................    2,662,500
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MOTOR VEHICLES (5.1%)
  48,000   Ford Motor Co...........................................................................  $ 2,817,000
  37,000   General Motors Corp.....................................................................    2,647,813
                                                                                                     -----------
                                                                                                       5,464,813
                                                                                                     -----------
           MULTI-SECTOR COMPANIES (2.4%)
  77,000   Tenneco, Inc............................................................................    2,622,813
                                                                                                     -----------
           OIL/GAS TRANSMISSION (2.4%)
  46,000   Enron Corp..............................................................................    2,624,875
                                                                                                     -----------
           PACKAGE GOODS/COSMETICS (2.5%)
  30,000   Procter & Gamble Co.....................................................................    2,739,375
                                                                                                     -----------
           RAILROADS (2.3%)
  60,000   CSX Corp................................................................................    2,490,000
                                                                                                     -----------
           TELECOMMUNICATIONS (2.5%)
  36,000   AT&T Corp...............................................................................    2,709,000
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $64,651,013)...........................................................   68,962,219
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (3.9%)
           BIOTECHNOLOGY (0.0%)
$     40   Monsanto Co.
             8.875% due 12/15/09...................................................................       49,632
                                                                                                     -----------
           CELLULAR TELEPHONE (0.1%)
     120   Northern Telecom Capital
             7.40% due 06/15/06....................................................................      131,377
                                                                                                     -----------
           ELECTRIC UTILITIES (0.2%)
      15   Texas Utilities Electric Co.
             7.875% due 04/01/24...................................................................       15,914
     150   Union Electric Co.
             6.75% due 05/01/08....................................................................      163,383
                                                                                                     -----------
                                                                                                         179,297
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (0.5%)
     500   IBM Corp.
             7.00% due 10/30/25....................................................................      556,175
                                                                                                     -----------
           FINANCE COMPANIES (0.2%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05....................................................................      104,546
     110   Wells Fargo & Co.
             6.875% due 04/01/06...................................................................      117,151
                                                                                                     -----------
                                                                                                         221,697
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           FOREST PRODUCTS (0.2%)
$     15   Mead Corp.
             7.125% due 08/01/25...................................................................  $    15,335
     200   Willamette Industries, Inc.
             7.85% due 07/01/26....................................................................      219,588
                                                                                                     -----------
                                                                                                         234,923
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.5%)
     400   Bear Stearns Co., Inc.
             6.50% due 08/01/02....................................................................      405,904
     150   Merrill Lynch & Co., Inc.
             6.00% due 01/15/01....................................................................      151,662
                                                                                                     -----------
                                                                                                         557,566
                                                                                                     -----------
           MAJOR BANKS (0.7%)
     145   Citicorp
             6.375% due 01/15/06...................................................................      148,841
     200   NationsBank Corp.
             7.50% due 09/15/06....................................................................      221,074
     325   Norwest Corp.
             6.80% due 05/15/02....................................................................      337,097
                                                                                                     -----------
                                                                                                         707,012
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (0.1%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06...................................................................       53,639
                                                                                                     -----------
           MEDIA CONGLOMERATES (0.2%)
     180   Walt Disney Co. (Series B)
             6.75% due 03/30/06....................................................................      195,705
                                                                                                     -----------
           MILITARY/GOV'T/TECHNICAL (0.5%)
     150   Lockheed Martin Corp.
             7.25% due 05/15/06....................................................................      160,934
     400   Raytheon Co.
             6.45% due 08/15/02....................................................................      410,596
                                                                                                     -----------
                                                                                                         571,530
                                                                                                     -----------
           SPECIALTY CHEMICALS (0.2%)
     200   Praxair, Inc.
             6.90% due 11/01/06....................................................................      204,836
                                                                                                     -----------
           TELECOMMUNICATIONS (0.4%)
     400   MCI Communication Corp.
             6.95% due 08/15/06....................................................................      427,648
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           TRANSPORTATION (0.1%)
$    100   General American Transportation Corp.
             6.75% due 03/01/06....................................................................  $   101,120
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $3,946,641)............................................................    4,192,157
                                                                                                     -----------

           MORTGAGE-BACKED SECURITIES (18.3%)
   1,557   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03....................................................................    1,566,455
     715   Federal Home Loan Mortgage Corp.
             7.00% due 08/01/12....................................................................      731,185
     267   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26....................................................................      272,492
     648   Federal Home Loan Mortgage Corp.
             7.00% due 12/01/27....................................................................      660,269
     445   Federal National Mortgage Assoc.
             6.00% due 04/01/04....................................................................      447,997
      26   Federal National Mortgage Assoc.
             6.50% due 01/01/13....................................................................       26,465
   1,414   Federal National Mortgage Assoc.
             6.00% due 03/01/13....................................................................    1,417,756
     258   Federal National Mortgage Assoc.
             6.50% due 03/01/13....................................................................      262,005
     893   Federal National Mortgage Assoc.
             6.50% due 04/01/13....................................................................      905,278
   2,406   Federal National Mortgage Assoc.
             6.00% due 05/01/13....................................................................    2,411,600
     653   Federal National Mortgage Assoc.
             6.50% due 05/01/13....................................................................      662,547
      41   Federal National Mortgage Assoc.
             6.00% due 06/01/13....................................................................       40,963
     937   Federal National Mortgage Assoc.
             6.50% due 10/01/17....................................................................      953,141

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
$    980   Federal National Mortgage Assoc.
             6.50% due 06/01/28....................................................................  $   986,574
     463   Government National Mortgage Assoc.
             7.50% due 08/15/27....................................................................      477,839
     393   Government National Mortgage Assoc.
             6.00% due 04/15/28....................................................................      389,995
     973   Government National Mortgage Assoc.
             6.50% due 04/20/28....................................................................      976,226
     244   Government National Mortgage Assoc.
             6.00% due 05/15/28....................................................................      241,612
     347   Government National Mortgage Assoc.
             6.00% due 06/15/28....................................................................      344,364
   1,009   Government National Mortgage Assoc.
             6.00% due 11/15/28....................................................................    1,000,206
   1,010   Government National Mortgage Assoc.
             6.00% due 12/15/28....................................................................    1,001,162
   1,000   Government National Mortgage Assoc.
             6.50% due 12/20/28....................................................................    1,003,437
   3,000   Government National Mortgage Assoc.
             6.50% due 01/21/29 WI.................................................................    3,010,312
                                                                                                     -----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $19,550,492)...........................................................   19,789,880
                                                                                                     -----------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (12.1%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03....................................................................    1,120,933
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08....................................................................    1,561,635
     500   Resolution Funding Corp.
             0.00% due 10/15/04....................................................................      376,545
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24....................................................................    2,207,890
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26+...................................................................    1,161,638
   1,965   U.S. Treasury Note
             6.00% due 06/30/99....................................................................    1,978,794

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
$    750   U.S. Treasury Note
             7.75% due 01/31/00....................................................................  $   773,948
     385   U.S. Treasury Note
             6.625% due 06/30/01...................................................................      403,137
   1,400   U.S. Treasury Note
             6.625% due 04/30/02+..................................................................    1,483,272
     500   U.S. Treasury Note
             5.50% due 05/31/03....................................................................      516,250
      80   U.S. Treasury Note
             7.875% due 11/15/04...................................................................       92,686
   1,300   U.S. Treasury Note
             5.875% due 11/15/05+..................................................................    1,387,399
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $12,429,286)...........................................................   13,064,127
                                                                                                     -----------

           SHORT-TERM INVESTMENT (4.1%)
           REPURCHASE AGREEMENT
   4,458   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $4,459,542) (a)
             (IDENTIFIED COST $4,457,561)..........................................................    4,457,561
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $105,034,993) (b).........................................................  102.4 %  110,465,944

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (2.4)    (2,613,827)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $107,852,117
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

WI   Security purchased on a "when-issued" basis.
 + Some or all of these securities are segregated in connection with the purchase of "when-issued" securities.
(a) Collateralized by $4,499,610 U.S. Treasury Note 6.75% due 06/30/99 valued at $4,546,713.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,137,381 and the aggregate gross unrealized depreciation is $3,706,430, resulting in net unrealized appreciation of $5,430,951.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (89.9%)
           ELECTRIC UTILITIES (31.0%)
  16,000   AES Corp. (The)*........................................................................  $   758,000
  14,000   Allegheny Energy, Inc...................................................................      483,000
  10,000   American Electric Power Co..............................................................      470,625
  12,000   BEC Energy..............................................................................      494,250
  20,000   CalEnergy, Inc.*........................................................................      693,750
  15,000   Carolina Power & Light Co...............................................................      705,937
  10,000   Central & South West Corp...............................................................      274,375
  11,500   CINERGY Corp............................................................................      395,312
  15,000   CLECO Corp..............................................................................      514,687
  12,000   CMS Energy Corp.........................................................................      581,250
  14,000   Consolidated Edison, Inc................................................................      740,250
  15,000   Dominion Resources, Inc.................................................................      701,250
  17,500   DQE, Inc................................................................................      768,906
  13,355   Duke Energy Corp........................................................................      855,555
  18,000   Edison International....................................................................      501,750
  10,500   Enersis S.A. (ADR) (Chile)..............................................................      271,031
   7,500   Entergy Corp............................................................................      233,437
  15,000   FPL Group, Inc..........................................................................      924,375
  14,000   GPU, Inc................................................................................      618,625
  15,000   Houston Industries Inc..................................................................      481,875
   7,500   Illinova Corp...........................................................................      187,500
  30,000   Independent Energy Holdings
             PLC (ADR) (United Kingdom)*...........................................................      270,000
  15,000   Interstate Energy Corp..................................................................      483,750
  15,000   IPALCO Enterprises, Inc.................................................................      829,687
  10,000   Kansas City Power & Light Co............................................................      296,250
  31,700   LG&E Energy Corp........................................................................      897,506
  17,300   Metzler Group, Inc. (The)*..............................................................      841,213
  12,000   Nevada Power Co.........................................................................      312,000
  11,000   New Century Energies, Inc...............................................................      536,250
  10,000   New England Electric System.............................................................      481,250
  25,000   Niagara Mohawk Power Corp.*.............................................................      403,125
  24,000   NIPSCO Industries, Inc..................................................................      730,500
  20,000   Northwestern Corp.......................................................................      528,750
  24,000   OGE Energy Corp.........................................................................      694,500
  12,000   PacifiCorp..............................................................................      252,750
   7,500   Peco Energy Co..........................................................................      312,187
   9,500   PG & E Corp.............................................................................      299,250
   9,500   Pinnacle West Capital Corp..............................................................      402,562
  12,500   Public Service Company of New Mexico....................................................      255,469
   6,000   Public Service Enterprise Group, Inc....................................................      240,000
  22,000   SCANA Corp..............................................................................      709,500
  16,000   Sierra Pacific Resources................................................................      608,000
  15,000   Southern Co.............................................................................      435,937
  22,000   TECO Energy, Inc........................................................................      620,125
  11,000   Texas Utilities Co......................................................................      513,562
  10,000   TNP Enterprises, Inc....................................................................      379,375
  14,000   Unicom Corp.............................................................................      539,875
  40,000   USEC Inc................................................................................      555,000
  14,000   Utilicorp United, Inc...................................................................      513,625
  13,000   Western Resources, Inc..................................................................      432,250

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  16,000   Wisconsin Energy Corp...................................................................  $   503,000
                                                                                                     -----------
                                                                                                      26,532,988
                                                                                                     -----------
           NATURAL GAS (12.2%)
  20,000   AGL Resources, Inc......................................................................      461,250
  10,000   Cabot Oil & Gas Corp. (Class A).........................................................      150,000
   6,000   Consolidated Natural Gas Co.............................................................      324,000
  10,000   Eastern Enterprises.....................................................................      437,500
  12,622   El Paso Energy Corp.....................................................................      439,403
  16,912   Enron Corp..............................................................................      965,041
   7,000   Ente Nazionale Idrocarburi SpA ENI (ADR) (Italy)........................................      474,250
  10,000   Exxon Corp..............................................................................      731,250
  15,999   Indiana Energy Inc......................................................................      393,975
  31,600   KeySpan Energy..........................................................................      979,600
  12,000   KN Energy, Inc..........................................................................      436,500
  19,000   MCN Energy Group Inc....................................................................      362,187
  14,000   New Jersey Resources Corp...............................................................      553,000
  15,000   North Carolina Natural Gas Corp.........................................................      497,812
  13,750   Northwest Natural Gas Co................................................................      354,062
  24,000   Questar Corp............................................................................      465,000
  10,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      478,750
  24,541   Sempra Energy...........................................................................      622,728
   7,000   South Jersey Industries, Inc............................................................      183,313
  15,000   Washington Gas Light Co.................................................................      406,875
  10,000   Williams Companies, Inc.................................................................      311,875
  16,000   YPF Sociedad Anomina (ADR) (Argentina)..................................................      447,000
                                                                                                     -----------
                                                                                                      10,475,371
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (0.7%)
  15,000   Brandywine Realty Trust.................................................................      268,125
  10,000   Mack-Cali Realty Corp...................................................................      308,750
                                                                                                     -----------
                                                                                                         576,875
                                                                                                     -----------
           TELECOMMUNICATIONS (44.0%)
  10,000   AirTouch Communications, Inc.*..........................................................      721,250
  14,000   Alcatel Alsthom (ADR) (France)..........................................................      342,125
  14,160   ALLTEL Corp.............................................................................      846,945
   9,000   Ameritech Corp..........................................................................      570,375
  15,000   AT&T Corp...............................................................................    1,128,750
  15,000   BCE, Inc. (Canada)......................................................................      569,063
  11,144   Bell Atlantic Corp......................................................................      633,119
  10,000   BellSouth Corp..........................................................................      498,750
  20,000   Cellnet Data Systems, Inc.*.............................................................      100,000
   6,000   Cellular Communications International, Inc.*............................................      408,000
  13,750   Century Telephone Enterprises, Inc......................................................      928,125
  13,000   China Telecom (Hong Kong) Ltd. (ADR)*...................................................      451,750
  22,000   Cincinnati Bell, Inc....................................................................      831,875

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Cisco Systems, Inc.*....................................................................  $   928,125
  19,200   COLT Telecom Group plc (ADR) (United Kingdom)*..........................................    1,152,000
  12,000   Commonwealth Telephone Enterprises, Inc.*...............................................      394,500
  12,000   COMSAT Corp.............................................................................      432,000
  30,000   Crown Castle International Corp.*.......................................................      697,500
  12,000   Deutsche Telekom AG (ADR) (Germany).....................................................      393,000
  15,000   Dycom Industries, Inc.*.................................................................      856,875
  11,900   Esat Telecom Group PLC (ADR) (Ireland)*.................................................      447,738
   8,200   France Telecom S.A. (ADR) (France)......................................................      647,288
  15,000   Frontier Corp...........................................................................      510,000
   5,000   General Motors Corp. (Class H) (Hughes Electronics).....................................      198,438
  20,000   Global Crossing Ltd. (Bermuda)*.........................................................      900,000
  14,000   Grupo Iusacell, S.A. de C.V. (Series L) (ADR) (Mexico)*.................................       99,750
   6,500   GTE Corp................................................................................      438,344
   6,000   Harris Corp.............................................................................      219,750
  20,000   Hellenic Telecommunication Organization S.A. (OTE) (ADR) (Greece)*......................      265,000
  25,000   Hyperion Telecommunications, Inc.*......................................................      378,125
  12,000   ICG Communications, Inc.*...............................................................      258,000
  20,000   ITC DeltaCom, Inc.*.....................................................................      302,500
  12,000   Level 3 Communications, Inc.*...........................................................      516,750
   8,292   Lucent Technologies Inc.................................................................      912,120
  10,000   Magyar Tavkozlesi RT (MATAV) (ADR) (Hungary)............................................      298,125
  33,860   MCI WorldCom, Inc.*.....................................................................    2,429,455
  10,000   McLeodUSA, Inc. (Class A)*..............................................................      310,000
  12,000   MediaOne Group Inc.*....................................................................      564,000
  20,000   MetroNet Communications Corp. (Class B) (Canada)*.......................................      660,000
  10,000   Motorola, Inc...........................................................................      610,625
  18,000   Nextel Communications, Inc. (Class A)*..................................................      425,250
  11,000   NEXTLINK Communications, Inc. (Class A)*................................................      312,125
  10,000   Omnipoint Corp.*........................................................................       93,125
  10,000   Pacific Gateway Exchange, Inc.*.........................................................      480,625
   4,000   Philips Electronics NV (ADR) (Netherlands)..............................................      270,750
  10,000   Portugal Telecom S.A. (ADR) (Portugal)..................................................      446,250

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Powertel, Inc.*.........................................................................  $   136,250
  20,000   Primus Telecommunications Group, Inc.*..................................................      326,250
  22,325   Qwest Communications International, Inc.*...............................................    1,114,855
  15,000   RCN Corp.*..............................................................................      265,313
   8,000   Royal PTT Nederland NV (ADR) (Netherlands)..............................................      402,000
  10,000   RSL Communications, Ltd. (Class A) (Bermuda)*...........................................      293,750
   7,000   Saville Systems PLC (ADR) (Ireland)*....................................................      132,563
  20,428   SBC Communications, Inc.................................................................    1,095,452
   7,000   Sprint Corp. (FON Group)................................................................      588,875
   3,500   Sprint Corp. (PCS Group)*...............................................................       80,938
  10,000   Tele Danmark AS (ADR) (Denmark).........................................................      678,750
  12,000   Tele-Communications, Inc. (Class A)*....................................................      663,750
   4,000   Telecomunicacoes Brasileiras S.A.-Telebras (ADR) (Brasil)*..............................      290,750
   5,100   Telefonica Espana S.A. (ADR) (Spain)....................................................      690,413
  12,000   Teleglobe Inc...........................................................................      432,000
   9,000   Telephone & Data Systems, Inc...........................................................      404,438
  15,000   Teligent, Inc. (Class A)*...............................................................      431,250
   5,000   Telstra Corp. Ltd. (ADR) (Australia)*...................................................      463,750
  10,000   The Associated Group, Inc.*.............................................................      423,750
   5,327   U.S. West, Inc..........................................................................      344,257
   7,000   United States Cellular Corp.*...........................................................      266,000
  10,000   Vanguard Cellular Systems, Inc. (Class A)*..............................................      257,500
   4,000   Vodafone Group PLC (ADR) (United Kingdom)...............................................      644,500
  20,000   Western Wireless Corp. (Class A)........................................................      438,750
  20,000   Winstar Communications, Inc.*...........................................................      778,750
   8,000   World Access, Inc.*.....................................................................      171,000
                                                                                                     -----------
                                                                                                      37,694,114
                                                                                                     -----------
           WATER SUPPLY (2.0%)
  22,000   American Water Works Company, Inc.......................................................      742,500
  11,000   E'Town Corp.............................................................................      521,125
  15,000   Philadelphia Suburban Corp..............................................................      443,438
                                                                                                     -----------
                                                                                                       1,707,063
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $54,621,372)...........................................................   76,986,411
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PREFERRED STOCKS (0.4%)
           ELECTRIC UTILITIES
   6,000   Alabama Power Capital Trust I (Series Q) $1.84..........................................  $   153,750
   1,000   Duquesne Capital LP (Series A) $2.094...................................................       26,000
   2,500   Public Service Electric & Gas Capital (Series B) $2.00..................................       63,594
   5,000   Virginia Power Capital $2.013...........................................................      127,812
                                                                                                     -----------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $363,687)..............................................................      371,156
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.7%)
           ELECTRIC UTILITIES (1.3%)
$    100   Florida Power & Light Co.
             7.05% due 12/01/26....................................................................      102,357
     500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04....................................................................      550,130
     500   Salton Sea Funding Co. - 144A**
             7.475% due 11/30/18...................................................................      499,065
                                                                                                     -----------
                                                                                                       1,151,552
                                                                                                     -----------
           TELECOMMUNICATIONS (3.4%)
     500   Aliant Communications, Inc.
             6.75% due 04/01/28....................................................................      530,560
     500   LCI International, Inc.
             7.25% due 06/15/07....................................................................      509,060
     250   Sprint Capital Corp.
             6.125% due 11/15/08...................................................................      255,232
   1,000   Sprint Capital Corp.
             6.875% due 11/15/28...................................................................    1,039,660
     500   WorldCom, Inc.
             6.95% due 08/15/28....................................................................      537,705
                                                                                                     -----------
                                                                                                       2,872,217
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $3,897,527)............................................................    4,023,769
                                                                                                     -----------

           U.S. GOVERNMENT AGENCY (0.0%)
      25   Tennessee Valley Authority (Series 95-A)
             8.00% due 03/31/45
             (IDENTIFIED COST $25,000).............................................................       26,188
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (4.6%)
           U.S. GOVERNMENT AGENCY (a) (1.2%)
$  1,000   Federal National Mortgage Assoc. 5.09% due 01/07/99 (AMORTIZED COST $999,152)...........  $   999,152
                                                                                                     -----------

           REPURCHASE AGREEMENT (3.4%)
   2,947   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,948,017) (b)
             (IDENTIFIED COST $2,946,707)..........................................................    2,946,707
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,945,859)............................................................    3,945,859
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $62,853,445)..............................................................   99.6 %   85,353,383

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.4        329,802
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 85,683,185
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,974,500 U.S. Treasury Note 6.75% due 06/30/99 valued at $3,005,641.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $23,940,363 and the aggregate gross unrealized depreciation is $1,440,425, resulting in net unrealized appreciation of $22,499,938.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.9%)
           AEROSPACE (2.6%)
 170,000   United Technologies Corp...............................................................  $ 18,487,500
                                                                                                    ------------
           ALUMINUM (2.5%)
 245,000   Aluminum Co. of America................................................................    18,267,812
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.6%)
 468,000   PepsiCo, Inc...........................................................................    19,158,750
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.6%)
 564,000   Deere & Co.............................................................................    18,682,500
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (2.4%)
 320,000   Whirlpool Corp.........................................................................    17,720,000
                                                                                                    ------------
           DEPARTMENT STORES (5.0%)
 300,000   May Department Stores Co...............................................................    18,112,500
 430,000   Sears, Roebuck & Co....................................................................    18,275,000
                                                                                                    ------------
                                                                                                      36,387,500
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (7.5%)
 192,000   General Electric Co....................................................................    19,596,000
 235,000   Honeywell, Inc.........................................................................    17,698,437
 240,000   Minnesota Mining & Manufacturing Co....................................................    17,070,000
                                                                                                    ------------
                                                                                                      54,364,437
                                                                                                    ------------
           ELECTRIC UTILITIES (4.8%)
 400,000   GPU, Inc...............................................................................    17,675,000
 438,000   Unicom Corp............................................................................    16,890,375
                                                                                                    ------------
                                                                                                      34,565,375
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.7%)
 107,000   International Business Machines Corp...................................................    19,768,250
                                                                                                    ------------
           FINANCE COMPANIES (2.7%)
 460,000   Associates First Capital Corp. (Class A)...............................................    19,492,500
                                                                                                    ------------
           FOOD CHAINS (2.6%)
 510,000   American Stores Co.....................................................................    18,838,125
                                                                                                    ------------
           FOREST PRODUCTS (2.5%)
 355,000   Weyerhaeuser Co........................................................................    18,038,437
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (7.3%)
 260,000   Atlantic Richfield Co..................................................................    16,965,000
 240,000   Exxon Corp.............................................................................    17,550,000
 208,000   Mobil Corp.............................................................................    18,122,000
                                                                                                    ------------
                                                                                                      52,637,000
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR BANKS (4.8%)
 341,000   Bank One Corp..........................................................................  $ 17,412,313
 290,000   BankAmerica Corp.......................................................................    17,436,250
                                                                                                    ------------
                                                                                                      34,848,563
                                                                                                    ------------
           MAJOR CHEMICALS (2.4%)
 190,000   Dow Chemical Co........................................................................    17,278,125
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (5.1%)
 360,000   Abbott Laboratories....................................................................    17,640,000
 340,000   American Home Products Corp............................................................    19,146,250
                                                                                                    ------------
                                                                                                      36,786,250
                                                                                                    ------------
           MOTOR VEHICLES (5.3%)
 195,000   DaimlerChrysler AG (Germany)...........................................................    18,732,188
 329,000   Ford Motor Co..........................................................................    19,308,188
                                                                                                    ------------
                                                                                                      38,040,376
                                                                                                    ------------
           MULTI-LINE INSURANCE (2.5%)
 220,000   Lincoln National Corp..................................................................    17,998,750
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (2.6%)
 547,300   Tenneco, Inc...........................................................................    18,642,406
                                                                                                    ------------
           NATURAL GAS (2.4%)
 320,000   Consolidated Natural Gas Co............................................................    17,280,000
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.7%)
 300,000   Pitney Bowes, Inc......................................................................    19,818,750
                                                                                                    ------------
           OIL REFINERIES/MARKETING (2.6%)
 615,000   USX-Marathon Group.....................................................................    18,526,875
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.6%)
 330,000   Enron Corp.............................................................................    18,830,625
                                                                                                    ------------
           OTHER METALS/MINERALS (2.3%)
 330,000   Phelps Dodge Corp......................................................................    16,788,750
                                                                                                    ------------
           PACKAGED FOODS (2.4%)
 290,000   Quaker Oats Company (The)..............................................................    17,255,000
                                                                                                    ------------
           PAINTS/COATINGS (2.3%)
 291,000   PPG Industries, Inc....................................................................    16,950,750
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (2.4%)
 240,000   Eastman Kodak Co.......................................................................    17,280,000
                                                                                                    ------------
           RAILROADS (2.4%)
 425,000   CSX Corp...............................................................................    17,637,500
                                                                                                    ------------
           TELECOMMUNICATIONS (4.9%)
 230,000   AT&T Corp..............................................................................    17,307,500
 316,000   Bell Atlantic Corp.....................................................................    17,952,750
                                                                                                    ------------
                                                                                                      35,260,250
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TOBACCO (2.4%)
 319,000   Philip Morris Companies, Inc...........................................................  $ 17,066,500
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $618,446,655).........................................................   722,697,656
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (0.6%)
           REPURCHASE AGREEMENT
$  3,890   The Bank of New York 4.00%
             due 01/04/99 (dated 12/31/98;
             proceeds $3,891,258)
             (IDENTIFIED COST $3,889,529) (A).....................................................     3,889,529
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $622,336,184) (B)........................................................  100.5 %   726,587,185

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.5)     (3,302,107)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 723,285,078
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a) Collateralized by $3,926,210 U.S. Treasury Note 6.75% due 06/30/99 valued at $3,967,319.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $124,567,822 and the aggregate gross unrealized depreciation is $20,316,821, resulting in net unrealized appreciation of $104,251,001.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.0%)
           ACCIDENT & HEALTH INSURANCE (0.5%)
   7,400   Provident Companies, Inc...............................................................  $    307,100
   8,600   Torchmark Corp.........................................................................       303,688
   6,000   UNUM Corp..............................................................................       350,250
                                                                                                    ------------
                                                                                                         961,038
                                                                                                    ------------
           ADVERTISING (0.4%)
   4,900   Interpublic Group of Companies, Inc....................................................       390,775
   6,600   Omnicom Group, Inc.....................................................................       382,800
                                                                                                    ------------
                                                                                                         773,575
                                                                                                    ------------
           AEROSPACE (0.8%)
   9,400   Boeing Co..............................................................................       306,675
   3,700   Lockheed Martin Corp...................................................................       313,575
   4,200   Northrop Grumman Corp..................................................................       307,125
   3,600   United Technologies Corp...............................................................       391,500
                                                                                                    ------------
                                                                                                       1,318,875
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (0.2%)
   4,400   FDX Corp.*.............................................................................       391,600
                                                                                                    ------------
           AIRLINES (0.7%)
   5,500   AMR Corp.*.............................................................................       326,562
   6,000   Delta Air Lines, Inc...................................................................       312,000
  15,600   Southwest Airlines Co..................................................................       350,025
   5,800   US Airways Group Inc.*.................................................................       301,600
                                                                                                    ------------
                                                                                                       1,290,187
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (0.8%)
   5,700   Anheuser-Busch Companies, Inc..........................................................       374,062
   5,100   Brown-Forman Corp. (Class B)...........................................................       386,006
   7,400   Coors (Adolph) Co. (Class B)...........................................................       417,637
   9,700   Fortune Brands, Inc....................................................................       306,762
                                                                                                    ------------
                                                                                                       1,484,467
                                                                                                    ------------
           ALUMINUM (0.6%)
  11,500   Alcan Aluminium Ltd. (Canada)..........................................................       311,219
   4,700   Aluminum Co. of America................................................................       350,444
   5,800   Reynolds Metals Co.....................................................................       305,587
                                                                                                    ------------
                                                                                                         967,250
                                                                                                    ------------
           APPAREL (0.8%)
  25,000   Fruit of the Loom, Inc. (Class A)*.....................................................       345,313
  10,000   Liz Claiborne, Inc.....................................................................       315,625
  18,000   Russell Corp...........................................................................       365,625

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,500   VF Corp................................................................................  $    304,688
                                                                                                    ------------
                                                                                                       1,331,251
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.8%)
   9,200   Dana Corp..............................................................................       376,050
   4,300   Eaton Corp.............................................................................       303,956
   5,500   Johnson Controls, Inc..................................................................       324,500
   5,800   TRW, Inc...............................................................................       325,887
                                                                                                    ------------
                                                                                                       1,330,393
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.5%)
  15,000   Cooper Tire & Rubber Co................................................................       306,562
   9,100   Genuine Parts Co.......................................................................       304,281
   6,000   Goodyear Tire & Rubber Co..............................................................       302,625
                                                                                                    ------------
                                                                                                         913,468
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (0.5%)
   4,500   Coca Cola Co...........................................................................       300,938
   7,800   Coca-Cola Enterprises Inc..............................................................       278,850
   8,500   PepsiCo, Inc...........................................................................       347,969
                                                                                                    ------------
                                                                                                         927,757
                                                                                                    ------------
           BIOTECHNOLOGY (0.2%)
   3,700   Amgen Inc.*............................................................................       386,650
                                                                                                    ------------
           BOOKS/MAGAZINE (0.3%)
   5,700   Harcourt General, Inc..................................................................       303,169
   7,900   Meredith Corp..........................................................................       299,213
                                                                                                    ------------
                                                                                                         602,382
                                                                                                    ------------
           BROADCASTING (0.4%)
  10,000   CBS Corp...............................................................................       327,500
   7,400   Clear Channel Communications, Inc.*....................................................       403,300
                                                                                                    ------------
                                                                                                         730,800
                                                                                                    ------------
           BUILDING MATERIALS (0.2%)
   9,500   Owens Corning..........................................................................       336,656
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (0.4%)
   6,300   Home Depot, Inc........................................................................       385,481
   7,500   Lowe's Companies, Inc..................................................................       383,906
                                                                                                    ------------
                                                                                                         769,387
                                                                                                    ------------
           BUILDING PRODUCTS (0.5%)
   4,900   Armstrong World Industries, Inc........................................................       295,531
   5,500   Georgia-Pacific Corp...................................................................       322,094
  10,200   Masco Corp.............................................................................       293,250
                                                                                                    ------------
                                                                                                         910,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE TELEVISION (0.6%)
   6,600   Comcast Corp. (Class A Special)........................................................  $    387,337
   7,100   Tele-Communications, Inc. (Class A)*...................................................       392,719
   7,300   MediaOne Group Inc.*...................................................................       343,100
                                                                                                    ------------
                                                                                                       1,123,156
                                                                                                    ------------
           CASINO/GAMBLING (0.4%)
  23,000   Harrah's Entertainment, Inc.*..........................................................       360,812
  21,000   Mirage Resorts, Inc.*..................................................................       313,687
                                                                                                    ------------
                                                                                                         674,499
                                                                                                    ------------
           CELLULAR TELEPHONE (0.6%)
   5,700   AirTouch Communications, Inc.*.........................................................       411,113
  14,800   Nextel Communications, Inc. (Class A)*.................................................       349,650
  13,800   Sprint Corp. (PCS Group)...............................................................       319,125
                                                                                                    ------------
                                                                                                       1,079,888
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (1.0%)
   6,400   Gap, Inc. (The)........................................................................       360,000
  11,000   Limited (The), Inc.....................................................................       320,375
  10,500   Nordstrom, Inc.........................................................................       364,219
  13,700   TJX Companies, Inc.....................................................................       397,300
  38,000   Venator Group, Inc.*...................................................................       244,625
                                                                                                    ------------
                                                                                                       1,686,519
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (0.8%)
   8,200   3Com Corp.*............................................................................       367,462
   5,800   Ascend Communications, Inc.*...........................................................       381,350
  38,000   Cabletron Systems, Inc.*...............................................................       318,250
   4,200   Cisco Systems, Inc.*...................................................................       389,812
                                                                                                    ------------
                                                                                                       1,456,874
                                                                                                    ------------
           COMPUTER SOFTWARE (1.9%)
   8,300   Adobe Systems, Inc.....................................................................       388,025
   9,600   Autodesk, Inc..........................................................................       409,200
   7,000   BMC Software, Inc.*....................................................................       311,937
   8,700   Computer Associates International, Inc.................................................       370,837
   2,800   Microsoft Corp.*.......................................................................       387,975
  21,600   Novell, Inc.*..........................................................................       391,500
   8,200   Oracle Corp.*..........................................................................       353,625
  25,000   Parametric Technology Corp.*...........................................................       406,250
  20,000   PeopleSoft, Inc.*......................................................................       377,500
                                                                                                    ------------
                                                                                                       3,396,849
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER/VIDEO CHAINS (0.4%)
   7,700   Circuit City Stores, Inc...............................................................  $    384,519
   7,200   Tandy Corp.............................................................................       296,550
                                                                                                    ------------
                                                                                                         681,069
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (1.3%)
  14,200   Case Corp..............................................................................       309,737
   7,500   Caterpillar, Inc.......................................................................       345,000
   8,600   Cummins Engine Co., Inc................................................................       305,300
  10,500   Deere & Co.............................................................................       347,812
   3,500   NACCO Industries, Inc. (Class A).......................................................       322,000
  10,900   Navistar International Corp.*..........................................................       310,650
   8,000   PACCAR, Inc............................................................................       327,000
                                                                                                    ------------
                                                                                                       2,267,499
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.4%)
   6,100   Maytag Corp............................................................................       379,725
   6,000   Whirlpool Corp.........................................................................       332,250
                                                                                                    ------------
                                                                                                         711,975
                                                                                                    ------------
           CONSUMER SPECIALTIES (0.2%)
  13,300   Jostens, Inc...........................................................................       348,294
                                                                                                    ------------
           CONSUMER SUNDRIES (0.2%)
   7,500   American Greetings Corp. (Class A).....................................................       307,969
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.2%)
   8,800   Ball Corp..............................................................................       402,600
   8,200   Bemis Company, Inc.....................................................................       311,087
  10,000   Crown Cork & Seal Co., Inc.............................................................       308,125
  10,500   Owens-Illinois, Inc.*..................................................................       321,562
   7,800   Sealed Air Corp.*......................................................................       398,288
   6,200   Temple-Inland, Inc.....................................................................       367,737
                                                                                                    ------------
                                                                                                       2,109,399
                                                                                                    ------------
           CONTRACT DRILLING (0.4%)
  18,800   Helmerich & Payne, Inc.................................................................       364,250
  32,000   Rowan Companies, Inc.*.................................................................       320,000
                                                                                                    ------------
                                                                                                         684,250
                                                                                                    ------------
           DEPARTMENT STORES (1.1%)
  10,400   Dillard's, Inc. (Class A)..............................................................       295,100
   6,700   Federated Department Stores, Inc.*.....................................................       291,869
   5,100   May Department Stores Co...............................................................       307,912
   6,000   Kohl's Corp............................................................................       368,625
   6,100   Penney (J.C.) Co., Inc.................................................................       285,937

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,000   Sears, Roebuck & Co....................................................................  $    340,000
                                                                                                    ------------
                                                                                                       1,889,443
                                                                                                    ------------
           DISCOUNT CHAINS (1.2%)
  16,000   Consolidated Stores Corp.*.............................................................       323,000
   5,200   Costco Companies, Inc.*................................................................       375,375
   7,500   Dayton Hudson Corp.....................................................................       406,875
  12,500   Dollar General Corp....................................................................       295,312
  20,200   Kmart Corp.*...........................................................................       309,313
   4,800   Wal-Mart Stores, Inc.*.................................................................       390,900
                                                                                                    ------------
                                                                                                       2,100,775
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.2%)
   5,900   Paychex, Inc...........................................................................       303,481
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.4%)
   8,100   Harris Corp............................................................................       296,662
   6,700   Rockwell International Corp............................................................       325,369
                                                                                                    ------------
                                                                                                         622,031
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.6%)
   3,400   American Express Co....................................................................       347,650
   5,600   Providian Financial Corp...............................................................       420,000
   3,100   Transamerica Corp......................................................................       358,050
                                                                                                    ------------
                                                                                                       1,125,700
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (2.0%)
  11,000   Aeroquip-Vickers, Inc..................................................................       329,313
  14,900   Allegheny Teledyne Inc.................................................................       304,519
   7,000   AlliedSignal, Inc......................................................................       310,188
   6,200   Cooper Industries, Inc.................................................................       295,662
   5,600   Danaher Corp...........................................................................       304,150
   8,400   Dover Corp.............................................................................       307,650
   5,400   FMC Corp.*.............................................................................       302,400
   8,700   ITT Industries, Inc....................................................................       345,825
   4,000   Minnesota Mining & Manufacturing Co....................................................       284,500
  18,200   Thermo Electron Corp.*.................................................................       308,263
   5,200   Tyco International Ltd.................................................................       392,275
                                                                                                    ------------
                                                                                                       3,484,745
                                                                                                    ------------
           DRUG STORE CHAIN (0.9%)
   7,100   CVS Corp...............................................................................       390,500
   8,500   Longs Drug Stores Corp.................................................................       318,750
   8,000   Rite Aid Corp..........................................................................       396,500
   6,600   Walgreen Co............................................................................       386,513
                                                                                                    ------------
                                                                                                       1,492,263
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. PERIPHERALS (0.5%)
   4,800   EMC Corp.*.............................................................................  $    408,000
  13,400   Seagate Technology, Inc.*..............................................................       405,350
                                                                                                    ------------
                                                                                                         813,350
                                                                                                    ------------
           E.D.P. SERVICES (1.0%)
   4,400   Automatic Data Processing, Inc.........................................................       352,825
   5,500   Ceridian Corp.*........................................................................       383,969
   4,500   Computer Sciences Corp.*...............................................................       289,969
   7,400   Electronic Data Systems Corp...........................................................       371,850
  10,500   First Data Corp........................................................................       332,719
                                                                                                    ------------
                                                                                                       1,731,332
                                                                                                    ------------
           ELECTRIC UTILITIES (5.4%)
   6,400   AES Corp. (The)*.......................................................................       303,200
   7,500   Ameren Corp............................................................................       320,156
   6,300   American Electric Power Co.............................................................       296,494
  10,500   Baltimore Gas & Electric Co............................................................       324,188
   6,700   Carolina Power & Light Co..............................................................       315,319
  12,300   Central & South West Corp..............................................................       337,481
   8,700   CINergy Corp...........................................................................       299,063
   7,000   Consolidated Edison, Inc...............................................................       370,125
   7,700   Dominion Resources, Inc................................................................       359,975
   8,000   DTE Energy Co..........................................................................       343,000
   5,000   Duke Power Co..........................................................................       320,313
  10,700   Edison International...................................................................       298,263
  12,000   Entergy Corp...........................................................................       373,500
  10,100   FirstEnergy Corp.......................................................................       328,881
   4,800   FPL Group, Inc.........................................................................       295,800
   8,000   GPU, Inc...............................................................................       353,500
  11,000   Houston Industries, Inc................................................................       353,375
   6,100   New Century Energies, Inc..............................................................       297,375
  22,000   Niagara Mohawk Power Corp.*............................................................       354,750
  12,000   Northern States Power Co...............................................................       333,000
  14,300   PacifiCorp.............................................................................       301,194
   9,500   PG & E Corp............................................................................       299,250
   9,500   PECO Energy Co.........................................................................       395,438
  13,800   PP&L Resources, Inc....................................................................       384,675
   8,900   Public Service Enterprise Group, Inc...................................................       356,000
  12,100   Southern Co............................................................................       351,656
   7,000   Texas Utilities Co.....................................................................       326,813
   9,500   Unicom Corp............................................................................       366,344
                                                                                                    ------------
                                                                                                       9,359,128
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRICAL PRODUCTS (0.6%)
   5,500   Emerson Electric Co....................................................................  $    344,094
  10,700   Raychem Corp...........................................................................       345,744
   7,000   Thomas Betts Corp......................................................................       303,187
                                                                                                    ------------
                                                                                                         993,025
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
   7,500   AMP, Inc...............................................................................       390,469
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.1%)
   9,000   Apple Computer, Inc.*..................................................................       368,437
   9,400   COMPAQ Computer Corp...................................................................       394,212
  22,500   Data General Corp.*....................................................................       369,844
   5,100   Dell Computer Corp.*...................................................................       373,256
   6,500   Gateway 2000, Inc.*....................................................................       332,719
   5,000   Hewlett-Packard Co.....................................................................       341,562
   2,100   International Business Machines Corp...................................................       387,975
  26,000   Silicon Graphics, Inc.*................................................................       334,750
   4,600   Sun Microsystems, Inc.*................................................................       393,587
  11,400   Unisys Corp.*..........................................................................       392,587
                                                                                                    ------------
                                                                                                       3,688,929
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   9,000   Applied Materials, Inc.*...............................................................       384,188
   9,400   KLA-Tencor Corp.*......................................................................       407,725
                                                                                                    ------------
                                                                                                         791,913
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.4%)
   7,100   Fluor Corp.............................................................................       302,194
  23,500   Foster Wheeler Corp....................................................................       309,906
                                                                                                    ------------
                                                                                                         612,100
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.4%)
  10,300   Browning-Ferris Industries, Inc........................................................       292,906
   7,200   Waste Management, Inc..................................................................       335,700
                                                                                                    ------------
                                                                                                         628,606
                                                                                                    ------------
           FARMING/SEEDS/MILLING (0.3%)
  18,000   Archer-Daniels-Midland Co..............................................................       309,375
  10,800   Pioneer Hi-Bred International, Inc.....................................................       291,600
                                                                                                    ------------
                                                                                                         600,975
                                                                                                    ------------
           FINANCE COMPANIES (1.6%)
   8,200   Associates First Capital Corp. (Class A)...............................................       347,475
   3,000   Capital One Financial Corp.............................................................       345,000
   6,700   Countrywide Credit Industries, Inc.....................................................       336,256
   5,100   Fannie Mae.............................................................................       377,400

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Freddie Mac............................................................................  $    386,625
   8,800   Household International, Inc...........................................................       348,700
  15,000   MBNA Corp..............................................................................       374,062
   7,500   SLM Holding Corp.......................................................................       360,000
                                                                                                    ------------
                                                                                                       2,875,518
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
   9,900   Dun & Bradstreet Corp..................................................................       312,469
   9,200   Equifax, Inc...........................................................................       314,525
   3,700   McGraw-Hill, Inc.......................................................................       376,937
                                                                                                    ------------
                                                                                                       1,003,931
                                                                                                    ------------
           FLUID CONTROLS (0.2%)
  10,000   Parker-Hannifin Corp...................................................................       327,500
                                                                                                    ------------
           FOOD CHAINS (1.4%)
   6,100   Albertson's, Inc.......................................................................       388,494
  10,300   American Stores Co.....................................................................       380,456
   6,700   Fred Meyer, Inc.*......................................................................       403,675
  10,600   Great Atlantic & Pacific Tea Co., Inc..................................................       314,025
   6,600   Kroger Co.*............................................................................       399,300
   4,800   Safeway, Inc.*.........................................................................       292,500
   7,700   Winn-Dixie Stores, Inc.................................................................       345,537
                                                                                                    ------------
                                                                                                       2,523,987
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.4%)
  13,400   Supervalu, Inc.........................................................................       375,200
  12,800   Sysco Corp.............................................................................       351,200
                                                                                                    ------------
                                                                                                         726,400
                                                                                                    ------------
           FOREST PRODUCTS (0.4%)
  16,600   Louisiana-Pacific Corp.................................................................       303,988
   6,500   Weyerhaeuser Co........................................................................       330,281
                                                                                                    ------------
                                                                                                         634,269
                                                                                                    ------------
           HOME BUILDING (0.8%)
   8,600   Centex Corp............................................................................       387,537
   8,500   Fleetwood Enterprises, Inc.............................................................       295,375
  11,100   Kaufman & Broad Home Corp..............................................................       319,125
  12,600   Pulte Corp.............................................................................       350,437
                                                                                                    ------------
                                                                                                       1,352,474
                                                                                                    ------------
           HOME FURNISHINGS (0.8%)
   8,000   National Service Industries, Inc.......................................................       304,000
   8,500   Newell Co..............................................................................       350,625
  10,400   Rubbermaid, Inc........................................................................       326,950
  20,800   Tupperware Corp........................................................................       341,900
                                                                                                    ------------
                                                                                                       1,323,475
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HOSPITAL/NURSING MANAGEMENT (0.6%)
  11,900   Columbia/HCA Healthcare Corp...........................................................  $    294,525
  13,400   HCR Manor Care, Inc....................................................................       393,625
  11,600   Tenet Healthcare Corp.*................................................................       304,500
                                                                                                    ------------
                                                                                                         992,650
                                                                                                    ------------
           HOTELS/RESORTS (0.5%)
   6,200   Carnival Corp. (Class A)...............................................................       297,600
  15,000   Hilton Hotels Corp.....................................................................       286,875
   9,900   Marriott International, Inc............................................................       287,100
                                                                                                    ------------
                                                                                                         871,575
                                                                                                    ------------
           INDUSTRIAL MACHINERY/ COMPONENTS (0.7%)
  33,400   Harnischfeger Industries, Inc..........................................................       340,263
   5,000   Illinois Tool Works Inc................................................................       290,000
   7,100   Ingersoll-Rand Co......................................................................       333,256
  16,500   Milacron, Inc..........................................................................       317,625
                                                                                                    ------------
                                                                                                       1,281,144
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.6%)
  10,300   Ecolab, Inc............................................................................       372,731
  13,500   Millipore Corp.........................................................................       383,906
  14,500   Pall Corp..............................................................................       367,031
                                                                                                    ------------
                                                                                                       1,123,668
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.4%)
   5,400   AON Corp...............................................................................       299,025
   5,400   Marsh & McLennan Companies, Inc........................................................       315,562
                                                                                                    ------------
                                                                                                         614,587
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (2.0%)
   6,200   Amerada Hess Corp......................................................................       308,450
   6,100   Amoco Corp.............................................................................       368,288
   4,600   Atlantic Richfield Co..................................................................       300,150
   3,800   Chevron Corp...........................................................................       315,163
   4,200   Exxon Corp.*...........................................................................       307,125
   8,500   Kerr-McGee Corp........................................................................       325,125
   4,100   Mobil Corp.............................................................................       357,213
   7,000   Phillips Petroleum Co..................................................................       298,375
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)*.........................................       287,250
   5,500   Texaco, Inc............................................................................       290,813
  10,300   Unocal Corp............................................................................       300,631
                                                                                                    ------------
                                                                                                       3,458,583
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/ SERVICES (1.0%)
   8,000   Bear Stearns Companies, Inc............................................................  $    299,000
   8,500   Lehman Brothers Holdings, Inc..........................................................       374,531
   5,000   Merrill Lynch & Co., Inc...............................................................       333,750
   5,200   Morgan Stanley Dean Witter & Co. (Note 3)..............................................       369,200
   6,600   Schwab (CHARLES) Corp..................................................................       370,837
                                                                                                    ------------
                                                                                                       1,747,318
                                                                                                    ------------
           INVESTMENT MANAGERS (0.2%)
   9,000   Franklin Resources, Inc................................................................       288,000
                                                                                                    ------------
           LIFE INSURANCE (0.8%)
   4,800   American General Corp..................................................................       374,400
  10,100   Conseco, Inc...........................................................................       308,681
   5,100   Jefferson-Pilot Corp...................................................................       382,500
   4,600   SunAmerica Inc.........................................................................       373,175
                                                                                                    ------------
                                                                                                       1,438,756
                                                                                                    ------------
           MAJOR BANKS (4.6%)
  10,000   Bank of New York Co., Inc..............................................................       402,500
   7,500   Bank One Corp..........................................................................       382,969
   6,400   Bank America Corp......................................................................       384,800
   7,800   BankBoston Corp........................................................................       303,713
   4,200   Bankers Trust New York Corp............................................................       358,837
   9,600   BB&T Corp..............................................................................       387,000
   5,400   Chase Manhattan Corp...................................................................       367,537
   7,700   Citigroup, Inc.........................................................................       381,150
   4,650   Comerica, Inc..........................................................................       317,072
   6,432   First Union Corp.......................................................................       391,146
   7,200   Fleet Financial Group, Inc.............................................................       321,750
   9,900   Huntington Bancshares, Inc.............................................................       297,619
   9,400   KeyCorp................................................................................       300,800
   4,800   Mellon Bank Corp.......................................................................       330,000
   2,900   Morgan (J.P.) & Co., Inc...............................................................       304,681
   4,100   National City Corp.....................................................................       297,250
   5,500   PNC Bank Corp..........................................................................       297,688
   6,600   Republic New York Corp.................................................................       300,713
   4,400   State Street Corp......................................................................       306,075
   6,700   Summit Bancorp.........................................................................       292,706
   4,200   SunTrust Banks, Inc....................................................................       321,300
   8,400   U.S. Bancorp...........................................................................       298,200
   3,700   Wachovia Corp..........................................................................       323,518
   9,900   Wells Fargo & Co.......................................................................       395,381
                                                                                                    ------------
                                                                                                       8,064,405
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR CHEMICALS (1.2%)
   3,500   Dow Chemical Co........................................................................  $    318,281
   5,200   Du Pont (E.I.) de Nemours & Co., Inc...................................................       275,925
   7,000   Eastman Chemical Co....................................................................       313,250
  11,000   Hercules, Inc..........................................................................       301,125
   6,700   Monsanto Co............................................................................       318,250
   9,300   Rohm & Haas Co.........................................................................       280,163
   6,900   Union Carbide Corp.....................................................................       293,250
                                                                                                    ------------
                                                                                                       2,100,244
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (2.3%)
   7,800   Abbott Laboratories....................................................................       382,200
   6,100   American Home Products Corp............................................................       343,506
   5,300   Baxter International, Inc..............................................................       340,856
   2,900   Bristol-Myers Squibb Co................................................................       388,056
   4,100   Johnson & Johnson......................................................................       343,887
   4,200   Lilly (Eli) & Co.......................................................................       373,275
   2,600   Merck & Co., Inc.*.....................................................................       383,987
   3,100   Pfizer, Inc.*..........................................................................       388,856
   6,900   Pharmacia & Upjohn, Inc................................................................       390,712
   6,600   Schering-Plough Corp...................................................................       364,650
   4,500   Warner-Lambert Co......................................................................       338,344
                                                                                                    ------------
                                                                                                       4,038,329
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.2%)
   6,400   ALLTEL Corp............................................................................       382,800
   6,200   Ameritech Corp.........................................................................       392,925
   5,000   AT&T Corp..............................................................................       376,250
   6,400   Bell Atlantic Corp.....................................................................       363,600
   8,000   BellSouth Corp.........................................................................       399,000
   5,500   GTE Corp...............................................................................       370,906
   5,300   MCI WorldCom, Inc......................................................................       380,275
   7,200   SBC Communications, Inc................................................................       386,100
   4,500   Sprint Corp. (FON Group)...............................................................       378,563
   6,000   U.S. West, Inc.........................................................................       387,750
                                                                                                    ------------
                                                                                                       3,818,169
                                                                                                    ------------
           MANAGED HEALTH CARE (0.5%)
   3,900   Aetna Inc..............................................................................       306,637
  16,900   Humana, Inc.*..........................................................................       301,031
   6,800   United Healthcare Corp.................................................................       292,825
                                                                                                    ------------
                                                                                                         900,493
                                                                                                    ------------
           MEAT/POULTRY/FISH (0.2%)
  10,000   ConAgra, Inc...........................................................................       315,000
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
   5,100   Medtronic, Inc.........................................................................       378,675
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SPECIALTIES (1.9%)
   8,000   ALZA Corp. (Class A)*..................................................................  $    418,000
   8,000   Bard (C.R.), Inc.......................................................................       396,000
   6,700   Bausch & Lomb, Inc.....................................................................       402,000
   8,600   Becton, Dickinson & Co.................................................................       367,113
   9,900   Biomet, Inc............................................................................       397,856
  11,300   Boston Scientific Corp.*...............................................................       302,981
   3,600   Guidant Corp...........................................................................       396,900
  12,600   Mallinckrodt Group, Inc................................................................       388,237
  11,000   St. Jude Medical, Inc.*................................................................       304,563
                                                                                                    ------------
                                                                                                       3,373,650
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.2%)
   5,100   Cardinal Health, Inc...................................................................       386,962
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.2%)
  20,000   Healthsouth Corp.*.....................................................................       308,750
                                                                                                    ------------
           METALS FABRICATIONS (0.2%)
  16,400   Timken Co..............................................................................       309,550
                                                                                                    ------------
           MID - SIZED BANKS (1.1%)
   5,362   Fifth Third Bancorp....................................................................       382,378
   6,500   Mercantile Bancorporation, Inc.........................................................       299,813
   4,500   Northern Trust Corp....................................................................       392,625
   7,500   Regions Financial Corp.................................................................       302,344
  12,900   Synovus Financial Corp.................................................................       314,438
   7,000   Union Planters Corp....................................................................       317,187
                                                                                                    ------------
                                                                                                       2,008,785
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.6%)
  12,900   EG & G, Inc............................................................................       358,781
   6,600   General Dynamics Corp..................................................................       386,925
   5,800   Raytheon Co. (Class B).................................................................       308,850
                                                                                                    ------------
                                                                                                       1,054,556
                                                                                                    ------------
           MOTOR VEHICLES (0.4%)
   6,500   Ford Motor Co..........................................................................       381,469
   4,400   General Motors Corp....................................................................       314,875
                                                                                                    ------------
                                                                                                         696,344
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (1.0%)
  12,500   King World Productions Inc.*...........................................................       367,969
   8,400   Seagram Co. Ltd. (Canada)..............................................................       319,200
   6,300   Time Warner, Inc.......................................................................       390,994
   5,300   Viacom, Inc. (Class B)*................................................................       392,200
  10,000   Walt Disney Co.........................................................................       300,000
                                                                                                    ------------
                                                                                                       1,770,363
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (1.1%)
   8,500   Allstate Corp..........................................................................  $    328,313
   3,525   American International Group, Inc......................................................       340,603
   4,500   CIGNA Corp.............................................................................       347,906
   6,000   Hartford Financial Services Group, Inc.................................................       329,250
   3,600   Lincoln National Corp..................................................................       294,525
   6,900   SAFECO Corp............................................................................       296,269
                                                                                                    ------------
                                                                                                       1,936,866
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.3%)
  10,400   Crane Co...............................................................................       313,950
   3,600   General Electric Co....................................................................       367,425
   4,000   Honeywell, Inc.........................................................................       301,250
   3,500   Loews Corp.............................................................................       343,875
  12,000   McDermott International, Inc...........................................................       296,250
   9,400   Tenneco, Inc...........................................................................       320,188
   4,300   Textron, Inc...........................................................................       326,531
                                                                                                    ------------
                                                                                                       2,269,469
                                                                                                    ------------
           NATURAL GAS (1.1%)
   5,500   Consolidated Natural Gas Co............................................................       297,000
   7,800   Eastern Enterprises....................................................................       341,250
   7,500   Nicor Inc..............................................................................       316,875
   8,500   ONEOK, Inc.............................................................................       307,063
   8,500   Peoples Energy Corp....................................................................       338,938
  12,000   Sempra Energy..........................................................................       304,500
                                                                                                    ------------
                                                                                                       1,905,626
                                                                                                    ------------
           NEWSPAPERS (1.0%)
   6,200   Dow Jones & Co., Inc...................................................................       298,375
   4,600   Gannett Co., Inc.......................................................................       304,463
   6,100   Knight-Ridder, Inc.....................................................................       311,863
   8,800   New York Times Co. (Class A)...........................................................       305,250
   5,200   Times Mirror Co. (Class A).............................................................       291,200
   4,900   Tribune Co.............................................................................       323,400
                                                                                                    ------------
                                                                                                       1,834,551
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
   6,600   Avery Dennison Corp....................................................................       297,413
   6,000   Pitney Bowes, Inc......................................................................       396,375
   3,200   Xerox Corp.............................................................................       377,600
                                                                                                    ------------
                                                                                                       1,071,388
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.0%)
  12,000   Apache Corp............................................................................       303,750
  10,000   Anardarko Petroleum Corp...............................................................       308,750
   8,200   Burlington Resources, Inc..............................................................       293,663
  16,800   Occidental Petroleum Corp..............................................................       283,500

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  23,100   Oryx Energy Co.*.......................................................................  $    310,406
  35,000   Union Pacific Resources Group, Inc.....................................................       317,187
                                                                                                    ------------
                                                                                                       1,817,256
                                                                                                    ------------
           OIL REFINERIES/MARKETING (0.6%)
   6,000   Ashland, Inc...........................................................................       290,250
   8,600   Sunoco Inc.............................................................................       310,138
  12,000   USX-Marathon Group.....................................................................       361,500
                                                                                                    ------------
                                                                                                         961,888
                                                                                                    ------------
           OIL/GAS TRANSMISSION (1.0%)
  10,000   Coastal Corp...........................................................................       349,375
   5,900   Columbia Energy Group..................................................................       340,725
   6,500   Enron Corp.............................................................................       370,906
  11,200   Sonat, Inc.............................................................................       303,100
  10,400   Williams Companies, Inc................................................................       324,350
                                                                                                    ------------
                                                                                                       1,688,456
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.6%)
  19,000   Baker Hughes, Inc......................................................................       336,063
  12,800   Halliburton Co.........................................................................       379,200
   7,000   Schlumberger, Ltd......................................................................       322,875
                                                                                                    ------------
                                                                                                       1,038,138
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.6%)
   7,900   Block (H.&R.), Inc.....................................................................       355,500
  19,500   Cendant Corp.*.........................................................................       371,719
   8,000   Service Corp. International............................................................       304,500
                                                                                                    ------------
                                                                                                       1,031,719
                                                                                                    ------------
           OTHER METALS/MINERALS (0.9%)
  20,000   ASARCO, Inc............................................................................       301,250
  32,000   Cyprus Amax Minerals Co................................................................       320,000
  30,000   Freeport-McMoran Copper & Gold, Inc. (Class B).........................................       313,125
  28,700   Inco Ltd. (Canada).....................................................................       303,144
   5,800   Phelps Dodge Corp......................................................................       295,075
                                                                                                    ------------
                                                                                                       1,532,594
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.2%)
   5,700   Allergan, Inc..........................................................................       369,075
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.8%)
  10,500   AutoZone, Inc.*........................................................................       345,844
  25,000   Pep Boys-Manny, Moe & Jack.............................................................       392,188
   6,600   Staples, Inc.*.........................................................................       288,338
  19,000   Toys 'R' Us, Inc.*.....................................................................       320,625
                                                                                                    ------------
                                                                                                       1,346,995
                                                                                                    ------------
           OTHER TRANSPORTATION (0.2%)
  30,600   Laidlaw, Inc. (Canada).................................................................       307,912
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PACKAGE GOODS/COSMETICS (1.6%)
  11,700   Alberto-Culver Co. (Class B)...........................................................  $    312,244
   8,400   Avon Products, Inc.....................................................................       371,700
   3,400   Clorox Co..............................................................................       397,162
   3,900   Colgate-Palmolive Co...................................................................       362,212
   6,700   Gillette Co............................................................................       323,694
   7,600   International Flavors & Fragrances Inc.................................................       335,825
   6,300   Kimberly-Clark Corp....................................................................       343,350
   3,600   Procter & Gamble Co....................................................................       328,725
                                                                                                    ------------
                                                                                                       2,774,912
                                                                                                    ------------
           PACKAGED FOODS (1.6%)
   5,400   BestFoods..............................................................................       287,550
   6,000   Campbell Soup Co.......................................................................       330,000
   4,500   General Mills, Inc.....................................................................       349,875
   5,300   Heinz (H.J.) Co........................................................................       300,113
   8,700   Kellogg Co.............................................................................       296,888
   5,700   Quaker Oats Company (The)..............................................................       339,150
   9,500   Ralston-Ralston Purina Group...........................................................       307,563
  10,600   Sara Lee Corp..........................................................................       298,788
   4,400   Unilever N.V. (Netherlands)............................................................       364,925
                                                                                                    ------------
                                                                                                       2,874,852
                                                                                                    ------------
           PAINTS/COATINGS (0.4%)
   5,700   PPG Industries, Inc....................................................................       332,025
  13,000   Sherwin-Williams Co....................................................................       381,875
                                                                                                    ------------
                                                                                                         713,900
                                                                                                    ------------
           PAPER (1.7%)
  10,000   Boise Cascade Corp.....................................................................       310,000
   7,800   Champion International Corp............................................................       315,900
   9,000   Fort James Corp........................................................................       360,000
   7,000   International Paper Co.................................................................       313,688
  11,000   Mead Corp..............................................................................       322,438
   8,000   Potlatch Corp..........................................................................       295,000
   5,900   Union Camp Corp........................................................................       398,250
  11,100   Westvaco Corp..........................................................................       297,619
   9,500   Willamette Industries, Inc.............................................................       318,250
                                                                                                    ------------
                                                                                                       2,931,145
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (0.4%)
   4,200   Eastman Kodak Co.......................................................................       302,400
  18,000   Polaroid Corp..........................................................................       336,375
                                                                                                    ------------
                                                                                                         638,775
                                                                                                    ------------
           PRECIOUS METALS (0.9%)
  16,400   Barrick Gold Corp. (Canada)............................................................       319,800
  71,000   Battle Mountain Gold Co................................................................       292,875
  34,000   Homestake Mining Co....................................................................       312,375

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

  18,500   Newmont Mining Corp....................................................................  $    334,156
  26,500   Placer Dome Inc. (Canada)..............................................................       304,750
                                                                                                    ------------
                                                                                                       1,563,956
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.4%)
   4,100   Perkin-Elmer Corp......................................................................       400,006
  13,100   Tektronix, Inc.........................................................................       393,819
                                                                                                    ------------
                                                                                                         793,825
                                                                                                    ------------
           PRINTING FORMS (0.5%)
   9,000   Deluxe Corp............................................................................       329,063
   7,200   Donnelley (R.R.) & Sons Co.............................................................       315,450
  29,000   Moore Corp. Ltd. (Canada)..............................................................       319,000
                                                                                                    ------------
                                                                                                         963,513
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (0.9%)
     147   Berkshire Hathaway, Inc................................................................       345,450
   4,600   Chubb Corp.............................................................................       298,425
   8,400   Cincinnati Financial Corp..............................................................       307,650
   2,300   Progressive Corp.......................................................................       389,563
   9,000   St. Paul Companies, Inc................................................................       312,750
                                                                                                    ------------
                                                                                                       1,653,838
                                                                                                    ------------
           RAILROADS (0.7%)
   9,000   Burlington Northern Santa Fe Corp......................................................       303,750
   7,200   CSX Corp...............................................................................       298,800
  10,000   Norfolk Southern Corp..................................................................       316,875
   6,900   Union Pacific Corp.....................................................................       310,931
                                                                                                    ------------
                                                                                                       1,230,356
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.6%)
  15,600   Brunswick Corp.........................................................................       386,100
   9,300   Hasbro, Inc............................................................................       335,962
  13,000   Mattel, Inc............................................................................       296,562
                                                                                                    ------------
                                                                                                       1,018,624
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.2%)
  11,700   Ryder System, Inc......................................................................       304,200
                                                                                                    ------------
           RESTAURANTS (0.8%)
  21,000   Darden Restaurants, Inc................................................................       378,000
   5,100   McDonald's Corp........................................................................       390,788
   8,000   Tricon Global Restaurants, Inc.*.......................................................       401,000
  14,500   Wendy's International, Inc.............................................................       316,281
                                                                                                    ------------
                                                                                                       1,486,069
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (0.4%)
   3,500   Golden West Financial Corp.............................................................       320,906
  10,500   Washington Mutual, Inc.................................................................       400,969
                                                                                                    ------------
                                                                                                         721,875
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (1.3%)
  14,200   Advanced Micro Devices, Inc.*..........................................................  $    410,912
   3,200   Intel Corp.............................................................................       379,200
  19,400   LSI Logic Corp.*.......................................................................       312,825
   7,600   Micron Technology, Inc.*...............................................................       384,275
  26,500   National Semiconductor Corp.*..........................................................       357,750
   4,600   Texas Instruments, Inc.................................................................       393,587
                                                                                                    ------------
                                                                                                       2,238,549
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
  11,600   HBO & Co...............................................................................       332,775
   5,200   IMS Health Inc.........................................................................       392,275
   7,000   Shared Medical Systems Corp............................................................       349,125
                                                                                                    ------------
                                                                                                       1,074,175
                                                                                                    ------------
           SHOE MANUFACTURING (0.4%)
   7,300   Nike, Inc. (Class B)...................................................................       296,106
  23,000   Reebok International Ltd. (United Kingdom)*............................................       342,125
                                                                                                    ------------
                                                                                                         638,231
                                                                                                    ------------
           SPECIALTY CHEMICALS (1.6%)
   8,200   Air Products & Chemicals, Inc..........................................................       328,000
  15,200   Engelhard Corp.........................................................................       296,400
   8,800   Goodrich (B.F.) Co.....................................................................       315,700
  21,500   Grace (W. R.) & Co.....................................................................       337,281
   7,500   Great Lakes Chemical Corp..............................................................       300,000
  12,700   Morton International, Inc..............................................................       311,150
  10,200   Nalco Chemical Co......................................................................       316,200
   8,800   Praxair, Inc...........................................................................       310,200
  10,000   Sigma-Aldrich Corp.....................................................................       292,500
                                                                                                    ------------
                                                                                                       2,807,431
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.3%)
   4,700   Hershey Foods Corp.....................................................................       292,281
   3,400   Wrigley (Wm.) Jr. Co. (Class A)........................................................       304,513
                                                                                                    ------------
                                                                                                         596,794
                                                                                                    ------------
           SPECIALTY INSURERS (0.4%)
   4,500   MBIA, Inc..............................................................................       295,031
   9,000   MGIC Investment Corp...................................................................       358,312
                                                                                                    ------------
                                                                                                         653,343
                                                                                                    ------------
           SPECIALTY STEEL (0.2%)
   7,100   Nucor Corp.............................................................................       307,075
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           STEEL/IRON ORE (0.7%)
  55,000   Armco Inc..............................................................................  $    240,625
  38,900   Bethlehem Steel Corp.*.................................................................       325,788
  13,500   USX-U.S. Steel Group, Inc..............................................................       310,500
  24,000   Worthington Industries, Inc............................................................       300,000
                                                                                                    ------------
                                                                                                       1,176,913
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.7%)
  20,000   Andrew Corp.*..........................................................................       330,000
   8,700   Corning, Inc...........................................................................       391,500
  11,400   General Instrument Corp.*..............................................................       386,887
   3,500   Lucent Technologies Inc................................................................       385,000
   6,000   Motorola, Inc..........................................................................       366,375
   7,800   Northern Telecom Ltd. (Canada).........................................................       390,975
  15,100   Scientific-Atlanta, Inc................................................................       344,469
   5,500   Tellabs, Inc.*.........................................................................       377,095
                                                                                                    ------------
                                                                                                       2,972,301
                                                                                                    ------------
           TELECOMMUNICATIONS (0.2%)
  10,600   Frontier Corp..........................................................................       360,400
                                                                                                    ------------
           TEXTILES (0.2%)
   7,100   Springs Industries, Inc. (Class A).....................................................       294,206
                                                                                                    ------------
           TOBACCO (0.6%)
   7,200   Philip Morris Companies, Inc...........................................................       385,200
  10,500   RJR Nabisco Holdings Corp..............................................................       311,719
  11,200   UST, Inc...............................................................................       390,600
                                                                                                    ------------
                                                                                                       1,087,519
                                                                                                    ------------
           TOOLS/HARDWARE (0.8%)
   6,300   Black & Decker Corp....................................................................       353,194
   7,900   Briggs & Stratton Corp.................................................................       394,013
   8,600   Snap-On, Inc...........................................................................       299,387
  10,700   Stanley Works..........................................................................       296,925
                                                                                                    ------------
                                                                                                       1,343,519
                                                                                                    ------------
           WHOLESALE DISTRIBUTOR (0.3%)
   7,400   Grainger (W.W.), Inc...................................................................       308,025
  35,000   IKON Office Solutions, Inc.............................................................       299,688
                                                                                                    ------------
                                                                                                         607,713
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $132,363,447).........................................................   169,631,168
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (1.6%)
           REPURCHASE AGREEMENT
$  2,800   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $2,800,409 (a)
             (IDENTIFIED COST $2,799,165).........................................................  $  2,799,165
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $135,162,612) (B)........................................................   98.6 %   172,430,333

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4       2,393,489
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 174,823,822
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $2,825,570 U.S. Treasury Note 6.75% due 06/30/99 valued at $2,855,149.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate appreciation is $46,892,377 and the aggregate gross unrealized depreciation is $9,624,656, resulting in net unrealized appreciation of $37,267,721.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.5%)
           AEROSPACE (2.7%)
   9,400   Cordant Technologies, Inc...............................................................  $   352,500
  20,400   Gulfstream Aerospace Corp.*.............................................................    1,086,300
                                                                                                     -----------
                                                                                                       1,438,800
                                                                                                     -----------
           AIRLINES (1.0%)
  15,500   Continental Airlines, Inc. (Class B)*...................................................      519,250
                                                                                                     -----------
           BEVERAGES - NON-ALCOHOLIC (2.2%)
   6,700   Coca Cola Co............................................................................      448,061
  20,500   Coca-Cola Enterprises Inc...............................................................      732,875
                                                                                                     -----------
                                                                                                       1,180,936
                                                                                                     -----------
           BIOTECHNOLOGY (1.1%)
  11,400   Genzyme Corp. (General Division)*.......................................................      566,437
                                                                                                     -----------
           BROADCASTING (11.5%)
  12,700   Chancellor Media Corp.*.................................................................      607,219
  52,300   Clear Channel Communications, Inc.*.....................................................    2,850,350
   7,500   Comcast Corp. (Class A Special).........................................................      440,156
   4,500   Comcast Corp. (Class A).................................................................      258,187
  18,300   General Motors Corp. (Class H)*.........................................................      726,281
  17,800   Tele-Communications Liberty Media Group (Class A)*......................................      819,913
   8,000   Tele-Communications, Inc. (Class A)*....................................................      442,500
                                                                                                     -----------
                                                                                                       6,144,606
                                                                                                     -----------
           BUILDING MATERIALS/DIY CHAINS (1.7%)
  14,900   Home Depot, Inc. (The)..................................................................      911,694
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (2.5%)
  14,525   Cisco Systems, Inc.*....................................................................    1,348,102
                                                                                                     -----------
           COMPUTER HARDWARE (3.5%)
  16,000   Compaq Computer Corp....................................................................      671,000
   6,500   Dell Computer Corp.*....................................................................      475,719
   4,000   International Business Machines Corp....................................................      739,000
                                                                                                     -----------
                                                                                                       1,885,719
                                                                                                     -----------
           COMPUTER SOFTWARE (3.9%)
  12,900   Microsoft Corp.*........................................................................    1,787,456
   6,500   Oracle Corp.*...........................................................................      280,313
                                                                                                     -----------
                                                                                                       2,067,769
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICES (1.7%)
   4,900   America Online, Inc.*...................................................................  $   709,275
  12,400   Novell, Inc.*...........................................................................      224,750
                                                                                                     -----------
                                                                                                         934,025
                                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (3.9%)
     767   Berkshire Hathaway, Inc.*...............................................................    1,801,275
  15,533   Nielsen Media Research, Inc.............................................................      279,594
                                                                                                     -----------
                                                                                                       2,080,869
                                                                                                     -----------
           DISCOUNT CHAINS (0.5%)
   3,700   Costco Companies, Inc.*.................................................................      267,094
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (3.4%)
  12,300   American Express Co.....................................................................    1,257,675
  11,300   Citigroup Inc...........................................................................      559,350
                                                                                                     -----------
                                                                                                       1,817,025
                                                                                                     -----------
           DIVERSIFIED MANUFACTURING (11.9%)
   7,300   Textron, Inc............................................................................      554,344
  35,700   Tyco International Ltd..................................................................    2,693,119
  28,600   United Technologies Corp................................................................    3,110,250
                                                                                                     -----------
                                                                                                       6,357,713
                                                                                                     -----------
           ELECTRICAL PRODUCTS (2.8%)
  14,700   General Electric Co.....................................................................    1,500,319
                                                                                                     -----------
           ELECTRONICS (2.6%)
  17,400   Litton Industries, Inc.*................................................................    1,135,350
  15,300   Loral Space & Communications Ltd. (Bermuda)*............................................      272,531
                                                                                                     -----------
                                                                                                       1,407,881
                                                                                                     -----------
           GENERIC DRUGS (1.5%)
   7,500   Amgen Inc.*.............................................................................      783,750
                                                                                                     -----------
           HEALTHCARE PRODUCTS & SERVICES (0.6%)
   3,600   Johnson & Johnson.......................................................................      301,950
                                                                                                     -----------
           INSURANCE (0.9%)
   8,100   Reinsurance Group of America, Inc.......................................................      492,075
                                                                                                     -----------
           INTEGRATED OIL COMPANIES (0.5%)
   3,700   Exxon Corp..............................................................................      270,562
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.6%)
   4,700   Merrill Lynch & Co., Inc................................................................      313,725
                                                                                                     -----------
           INVESTMENT MANAGERS (0.5%)
   8,900   Pimco Advisors Holdings L.P.............................................................      277,012
                                                                                                     -----------
           MAJOR BANKS (0.9%)
   4,100   First Union Corp........................................................................      249,331
   6,100   Fleet Financial Group, Inc..............................................................      272,594
                                                                                                     -----------
                                                                                                         521,925
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR PHARMACEUTICALS (6.1%)
   7,600   Lilly (Eli) & Co........................................................................  $   675,450
   8,900   Merck & Co., Inc........................................................................    1,314,419
  10,200   Pfizer, Inc.............................................................................    1,279,462
                                                                                                     -----------
                                                                                                       3,269,331
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (2.4%)
  17,000   AT&T Corp...............................................................................    1,279,250
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (1.2%)
  10,300   Bausch & Lomb, Inc......................................................................      618,000
                                                                                                     -----------
           MOVIES/ENTERTAINMENT (1.6%)
  13,800   Time Warner, Inc........................................................................      856,462
                                                                                                     -----------
           MULTI-LINE INSURANCE (5.0%)
   2,400   American Bankers Insurance Group, Inc...................................................      116,101
  26,100   Loews Corp..............................................................................    2,564,325
                                                                                                     -----------
                                                                                                       2,680,426
                                                                                                     -----------
           NEWSPAPERS (0.6%)
   3,700   Pulitzer Publishing Co..................................................................      320,512
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (2.9%)
  22,500   Knoll, Inc.*............................................................................      666,563
  13,300   Pitney Bowes, Inc.......................................................................      878,631
                                                                                                     -----------
                                                                                                       1,545,194
                                                                                                     -----------
           PACKAGED FOODS (1.6%)
   6,200   Quaker Oats Company (The)...............................................................      368,900
  15,400   Ralston-Ralston Purina Group............................................................      498,575
                                                                                                     -----------
                                                                                                         867,475
                                                                                                     -----------
           PHOTOGRAPHIC PRODUCTS (0.6%)
   4,200   Eastman Kodak Co........................................................................      302,400
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (1.6%)
   9,800   Ace, Ltd. (Bermuda).....................................................................      337,488
   8,200   Allstate Corp...........................................................................      316,725
   1,200   Progressive Corp........................................................................      203,250
                                                                                                     -----------
                                                                                                         857,463
                                                                                                     -----------
           RESTAURANTS (0.1%)
   1,000   Brinker International, Inc.*............................................................       28,875
                                                                                                     -----------
           RETAIL - SPECIALTY (2.9%)
  16,050   Gap, Inc. (The).........................................................................      902,813
   6,500   Staples, Inc.*..........................................................................      283,969
  23,300   Toys 'R' Us, Inc.*......................................................................      393,188
                                                                                                     -----------
                                                                                                       1,579,970
                                                                                                     -----------
           SEMICONDUCTORS (3.0%)
  12,700   Intel Corp..............................................................................    1,504,950
   1,400   Uniphase Corp.*.........................................................................       97,125
                                                                                                     -----------
                                                                                                       1,602,075
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (1.3%)
   1,100   Lucent Technologies Inc.................................................................  $   121,000
   9,600   Motorola, Inc...........................................................................      586,200
                                                                                                     -----------
                                                                                                         707,200
                                                                                                     -----------
           TELECOMMUNICATIONS (1.6%)
  12,300   MCI WorldCom, Inc.*.....................................................................      882,525
                                                                                                     -----------
           TOBACCO (2.6%)
  26,300   Philip Morris Companies, Inc............................................................    1,407,050
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $43,584,064)...........................................................   52,193,446
                                                                                                     -----------

           PREFERRED STOCK (0.4%)
           NEWSPAPERS
   8,000   News Corporation Ltd. (The) (ADR) (Australia) (IDENTIFIED COST $185,047)................      197,500
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.0%)
           REPURCHASE AGREEMENT
$  1,611   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $1,611,959) (a)
             (IDENTIFIED COST $1,611,243)..........................................................    1,611,243
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $45,380,354) (B)..........................................................  100.9 %   54,002,189

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.9)      (498,411)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 53,503,778
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $1,587,892 U.S. Treasury Note 5.875% due 02/15/00 valued at $1,643,468.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,151,048 and the aggregate gross unrealized depreciation is $529,213, resulting in net unrealized appreciation of $8,621,835.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.9%)
           ADVERTISING (0.4%)
  20,000   Interpublic Group of Companies, Inc....................................................  $  1,595,000
                                                                                                    ------------
           AEROSPACE (0.7%)
  43,800   General Dynamics Corp..................................................................     2,567,775
                                                                                                    ------------
           AIRLINES (0.2%)
  37,400   Southwest Airlines Co..................................................................       839,162
                                                                                                    ------------
           BANKING (1.4%)
  38,500   Bank of New York Co., Inc..............................................................     1,549,625
  25,000   Chase Manhattan Corp. (The)............................................................     1,701,562
  12,000   Fifth Third Bancorp....................................................................       855,750
  12,000   First Union Corp.......................................................................       729,750
                                                                                                    ------------
                                                                                                       4,836,687
                                                                                                    ------------
           BIOTECHNOLOGY (3.3%)
  26,000   Amgen Inc.*............................................................................     2,717,000
  14,000   Biogen, Inc.*..........................................................................     1,160,250
   1,700   Genentech, Inc. (Special)*.............................................................       135,469
  34,000   Genzyme Corp. (General Division)*......................................................     1,689,375
  20,000   IDEC Pharmaceuticals Corp.*............................................................       940,000
  18,000   Immunex Corp.*.........................................................................     2,254,500
  15,000   MedImmune, Inc.*.......................................................................     1,490,625
  27,000   PathoGenesis Corp.*....................................................................     1,539,000
                                                                                                    ------------
                                                                                                      11,926,219
                                                                                                    ------------
           BROADCASTING (2.5%)
  37,000   Chancellor Media Corp.*................................................................     1,769,062
  70,000   Clear Channel Communications, Inc.*....................................................     3,815,000
  50,000   Tele-Communications Liberty Media Group (Class A)*.....................................     2,303,125
  33,000   USA Networks, Inc.*....................................................................     1,091,062
                                                                                                    ------------
                                                                                                       8,978,249
                                                                                                    ------------
           CABLE TELEVISION (3.6%)
  73,000   Comcast Corp. (Class A Special)........................................................     4,284,187
  63,100   Cox Communications, Inc. (Class A)*....................................................     4,361,787
  77,000   Time Warner, Inc.......................................................................     4,778,812
                                                                                                    ------------
                                                                                                      13,424,786
                                                                                                    ------------
           COMPUTER HARDWARE (7.3%)
 108,000   Compaq Computer Corp...................................................................     4,529,250
  23,000   Dell Computer Corp.*...................................................................     1,683,312
  25,000   Flextronics International, Ltd.*.......................................................     2,137,500

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  11,100   Hewlett-Packard Co.....................................................................  $    758,269
  25,000   International Business Machines Corp...................................................     4,618,750
  11,500   Jabil Circuit, Inc.*...................................................................       858,187
  29,000   Sanmina Corp.*.........................................................................     1,805,250
  35,200   SCI Systems, Inc.*.....................................................................     2,032,800
  42,000   Solectron Corp.*.......................................................................     3,903,375
  55,000   Sun Microsystems, Inc.*................................................................     4,705,937
                                                                                                    ------------
                                                                                                      27,032,630
                                                                                                    ------------
           COMPUTER SOFTWARE (3.9%)
  30,000   Citrix Systems, Inc.*..................................................................     2,910,000
  45,000   Compuware Corp.*.......................................................................     3,512,812
  14,800   Great Plains Software, Inc.*...........................................................       714,100
  12,100   Legato Systems, Inc.*..................................................................       797,087
  42,000   Microsoft Corp.*.......................................................................     5,819,625
  14,000   Veritas Software Corp.*................................................................       837,375
                                                                                                    ------------
                                                                                                      14,590,999
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.8%)
  16,000   Electronic Arts Inc.*..................................................................       896,000
  36,000   Maytag Corp............................................................................     2,241,000
                                                                                                    ------------
                                                                                                       3,137,000
                                                                                                    ------------
           CONSUMER SUNDRIES (2.4%)
  55,000   Anheuser-Busch Companies, Inc..........................................................     3,609,375
  15,000   Clorox Co..............................................................................     1,752,187
  21,000   Estee Lauder Companies, Inc. (Class A).................................................     1,795,500
  32,000   Philip Morris Companies, Inc...........................................................     1,712,000
                                                                                                    ------------
                                                                                                       8,869,062
                                                                                                    ------------
           CONSUMER/BUSINESS SERVICES (1.8%)
  26,000   Automatic Data Processing, Inc.........................................................     2,084,875
  25,000   Ceridian Corp.*........................................................................     1,745,312
  20,750   Outdoor Systems, Inc.*.................................................................       622,500
  42,100   Paychex, Inc...........................................................................     2,165,519
                                                                                                    ------------
                                                                                                       6,618,206
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (0.4%)
  15,000   United Technologies Corp...............................................................     1,631,250
                                                                                                    ------------
           DRUG STORE CHAIN (2.8%)
  52,000   CVS Corp...............................................................................     2,860,000
  12,400   Duane Reade, Inc.*.....................................................................       477,400
  92,400   Rite Aid Corp..........................................................................     4,579,575
  43,000   Walgreen Co............................................................................     2,518,187
                                                                                                    ------------
                                                                                                      10,435,162
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. PERIPHERALS (2.4%)
  55,000   EMC Corp.*.............................................................................  $  4,675,000
 101,000   Seagate Technology, Inc.*..............................................................     3,055,250
  80,000   Western Digital Corp.*.................................................................     1,205,000
                                                                                                    ------------
                                                                                                       8,935,250
                                                                                                    ------------
           E.D.P. SERVICES (0.5%)
  27,800   Computer Sciences Corp.*...............................................................     1,791,362
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (3.2%)
 110,000   Applied Materials, Inc.*...............................................................     4,695,625
  53,000   ASM Lithography Holding NV (Netherlands)*..............................................     1,616,500
  34,000   KLA-Tencor Corp.*......................................................................     1,474,750
  40,000   Novellus Systems, Inc.*................................................................     1,975,000
  42,000   Teradyne, Inc.*........................................................................     1,779,750
   6,600   Veeco Instruments, Inc.*...............................................................       348,150
                                                                                                    ------------
                                                                                                      11,889,775
                                                                                                    ------------
           ENERGY (0.9%)
  25,000   Exxon Corp.............................................................................     1,828,125
  15,500   Mobil Corp.............................................................................     1,350,437
                                                                                                    ------------
                                                                                                       3,178,562
                                                                                                    ------------
           FINANCIAL SERVICES (9.0%)
  40,000   Associates First Capital Corp. (Class A)...............................................     1,695,000
  11,000   Capital One Financial Corp.............................................................     1,265,000
  16,600   CIT Group, Inc. (The) (Series A).......................................................       528,088
  30,000   E*TRADE Group, Inc.*...................................................................     1,402,500
  43,000   Fannie Mae.............................................................................     3,182,000
  21,000   Franklin Resources, Inc................................................................       672,000
  63,600   Freddie Mac............................................................................     4,098,225
  25,000   General Electric Co....................................................................     2,551,563
  23,700   Lehman Brothers Holdings, Inc..........................................................     1,044,281
  49,800   Merrill Lynch & Co., Inc...............................................................     3,324,150
  45,100   Paine Webber Group, Inc................................................................     1,741,988
  67,500   Providian Financial Corp...............................................................     5,062,500
 119,050   Schwab (CHARLES) Corp..................................................................     6,689,122
  10,000   The MONY Group Inc.*...................................................................       313,125
                                                                                                    ------------
                                                                                                      33,569,542
                                                                                                    ------------
           FOOD CHAINS (2.3%)
  80,300   Fred Meyer, Inc.*......................................................................     4,838,075
  61,000   Safeway Inc.*..........................................................................     3,717,188
                                                                                                    ------------
                                                                                                       8,555,263
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOREST PRODUCTS (0.7%)
  18,800   Georgia-Pacific Corp...................................................................  $  1,100,975
 100,000   Jefferson Smurfit Group PLC (Ireland)..................................................       178,837
  38,000   Willamette Industries, Inc.............................................................     1,273,000
                                                                                                    ------------
                                                                                                       2,552,812
                                                                                                    ------------
           HEALTHCARE (0.9%)
   9,400   CIGNA Corp.............................................................................       726,738
  67,000   Health Management Associates, Inc. (Class A)*..........................................     1,448,875
  14,000   Wellpoint Health Networks, Inc.*.......................................................     1,218,000
                                                                                                    ------------
                                                                                                       3,393,613
                                                                                                    ------------
           HOME BUILDING (0.3%)
  40,000   Kaufman & Broad Home Corp..............................................................     1,150,000
                                                                                                    ------------
           INSURANCE (3.1%)
   4,000   Aegon N.V. (ARS) (Netherlands).........................................................       489,000
  12,000   Aegon NV (Netherlands).................................................................     1,472,306
  28,300   American General Corp..................................................................     2,207,400
  26,000   American International Group, Inc......................................................     2,512,250
   6,400   AXA (France)...........................................................................       927,586
  17,000   Equitable Companies, Inc...............................................................       983,875
  33,000   Hartford Financial Services Group, Inc.................................................     1,810,875
  10,300   Nationwide Financial Services, Inc. (Class A)..........................................       532,381
  45,000   Societa Assicuratrice Industriale SpA (Italy)..........................................       542,267
                                                                                                    ------------
                                                                                                      11,477,940
                                                                                                    ------------
           INTERNET SERVICES (4.0%)
  39,000   America Online, Inc.*..................................................................     5,645,250
  17,000   At Home Corp. (Series A)*..............................................................     1,251,625
   2,200   Concur Technologies, Inc.*.............................................................        65,450
  15,000   Inktomi Corp.*.........................................................................     1,949,063
  38,000   Intuit Inc.*...........................................................................     2,755,000
   2,550   Ticketmaster Online-CitySearch, Inc. (Series B)*.......................................       145,350
  14,000   Yahoo! Inc.*...........................................................................     3,316,250
                                                                                                    ------------
                                                                                                      15,127,988
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (4.9%)
  20,000   ALZA Corp.*............................................................................     1,045,000
  24,000   American Home Products Corp............................................................     1,351,500

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,000   Bristol-Myers Squibb Co................................................................  $    936,688
  29,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     2,017,313
  56,000   Forest Laboratories, Inc.*.............................................................     2,978,500
  30,000   Glaxo Wellcome PLC (United Kingdom)....................................................     1,027,320
  19,000   Lilly (Eli) & Co.......................................................................     1,688,625
  29,000   Pfizer, Inc............................................................................     3,637,688
  20,000   Pharmacia & Upjohn, Inc................................................................     1,132,500
  25,000   SmithKline Beecham PLC (United Kingdom)................................................       347,739
  28,000   Warner-Lambert Co......................................................................     2,105,250
                                                                                                    ------------
                                                                                                      18,268,123
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.8%)
  39,000   Viacom, Inc. (Class B)*................................................................     2,886,000
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (1.9%)
  28,800   Bausch & Lomb, Inc.....................................................................     1,728,000
  23,000   Guidant Corp...........................................................................     2,535,750
  40,000   Medtronic, Inc.........................................................................     2,970,000
                                                                                                    ------------
                                                                                                       7,233,750
                                                                                                    ------------
           MOTOR VEHICLES (1.7%)
  57,000   Ford Motor Co..........................................................................     3,345,188
  43,000   General Motors Corp....................................................................     3,077,188
                                                                                                    ------------
                                                                                                       6,422,376
                                                                                                    ------------
           RESTAURANTS (1.2%)
  14,600   McDonald's Corp........................................................................     1,118,725
  46,000   Outback Steakhouse, Inc.*..............................................................     1,828,500
  33,000   Tricon Global Restaurants, Inc.*.......................................................     1,654,125
                                                                                                    ------------
                                                                                                       4,601,350
                                                                                                    ------------
           RETAIL (8.8%)
  33,000   Abercrombie & Fitch Co. (Class A)*.....................................................     2,334,750
  11,000   Amazon.com, Inc.*......................................................................     3,533,063
  89,200   Ann Taylor Stores Corp.*...............................................................     3,517,825
  30,000   Bed Bath & Beyond Inc.*................................................................     1,021,875
  37,000   Costco Companies, Inc.*................................................................     2,670,938
  61,000   Gap, Inc. (The)........................................................................     3,431,250
  35,000   Gucci Group NV (Netherlands)...........................................................     1,701,875
  62,000   Home Depot, Inc. (The).................................................................     3,793,625
  31,000   Linens 'N Things, Inc.*................................................................     1,228,375
  91,000   Lowe's Companies, Inc..................................................................     4,658,063

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

  53,000   Wal-Mart Stores, Inc...................................................................  $  4,316,188
  10,000   Williams-Sonoma, Inc.*.................................................................       403,125
                                                                                                    ------------
                                                                                                      32,610,952
                                                                                                    ------------
           SEMICONDUCTORS (7.1%)
  59,000   Altera Corp.*..........................................................................     3,584,250
  41,000   Analog Devices, Inc.*..................................................................     1,286,375
  28,000   Applied Micro Circuits Corp.*..........................................................       948,500
  38,000   Intel Corp.............................................................................     4,503,000
  22,000   Linear Technology Corp.................................................................     1,969,000
  47,000   Maxim Integrated Products, Inc.*.......................................................     2,050,375
   8,000   Micrel, Inc.*..........................................................................       440,000
  72,000   Micron Technology, Inc.*...............................................................     3,640,500
  49,400   Texas Instruments, Inc.................................................................     4,226,788
  56,000   Xilinx, Inc.*..........................................................................     3,643,500
                                                                                                    ------------
                                                                                                      26,292,288
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (5.9%)
  35,000   Ascend Communications, Inc.*...........................................................     2,301,250
  13,500   Broadcom Corp. (Class A)*..............................................................     1,625,063
  74,000   Cisco Systems, Inc.*...................................................................     6,868,125
  26,000   Lucent Technologies Inc................................................................     2,860,000
  54,000   Newbridge Networks Corp. (Canada)*.....................................................     1,640,250
  12,000   Nokia Corp. (ADR) (Class A) (Finland)..................................................     1,445,250
  29,000   PMC - Sierra, Inc.*....................................................................     1,827,000
  73,000   RF Micro Devices, Inc.*................................................................     3,353,438
   4,000   Xircom, Inc.*..........................................................................       136,000
                                                                                                    ------------
                                                                                                      22,056,376
                                                                                                    ------------
           TELECOMMUNICATIONS (6.8%)
  44,000   Ameritech Corp.........................................................................     2,788,500
  59,000   AT&T Corp..............................................................................     4,439,750
  46,000   Bell Atlantic Corp.....................................................................     2,613,375
  58,000   BellSouth Corp.........................................................................     2,892,750
  60,000   MCI WorldCom, Inc.*....................................................................     4,305,000
  36,200   Sprint Corp. (FON Group)...............................................................     3,045,325
  15,000   Sprint Corp. (PCS Group)*..............................................................       346,875
  57,000   U.S. West, Inc.........................................................................     3,683,625
  30,000   Winstar Communications, Inc.*..........................................................     1,168,125
                                                                                                    ------------
                                                                                                      25,283,325
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $298,506,069).........................................................   363,758,834
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (a) (6.3%)
           U.S. GOVERNMENT AGENCY
$ 23,400   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $23,391,225).......  $ 23,391,225
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $321,897,294) (B)........................................................  104.2 %   387,150,059

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (4.2)    (15,517,150)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 371,632,909
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
ARS  American Regulatory Shares.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $67,311,630 and the aggregate gross unrealized depreciation is $2,058,865, resulting in net unrealized appreciation of $65,252,765.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1998:

CONTRACTS TO       IN       DELIVERY    UNREALIZED
  DELIVER     EXCHANGE FOR    DATE     DEPRECIATION
----------------------------------------------------
$ 1,387,577   GBP  833,129  01/08/99     ($7,998)


CURRENCY ABBREVIATION:
 GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.5%)
           ACCIDENT & HEALTH INSURANCE (2.1%)
   7,000   ALFAC, Inc..............................................................................  $   308,000
   5,000   UNUM Corp...............................................................................      291,875
                                                                                                     -----------
                                                                                                         599,875
                                                                                                     -----------
           ADVERTISING (2.4%)
   8,300   Lamar Advertising Co.*..................................................................      309,175
  12,000   Outdoor Systems, Inc.*..................................................................      360,000
                                                                                                     -----------
                                                                                                         669,175
                                                                                                     -----------
           AUTO PARTS: O.E.M. (0.9%)
   4,300   Federal Mogul Corp......................................................................      255,850
                                                                                                     -----------
           BIOTECHNOLOGY (2.0%)
   2,500   Biogen, Inc.*...........................................................................      207,187
  14,000   Chiron Corp.*...........................................................................      365,750
                                                                                                     -----------
                                                                                                         572,937
                                                                                                     -----------
           BROADCASTING (2.3%)
  10,000   Jacor Communications, Inc.*.............................................................      643,750
                                                                                                     -----------
           BUILDING MATERIALS (2.2%)
  10,500   Southdown, Inc..........................................................................      621,469
                                                                                                     -----------
           CLOTHING/SHOE/ACCESSORY STORES (2.0%)
   8,000   Abercrombie & Fitch Co. (Class A)*......................................................      566,000
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (2.1%)
   3,000   Apple Computer, Inc.*...................................................................      122,812
   7,000   Ascend Communications, Inc.*............................................................      460,250
                                                                                                     -----------
                                                                                                         583,062
                                                                                                     -----------
           COMPUTER HARDWARE (1.7%)
  10,000   American Power Conversion Corp.*........................................................      483,750
                                                                                                     -----------
           COMPUTER SOFTWARE (7.8%)
  15,000   CheckFree Holdings Corp.*...............................................................      348,750
   8,000   Citrix Systems, Inc.*...................................................................      776,000
   6,000   Compuware Corp.*........................................................................      468,375
   4,500   Legato Systems, Inc.*...................................................................      296,437
   4,500   Network Associates, Inc.*...............................................................      298,406
                                                                                                     -----------
                                                                                                       2,187,968
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (8.1%)
   5,600   At Home Corp. (Series A)*...............................................................      412,300
  11,000   Check Point Software Technologies Ltd. (Israel)*........................................      501,875
  14,000   General Instrument Corp.*...............................................................      475,125
   8,500   I2 Technologies, Inc.*..................................................................      257,656
   9,200   NCR Corp.*..............................................................................      384,100
   9,500   Rational Software Corp.*................................................................      250,562
                                                                                                     -----------
                                                                                                       2,281,618
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER/VIDEO CHAINS (2.7%)
   9,000   Quantum Corp.*..........................................................................  $   190,687
  10,500   Synopsys, Inc.*.........................................................................      568,312
                                                                                                     -----------
                                                                                                         758,999
                                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (0.9%)
   5,500   Metzler Group, Inc. (The)*..............................................................      267,437
                                                                                                     -----------
           CONTRACT DRILLING (0.6%)
  26,000   Global Industries, Ltd.*................................................................      159,250
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (1.1%)
   8,500   HA-LO Industries, Inc.*.................................................................      319,812
                                                                                                     -----------
           DIVERSIFIED FINANCIAL SERVICES (2.9%)
   5,000   FINOVA Group, Inc.......................................................................      269,688
   7,200   Providian Financial Corp................................................................      540,000
                                                                                                     -----------
                                                                                                         809,688
                                                                                                     -----------
           DRUG STORE CHAINS (3.3%)
   8,600   Duane Reade, Inc.*......................................................................      331,100
   9,000   Express Scripts, Inc. (Class A)*........................................................      595,125
                                                                                                     -----------
                                                                                                         926,225
                                                                                                     -----------
           ELECTRIC UTILITIES (2.1%)
   6,800   AES Corp. (The)*........................................................................      322,150
   3,500   Jabil Circuit, Inc.*....................................................................      261,188
                                                                                                     -----------
                                                                                                         583,338
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.6%)
  10,000   FORE Systems, Inc.*.....................................................................      182,500
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.5%)
   1,400   Solectron Corp.*........................................................................      130,113
                                                                                                     -----------
           ELECTRONIC DATA PROCESSING (3.0%)
   9,500   Gemstar International Group Ltd. (Virgin Islands)*......................................      543,281
   8,000   Microchip Technology, Inc.*.............................................................      295,000
                                                                                                     -----------
                                                                                                         838,281
                                                                                                     -----------
           GENERIC DRUGS (4.6%)
   5,000   Forest Laboratories, Inc.*..............................................................      265,938
  18,000   Mylan Laboratories, Inc.................................................................      567,000
   7,500   Watson Pharmaceuticals, Inc.*...........................................................      471,563
                                                                                                     -----------
                                                                                                       1,304,501
                                                                                                     -----------
           HOME BUILDING (1.2%)
  12,000   Kaufman & Broad Home Corp...............................................................      345,000
                                                                                                     -----------
           INTERNET SERVICES (7.0%)
   2,500   America Online, Inc.*...................................................................      361,875
   7,500   CSG Systems International, Inc.*........................................................      590,625
   6,000   Earthlink Network, Inc.*................................................................      340,875
   6,500   Infoseek Corp.*.........................................................................      320,125

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   4,500   MindSpring Enterprises, Inc.*...........................................................  $   274,781
     400   Yahoo! Inc.*............................................................................       94,750
                                                                                                     -----------
                                                                                                       1,983,031
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/
           SERVICES (0.4%)
   3,000   Paine Webber Group, Inc.................................................................      115,875
                                                                                                     -----------
           MAJOR U.S. TELECOMMUNICATIONS (1.5%)
  11,000   Winstar Communications, Inc.*...........................................................      428,313
                                                                                                     -----------
           MEDICAL SPECIALTIES (0.8%)
   8,000   IDEXX Laboratories, Inc.*...............................................................      214,000
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (3.9%)
  18,000   Renal Care Group, Inc.*.................................................................      522,000
  20,000   Total Renal Care Holdings, Inc.*........................................................      591,250
                                                                                                     -----------
                                                                                                       1,113,250
                                                                                                     -----------
           MID - SIZED BANKS (1.0%)
   3,000   Firstar Corp............................................................................      279,750
                                                                                                     -----------
           MULTI-LINE INSURANCE (1.5%)
   8,500   American Bankers Insurance Group, Inc...................................................      411,188
                                                                                                     -----------
           OFFICE EQUIPMENT/SUPPLIES (2.2%)
   4,000   Lexmark International Group, Inc. (Class A)*............................................      402,000
   5,900   Office Depot, Inc.*.....................................................................      217,931
                                                                                                     -----------
                                                                                                         619,931
                                                                                                     -----------
           OTHER PHARMACEUTICALS (2.1%)
  10,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      596,250
                                                                                                     -----------
           OTHER SPECIALTY STORES (1.2%)
   8,000   Staples, Inc.*..........................................................................      349,500
                                                                                                     -----------
           RAILROAD EQUIPMENT (0.3%)
   2,500   Trinity Industries, Inc.................................................................       96,250
                                                                                                     -----------
           RESTAURANTS (4.0%)
   5,500   CKE Restaurants, Inc....................................................................      161,906
  16,000   Outback Steakhouse, Inc.*...............................................................      636,000
   7,500   Papa John's International, Inc.*........................................................      330,000
                                                                                                     -----------
                                                                                                       1,127,906
                                                                                                     -----------
           RETAIL (2.2%)
     500   Amazon.com, Inc.*.......................................................................      160,594
   7,500   Best Buy Co., Inc.*.....................................................................      460,313
                                                                                                     -----------
                                                                                                         620,907
                                                                                                     -----------
           RETAIL - SPECIALTY (2.7%)
  20,000   Eagle Hardware & Garden, Inc.*..........................................................      647,500
  10,000   PETsMART, Inc.*.........................................................................      107,500
                                                                                                     -----------
                                                                                                         755,000
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (3.2%)
  12,500   Advanced Micro Devices, Inc.*...........................................................  $   361,719
   3,000   Broadcom Corp. (Class A)*...............................................................      361,125
   3,500   Veeco Instruments, Inc.*................................................................      184,625
                                                                                                     -----------
                                                                                                         907,469
                                                                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.6%)
   9,000   Bard (C.R.), Inc........................................................................      445,500
                                                                                                     -----------
           SPECIALTY FOODS/CANDY (0.6%)
   8,000   Foodmaker, Inc.*........................................................................      176,500
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  11,100   American Tower Corp. (Class A)*.........................................................      328,144
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $21,666,531)...........................................................   26,659,362
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (2.5%)
           U.S. GOVERNMENT AGENCY
$    700   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $699,738)...........      699,738
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $22,366,269) (B)..........................................................   97.0 %   27,359,100

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.0        838,537
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 28,197,637
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,164,227 and the aggregate gross unrealized depreciation is $171,396, resulting in net unrealized appreciation of $4,992,831.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          COMMON AND PREFERRED STOCKS AND WARRANTS (95.6%)
                          ARGENTINA (0.3%)
                          TELECOMMUNICATIONS
                 15,000   Telefonica de Argentina S.A. (ADR)......................................  $    419,063
                                                                                                    ------------
                          AUSTRALIA (1.2%)
                          BANKING
                 60,000   Australia & New Zealand Banking Group Ltd...............................       391,849
                                                                                                    ------------
                          DIVERSIFIED FINANCIAL SERVICES
                132,000   Tyndall Australia Ltd...................................................       201,795
                                                                                                    ------------
                          TELECOMMUNICATIONS
                400,000   Cable & Wireless Optus Ltd.*............................................       838,978
                                                                                                    ------------
                          TOTAL AUSTRALIA.........................................................     1,432,622
                                                                                                    ------------
                          CANADA (1.8%)
                          BIOTECHNOLOGY
                 44,900   BioChem Pharma, Inc.*...................................................     1,285,262
                                                                                                    ------------
                          LIFE INSURANCE
                 60,000   Great-West Lifeco Inc...................................................     1,019,275
                                                                                                    ------------
                          TOTAL CANADA............................................................     2,304,537
                                                                                                    ------------

                          DENMARK (1.6%)
                          MAJOR PHARMACEUTICALS
                  7,000   Novo-Nordisk AS (Series B)..............................................       920,476
                                                                                                    ------------
                          TELECOMMUNICATIONS
                 16,700   Tele Danmark A/S (ADR)..................................................     1,133,512
                                                                                                    ------------

                          TOTAL DENMARK...........................................................     2,053,988
                                                                                                    ------------
                          FINLAND (0.7%)
                          TELECOMMUNICATION EQUIPMENT
                  7,000   Nokia Corp. (ADR) (Class A).............................................       843,063
                                                                                                    ------------

                          FRANCE (5.4%)
                          AEROSPACE
                 24,000   Thomson CSF.............................................................     1,030,651
                                                                                                    ------------
                          AUTO PARTS: O.E.M.
                  7,500   Valeo S.A...............................................................       591,014
                                                                                                    ------------
                          INTEGRATED OIL COMPANIES
                  8,300   Elf Aquitaine S.A.......................................................       959,400
                                                                                                    ------------
                          MOTOR VEHICLES
                 18,000   Renault S.A.............................................................       808,417
                                                                                                    ------------

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          MULTI-LINE INSURANCE
                  8,000   AXA.....................................................................  $  1,159,482
                                                                                                    ------------
                          MULTI-SECTOR COMPANIES
                  3,500   Suez Lyonnaise des Eaux.................................................       718,951
                  2,200   Vivendi.................................................................       570,795
                                                                                                    ------------
                                                                                                       1,289,746
                                                                                                    ------------
                          RETAIL
                  9,300   Etablissements Economiques du Casino Guichard-Perrachon S.A.............       968,490
                                                                                                    ------------

                          TOTAL FRANCE............................................................     6,807,200
                                                                                                    ------------

                          GERMANY (2.4%)
                          APPAREL
                    300   Hugo Boss AG (Pref.)....................................................       576,646
                                                                                                    ------------
                          BANKING
                 20,000   Commerzbank AG..........................................................       633,109
                                                                                                    ------------
                          MOTOR VEHICLES
                  9,000   Volkswagen AG...........................................................       719,005
                                                                                                    ------------
                          MULTI-SECTOR COMPANIES
                 20,000   RWE AG..................................................................     1,096,228
                                                                                                    ------------

                          TOTAL GERMANY...........................................................     3,024,988
                                                                                                    ------------

                          GREECE (0.5%)
                          TELECOMMUNICATIONS
                 50,000   Hellenic Telecommunication Organization S.A. (OTE) (ADR)*...............       662,500
                                                                                                    ------------

                          HONG KONG (2.6%)
                          BANKING
                200,000   Dao Heng Bank Group Ltd.................................................       618,336
                                                                                                    ------------
                          MULTI-SECTOR COMPANIES
                125,000   Hutchison Whampoa, Ltd..................................................       883,452
                150,000   New World Development Co., Ltd..........................................       377,585
                200,000   Shanghai Industrial Holdings Ltd........................................       404,048
                                                                                                    ------------
                                                                                                       1,665,085
                                                                                                    ------------
                          NATURAL GAS DISTRIBUTION
                266,200   Hong Kong & China Gas Co., Ltd..........................................       338,480
                 12,100   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)*................           797
                                                                                                    ------------
                                                                                                         339,277
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          UTILITIES
                123,000   CLP Holdings Ltd........................................................  $    612,888
                                                                                                    ------------

                          TOTAL HONG KONG.........................................................     3,235,586
                                                                                                    ------------

                          ITALY (3.9%)
                          BANKING
                100,000   Banca Commerciale Italiana..............................................       690,323
                                                                                                    ------------
                          CELLULAR TELEPHONE
                 90,000   Telecom Italia Mobile SpA...............................................       664,890
                                                                                                    ------------
                          LIFE INSURANCE
                 24,000   Assicurazioni Generali..................................................     1,002,786
                                                                                                    ------------
                          OIL & GAS PRODUCTION
                 13,000   ENI SpA (ADR)...........................................................       880,750
                                                                                                    ------------
                          TELECOMMUNICATIONS
                200,000   Telecom Italia SpA......................................................     1,707,642
                                                                                                    ------------
                          TOTAL ITALY.............................................................     4,946,391
                                                                                                    ------------

                          JAPAN (9.9%)
                          ALCOHOLIC BEVERAGES
                100,000   Kirin Brewery Co., Ltd..................................................     1,272,085
                                                                                                    ------------
                          CELLULAR TELEPHONE
                    300   NTT Mobile Communication Network, Inc...................................     1,232,332
                                                                                                    ------------
                          CONSUMER ELECTRONICS/APPLIANCES
                 55,000   Pioneer Electronic Corp.................................................       920,715
                 11,000   Sony Corp...............................................................       799,735
                170,000   Toshiba Corp............................................................     1,010,689
                                                                                                    ------------
                                                                                                       2,731,139
                                                                                                    ------------
                          DIVERSIFIED COMMERCIAL SERVICES
                  5,000   Secom Co................................................................       413,428
                                                                                                    ------------
                          ELECTRONIC COMPONENTS
                  7,000   TDK Corp................................................................       638,781
                                                                                                    ------------
                          ELECTRONIC PRODUCTION EQUIPMENT
                 30,000   Tokyo Electron Ltd......................................................     1,136,926
                                                                                                    ------------
                          INDUSTRIAL MACHINERY/COMPONENTS
                 27,000   Minebea Co., Ltd........................................................       308,640
                                                                                                    ------------
                          MAJOR PHARMACEUTICALS
                 40,000   Banyu Pharmaceutical Co., Ltd...........................................       742,049
                 27,000   Yamanouchi Pharmaceutical Co., Ltd......................................       868,198
                                                                                                    ------------
                                                                                                       1,610,247
                                                                                                    ------------
                          MEDICAL SPECIALTIES
                 32,000   Terumo Corp.............................................................       751,943
                                                                                                    ------------

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          PHOTOGRAPHIC PRODUCTS
                 20,000   Fuji Photo Film Co......................................................  $    742,049
                                                                                                    ------------
                          SEMICONDUCTORS
                 10,000   Rohm Co., Ltd...........................................................       909,011
                                                                                                    ------------
                          TELECOMMUNICATIONS
                    190   DDI Corp................................................................       704,947
                                                                                                    ------------

                          TOTAL JAPAN.............................................................    12,451,528
                                                                                                    ------------

                          MEXICO (0.9%)
                          BEVERAGES - NON-ALCOHOLIC
                200,000   Grupo Continental, S.A. (Series CP).....................................       483,838
                 75,000   Pepsi-Gemex S.A. de C.V. (ADR)..........................................       585,938
                                                                                                    ------------

                          TOTAL MEXICO............................................................     1,069,776
                                                                                                    ------------

                          NETHERLANDS (3.4%)
                          DIVERSIFIED FINANCIAL SERVICES
                 21,000   ING Groep NV............................................................     1,279,330
                                                                                                    ------------
                          LIFE INSURANCE
                  9,200   Aegon NV................................................................     1,128,768
                                                                                                    ------------
                          MEDIA CONGLOMERATES
                 18,000   Ver Ned Utigev Ver Bezit NV.............................................       678,053
                  5,300   Wolters Kluwer NV.......................................................     1,133,035
                                                                                                    ------------
                                                                                                       1,811,088
                                                                                                    ------------

                          TOTAL NETHERLANDS.......................................................     4,219,186
                                                                                                    ------------

                          PORTUGAL (1.4%)
                          BUILDING MATERIALS
                 22,000   Cimpor-Cimentos de Portugal, SGPS, S.A..................................       702,402
                                                                                                    ------------
                          TELECOMMUNICATIONS
                  5,000   Telecel-Comunicacoes Pessoais S.A.*.....................................     1,022,261
                                                                                                    ------------

                          TOTAL PORTUGAL..........................................................     1,724,663
                                                                                                    ------------

                          SINGAPORE (0.9%)
                          BANKING
                100,000   Overseas Chinese Banking Corp., Ltd.....................................       678,993
                                                                                                    ------------
                          REAL ESTATE
                100,000   City Developments Ltd...................................................       433,465
                                                                                                    ------------

                          TOTAL SINGAPORE.........................................................     1,112,458
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          SPAIN (3.9%)
                          BANKING
                 60,000   Banco Central Hispanoamericano S.A......................................  $    712,423
                                                                                                    ------------
                          ENGINEERING & CONSTRUCTION
                 18,000   Fomento De Construcciones Y Contratas S.A...............................     1,338,172
                                                                                                    ------------
                          FOOD CHAINS
                 30,000   Centros Comerciales Pryca S.A...........................................       930,167
                                                                                                    ------------
                          TELECOMMUNICATIONS
                  6,267   Telefonica de Espana S.A. (ADR).........................................       848,517
                                                                                                    ------------
                          UTILITIES
                 38,800   Endesa S.A..............................................................     1,028,032
                                                                                                    ------------
                          TOTAL SPAIN.............................................................     4,857,311
                                                                                                    ------------
                          SWEDEN (2.3%)
                          CLOTHING/SHOE/ACCESSORY STORES
                  4,200   Hennes & Mauritz AB (B Shares)..........................................       343,069
                                                                                                    ------------
                          DIVERSIFIED FINANCIAL SERVICES
                 50,000   OM Gruppen AB...........................................................       629,280
                                                                                                    ------------
                          MAJOR PHARMACEUTICALS
                 65,000   Astra AB (B Shares).....................................................     1,323,339
                                                                                                    ------------
                          METALS FABRICATIONS
                 53,000   S.K.F. AB (B Shares)....................................................       617,990
                                                                                                    ------------
                          TOTAL SWEDEN............................................................     2,913,678
                                                                                                    ------------
                          SWITZERLAND (5.0%)
                          BANKING
                  3,300   UBS AG (Registered).....................................................     1,013,906
                                                                                                    ------------
                          BUILDING MATERIALS
                    500   Holderbank Financiere Glarus AG (B Shares)..............................       591,919
                                                                                                    ------------
                          ENGINEERING & CONSTRUCTION
                    340   Schindler Holdings AG (Part Cert.)......................................       544,594
                    300   Schindler Holdings AG (Registered)......................................       511,103
                                                                                                    ------------
                                                                                                       1,055,697
                                                                                                    ------------
                          MAJOR PHARMACEUTICALS
                    494   Novartis AG.............................................................       971,096
                     80   Roche Holdings AG.......................................................       976,192
                                                                                                    ------------
                                                                                                       1,947,288
                                                                                                    ------------

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          TELECOMMUNICATIONS
                  4,000   Swisscom AG.............................................................  $  1,674,554
                                                                                                    ------------

                          TOTAL SWITZERLAND.......................................................     6,283,364
                                                                                                    ------------

                          UNITED KINGDOM (13.0%)
                          AEROSPACE
                240,543   Rolls-Royce PLC.........................................................       991,805
                                                                                                    ------------
                          BANKING
                 64,000   Abbey National PLC......................................................     1,363,932
                 50,630   National Westminster Bank PLC...........................................       971,685
                                                                                                    ------------
                                                                                                       2,335,617
                                                                                                    ------------
                          CELLULAR TELEPHONE
                 80,607   Vodafone Group PLC......................................................     1,302,737
                                                                                                    ------------
                          CLOTHING/SHOE/ACCESSORY STORES
                 50,000   Dixons Group PLC........................................................       700,032
                                                                                                    ------------
                          DIVERSIFIED COMMERCIAL SERVICES
                 51,000   Compass Group PLC.......................................................       581,444
                                                                                                    ------------
                          DIVERSIFIED ELECTRONIC PRODUCTS
                 90,000   General Electric Co. PLC................................................       808,493
                                                                                                    ------------
                          DIVERSIFIED FINANCIAL SERVICES
                 16,608   HSBC Holdings PLC.......................................................       413,774
                                                                                                    ------------
                          E.D.P. SERVICES
                 72,000   SEMA Group PLC..........................................................       704,619
                                                                                                    ------------
                          ELECTRIC UTILITIES
                 70,000   National Power PLC......................................................       600,429
                                                                                                    ------------
                          ENGINEERING & CONSTRUCTION
                140,000   Siebe PLC...............................................................       549,428
                                                                                                    ------------
                          INTEGRATED OIL COMPANIES
                150,000   Shell Transport & Trading Co. PLC.......................................       917,162
                                                                                                    ------------
                          INVESTMENT BANKERS/BROKERS/SERVICES
                  5,700   Garban PLC*.............................................................        21,803
                                                                                                    ------------
                          MAJOR PHARMACEUTICALS
                 30,000   Zeneca Group PLC........................................................     1,300,047
                                                                                                    ------------
                          MEDIA CONGLOMERATES
                 85,000   Reed International PLC..................................................       661,532
                                                                                                    ------------
                          MILITARY/GOV'T/TECHNICAL
                120,000   Racal Electronics PLC...................................................       691,504
                                                                                                    ------------
                          MULTI-LINE INSURANCE
                 18,000   Britannic Plc...........................................................       389,865
                 36,000   CGU PLC.................................................................       560,953
                 71,110   Royal & Sun Alliance Insurance Group PLC................................       577,863
                                                                                                    ------------
                                                                                                       1,528,681
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                          NEWSPAPERS
                 57,000   United News & Media PLC.................................................  $    497,416
                                                                                                    ------------
                          OTHER METALS/MINERALS
                110,000   Antofagasta Holdings PLC................................................       327,868
                                                                                                    ------------
                          PACKAGE GOODS/COSMETICS
                 46,000   Reckitt & Colman PLC....................................................       606,324
                                                                                                    ------------
                          TELECOMMUNICATIONS
                 20,700   Esat Telecom Group PLC (ADR) (Ireland)*.................................       778,837
                                                                                                    ------------

                          TOTAL UNITED KINGDOM....................................................    16,319,552
                                                                                                    ------------
                          UNITED STATES (34.5%)
                          AEROSPACE
                  9,200   Lockheed Martin Corp....................................................       779,700
                                                                                                    ------------
                          ALUMINUM
                 17,900   Aluminum Co. of America.................................................     1,334,669
                                                                                                    ------------
                          BANKING
                 20,600   Chase Manhattan Corp. (The).............................................     1,402,087
                                                                                                    ------------
                          BEVERAGES - NON-ALCOHOLIC
                 24,100   PepsiCo, Inc............................................................       986,594
                                                                                                    ------------
                          BIOTECHNOLOGY
                 14,100   Genentech, Inc. (Special)*..............................................     1,123,594
                                                                                                    ------------
                          BROADCASTING
                 27,600   General Motors Corp. (Class H)*.........................................     1,095,375
                                                                                                    ------------
                          COMPUTER COMMUNICATIONS
                 23,175   Cisco Systems, Inc.*....................................................     2,150,930
                                                                                                    ------------
                          COMPUTER HARDWARE
                 21,900   Gateway 2000, Inc.*.....................................................     1,121,006
                                                                                                    ------------
                          DIVERSIFIED FINANCIAL SERVICES
                 15,000   American Express Co.....................................................     1,533,750
                 26,800   Citigroup Inc...........................................................     1,326,600
                                                                                                    ------------
                                                                                                       2,860,350
                                                                                                    ------------
                          DIVERSIFIED MANUFACTURING
                 18,700   Honeywell, Inc..........................................................     1,408,344
                                                                                                    ------------
                          ELECTRONIC DATA PROCESSING
                 25,000   Hewlett-Packard Co......................................................     1,707,812
                 22,100   Sun Microsystems, Inc.*.................................................     1,890,931
                                                                                                    ------------
                                                                                                       3,598,743
                                                                                                    ------------
                          FINANCE COMPANIES
                 16,100   Fannie Mae..............................................................     1,191,400
                                                                                                    ------------
                          INTEGRATED OIL COMPANIES
                 15,400   Atlantic Richfield Co...................................................     1,004,850
                 17,200   Chevron Corp............................................................     1,426,525

       NUMBER OF
         SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                 13,900   Exxon Corp..............................................................  $  1,016,437
                 15,700   Mobil Corp..............................................................     1,367,862
                                                                                                    ------------
                                                                                                       4,815,674
                                                                                                    ------------
                          MAJOR CHEMICALS
                 11,800   Dow Chemical Co.........................................................     1,073,062
                 20,200   Monsanto Co.............................................................       959,500
                                                                                                    ------------
                                                                                                       2,032,562
                                                                                                    ------------
                          MAJOR PHARMACEUTICALS
                 25,600   Abbott Laboratories.....................................................     1,254,400
                 22,800   American Home Products Corp.............................................     1,283,925
                                                                                                    ------------
                                                                                                       2,538,325
                                                                                                    ------------
                          MOTOR VEHICLES
                 18,500   Ford Motor Co...........................................................     1,085,719
                                                                                                    ------------
                          MOVIES/ENTERTAINMENT
                 45,000   Walt Disney Co..........................................................     1,350,000
                                                                                                    ------------
                          PACKAGE GOODS/COSMETICS
                 12,300   Colgate-Palmolive Co....................................................     1,142,363
                                                                                                    ------------
                          PACKAGED FOODS
                 16,800   General Mills, Inc......................................................     1,306,200
                                                                                                    ------------
                          PAPER
                 28,200   Champion International Corp.............................................     1,142,100
                                                                                                    ------------
                          RETAIL - SPECIALTY
                 50,200   Bed Bath & Beyond Inc.*.................................................     1,709,938
                 34,200   Gap, Inc. (The).........................................................     1,923,750
                                                                                                    ------------
                                                                                                       3,633,688
                                                                                                    ------------
                          SAVINGS & LOAN ASSOCIATIONS
                 14,600   Golden West Financial Corp..............................................     1,338,638
                 35,180   Washington Mutual, Inc..................................................     1,343,436
                                                                                                    ------------
                                                                                                       2,682,074
                                                                                                    ------------
                          SEMICONDUCTORS
                 11,600   Intel Corp..............................................................     1,374,600
                                                                                                    ------------
                          SERVICES TO THE HEALTH INDUSTRY
                 38,200   HBO & Co................................................................     1,095,863
                                                                                                    ------------

                          TOTAL UNITED STATES.....................................................    43,251,960
                                                                                                    ------------

                          TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                          (IDENTIFIED COST $93,909,714)...........................................   119,933,414
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

       PRINCIPAL
       AMOUNT IN
       THOUSANDS                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------
                          SHORT-TERM INVESTMENTS (4.3%)
                          U.S. GOVERNMENT AGENCY (a) (4.2%)
$                 5,300   Federal Home Loan Banks 4.30% due 01/04/99 (AMORTIZED COST
                            $5,298,101)...........................................................  $  5,298,101
                                                                                                    ------------

                          REPURCHASE AGREEMENT (0.1%)
                    153   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98;
                            proceeds $153,146) (b) (IDENTIFIED COST $153,078).....................       153,078
                                                                                                    ------------

                          TOTAL SHORT-TERM INVESTMENTS
                          (IDENTIFIED COST $5,451,179)............................................     5,451,179
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $99,360,893) (C).........................................................   99.9 %   125,384,593

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         137,619
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 125,522,212
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $150,859 U.S. Treasury Note 5.875% due 02/15/00 valued at $156,140.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $28,066,424 and the aggregate gross unrealized depreciation is $2,042,724, resulting in net unrealized appreciation of $26,023,700.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $  2,802,156       2.2  %
Alcoholic Beverages...............................................................     1,272,085       1.0
Aluminum..........................................................................     1,334,669       1.1
Apparel...........................................................................       576,646       0.5
Auto Parts: O.E.M.................................................................       591,014       0.5
Banking...........................................................................     8,476,645       6.8
Beverages - Non-Alcoholic.........................................................     2,056,370       1.6
Biotechnology.....................................................................     2,408,856       1.9
Broadcasting......................................................................     1,095,375       0.9
Building Materials................................................................     1,294,320       1.0
Cellular Telephone................................................................     3,199,959       2.6
Clothing/Shoe/Accessory Stores....................................................     1,043,100       0.8
Computer Communications...........................................................     2,150,930       1.7
Computer Hardware.................................................................     1,121,006       0.9
Consumer Electronics/Appliances...................................................     2,731,140       2.2
Diversified Commercial Services...................................................       994,872       0.8
Diversified Electronic Products...................................................       808,493       0.6
Diversified Financial Services....................................................     5,384,529       4.3
Diversified Manufacturing.........................................................     1,408,344       1.1
E.D.P. Services...................................................................       704,619       0.6
Electric Utilities................................................................       600,429       0.5
Electronic Components.............................................................       638,781       0.5
Electronic Data Processing........................................................     3,598,744       2.9
Electronic Production Equipment...................................................     1,136,926       0.9
Engineering & Construction........................................................     2,943,297       2.3
Finance Companies.................................................................     1,191,400       1.0
Food Chains.......................................................................       930,167       0.7
Industrial Machinery/Components...................................................       308,640       0.2
Integrated Oil Companies..........................................................     6,692,237       5.3
Investment Bankers/Brokers/Services...............................................        21,803       0.0
Life Insurance....................................................................     3,150,828       2.5
Major Chemicals...................................................................     2,032,562       1.6
Major Pharmaceuticals.............................................................     9,639,722       7.7

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates...............................................................  $  2,472,620       2.0  %
Medical Specialties...............................................................       751,943       0.6
Metals Fabrications...............................................................       617,990       0.5
Military/Gov't/Technical..........................................................       691,504       0.6
Motor Vehicles....................................................................     2,613,141       2.1
Movies/Entertainment..............................................................     1,350,000       1.1
Multi-Line Insurance..............................................................     2,688,164       2.1
Multi-Sector Companies............................................................     4,051,059       3.2
Natural Gas Distribution..........................................................       339,277       0.3
Newspapers........................................................................       497,416       0.4
Oil & Gas Production..............................................................       880,750       0.7
Other Metals/Minerals.............................................................       327,868       0.3
Package Goods/Cosmetics...........................................................     1,748,687       1.4
Packaged Foods....................................................................     1,306,200       1.0
Paper.............................................................................     1,142,100       0.9
Photographic Products.............................................................       742,049       0.6
Real Estate.......................................................................       433,465       0.3
Repurchase Agreement..............................................................       153,078       0.1
Retail............................................................................       968,490       0.8
Retail - Specialty................................................................     3,633,687       2.9
Savings & Loan Associations.......................................................     2,682,074       2.1
Semiconductors....................................................................     2,283,611       1.8
Services to the Health Industry...................................................     1,095,862       0.9
Telecommunication Equipment.......................................................       843,061       0.7
Telecommunications................................................................     9,790,812       7.8
U.S. Government Agency............................................................     5,298,101       4.2
Utilities.........................................................................     1,640,920       1.3
                                                                                    ------------       ---
                                                                                    $125,384,593      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $119,355,971      95.1  %
Preferred Stocks..................................................................       576,646       0.5
Rights & Warrants.................................................................           797       0.0
Short-Term Investments............................................................     5,451,179       4.3
                                                                                    ------------       ---
                                                                                    $125,384,593      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.3%)
           ADVERTISING (2.0%)
  14,000   DoubleClick Inc.*.......................................................................  $   622,125
  11,000   Lamar Advertising Co.*..................................................................      409,750
  20,000   Outdoor Systems, Inc.*..................................................................      600,000
                                                                                                     -----------
                                                                                                       1,631,875
                                                                                                     -----------
           AIRLINES (0.4%)
  15,970   Midwest Express Holdings, Inc.*.........................................................      420,211
                                                                                                     -----------
           APPAREL (1.1%)
   9,300   Fossil, Inc.*...........................................................................      265,050
  22,700   Quiksilver, Inc.*.......................................................................      681,000
                                                                                                     -----------
                                                                                                         946,050
                                                                                                     -----------
           BIOTECHNOLOGY (4.1%)
  26,500   BioChem Pharma Inc. (Canada)*...........................................................      758,562
  24,900   Medco Research, Inc.*...................................................................      647,400
  21,100   Millennium Pharmaceuticals, Inc.*.......................................................      543,325
  10,600   PathoGenesis Corp.*.....................................................................      604,200
  15,000   SangStat Medical Corp.*.................................................................      318,750
   5,000   Sepracor, Inc.*.........................................................................      440,312
                                                                                                     -----------
                                                                                                       3,312,549
                                                                                                     -----------
           BOOKS/MAGAZINE (0.7%)
  34,000   CMP Media Inc. (Class A)*...............................................................      612,000
                                                                                                     -----------
           BROADCASTING (2.0%)
  12,000   Jacor Communications, Inc.*.............................................................      772,500
  20,000   Medialink Worldwide Inc.*...............................................................      335,000
  18,000   Westwood One, Inc.*.....................................................................      549,000
                                                                                                     -----------
                                                                                                       1,656,500
                                                                                                     -----------
           CATALOG/SPECIALTY DISTRIBUTION (0.8%)
  18,700   Micro Warehouse, Inc.*..................................................................      631,125
                                                                                                     -----------
           COMPUTER HARDWARE (2.1%)
  20,000   Adaptec, Inc.*..........................................................................      350,000
   9,000   Hutchinson Technology Inc.*.............................................................      318,375
  30,000   Maxtor Corp.*...........................................................................      421,875
  17,000   National Computer Systems, Inc..........................................................      624,750
                                                                                                     -----------
                                                                                                       1,715,000
                                                                                                     -----------
           COMPUTER SOFTWARE (11.3%)
  25,300   Avant! Corp.*...........................................................................      401,637
  15,000   AXENT Technologies, Inc.*...............................................................      463,125
  16,000   BroadVision, Inc.*......................................................................      517,000
  13,000   Check Point Software Technologies Ltd. (Israel)*........................................      593,125

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Citrix Systems, Inc.*...................................................................  $   970,000
  24,000   Entrust Technologies Inc.*..............................................................      564,000
  15,000   GeoTel Communications Corp.*............................................................      555,000
  10,000   Intuit Inc.*............................................................................      725,000
  15,000   IONA Technologies PLC (ADR) (Ireland)*..................................................      570,000
   7,100   MAPICS, Inc.*...........................................................................      117,150
  25,800   Micromuse Inc.*.........................................................................      499,875
  20,000   New Era of Networks, Inc.*..............................................................      875,000
   7,000   Peregrine Systems, Inc.*................................................................      324,187
  15,000   Rogue Wave Software, Inc.*..............................................................      129,375
   5,000   Segue Software, Inc.*...................................................................      100,000
  12,000   Siebel Systems, Inc.*...................................................................      406,500
  30,000   Symantec Corp.*.........................................................................      648,750
   6,700   VERTAS Software Corp.*..................................................................      400,744
   9,000   Visio Corp.*............................................................................      324,000
                                                                                                     -----------
                                                                                                       9,184,468
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (3.5%)
  20,000   Dendrite International, Inc.*...........................................................      495,000
  10,000   Mercury Interactive Corp.*..............................................................      631,250
  23,500   Pegasus Systems, Inc.*..................................................................      840,125
  29,000   Software AG Systems, Inc.*..............................................................      525,625
  20,000   VideoServer, Inc.*......................................................................      370,000
                                                                                                     -----------
                                                                                                       2,862,000
                                                                                                     -----------
           CONSUMER/BUSINESS SERVICES (6.1%)
  19,074   American Management Systems, Inc.*......................................................      762,960
  13,000   Concord EFS, Inc.*......................................................................      550,875
  24,000   Hagler Bailly, Inc.*....................................................................      492,000
  22,000   Iron Mountain, Inc.*....................................................................      781,000
  19,000   Metzler Group, Inc. (The)*..............................................................      923,875
  20,500   Nichols Research Corp.*.................................................................      425,375
   8,000   The BISYS Group, Inc.*..................................................................      412,000
  24,000   USWeb Corp.*............................................................................      630,000
                                                                                                     -----------
                                                                                                       4,978,085
                                                                                                     -----------
           DIVERSIFIED COMMERCIAL SERVICES (4.5%)
  10,000   Abacus Direct Corp.*....................................................................      456,875
  40,000   Alternative Resources Corp.*............................................................      425,000
   9,000   Charles River Associates Inc.*..........................................................      196,875
  20,000   Convergys Corp.*........................................................................      447,500
  12,000   HA-LO Industries, Inc.*.................................................................      451,500
  14,000   Lason, Inc.*............................................................................      814,625
  25,000   Nielsen Media Research, Inc.............................................................      450,000
  14,000   Pharmaceutical Product Development, Inc.*...............................................      420,875
                                                                                                     -----------
                                                                                                       3,663,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. SERVICES (0.5%)
  40,000   4Front Technologies, Inc.*..............................................................  $   435,000
                                                                                                     -----------
           EDUCATION (3.1%)
  18,300   Apollo Group, Inc. (Class A)*...........................................................      618,769
  30,000   CBT Group PLC (ADR) (Ireland)*..........................................................      446,250
  32,000   Education Management Corp.*.............................................................      752,000
  12,000   ITT Educational Services, Inc.*.........................................................      408,000
  10,000   Sylvan Learning Systems, Inc.*..........................................................      305,000
                                                                                                     -----------
                                                                                                       2,530,019
                                                                                                     -----------
           ELECTRICAL PRODUCTS (0.5%)
  13,000   AFC Cable Systems, Inc.*................................................................      435,500
                                                                                                     -----------
           ELECTRONIC COMPONENTS (1.9%)
  25,000   CommScope, Inc.*........................................................................      420,312
   8,000   Flextronics International, Ltd.*........................................................      684,000
  13,000   Pittway Corp. (Class A).................................................................      429,812
                                                                                                     -----------
                                                                                                       1,534,124
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
  17,000   ATMI, Inc.*.............................................................................      429,250
  12,000   Etec Systems, Inc.*.....................................................................      477,000
                                                                                                     -----------
                                                                                                         906,250
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (2.7%)
  10,000   Dycom Industries, Inc.*.................................................................      571,250
  63,700   International FiberCom, Inc.*...........................................................      465,806
  34,000   Metromedia Fiber Network, Inc. (Class A)*...............................................    1,130,500
                                                                                                     -----------
                                                                                                       2,167,556
                                                                                                     -----------
           ENTERTAINMENT & LEISURE TIME (2.8%)
  40,000   Callaway Golf Co........................................................................      410,000
  12,000   Cinar Films, Inc. (Class B) (Canada)*...................................................      300,000
  13,000   Pinnacle Systems, Inc.*.................................................................      458,250
  13,000   Steiner Leisure Ltd.*...................................................................      415,187
  24,900   THQ, Inc.*..............................................................................      694,087
                                                                                                     -----------
                                                                                                       2,277,524
                                                                                                     -----------
           ENVIRONMENTAL SERVICES (0.5%)
  11,500   Casella Waste Systems Inc., (Class A)*..................................................      421,187
                                                                                                     -----------
           FINANCE (0.5%)
   7,000   FINOVA Group, Inc.......................................................................      377,562
                                                                                                     -----------
           HOME BUILDING (0.8%)
  27,000   D.R. Horton, Inc........................................................................      621,000
                                                                                                     -----------
           HOME FURNISHINGS (0.6%)
  17,000   Select Comfort Corp.*...................................................................      450,500
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE (1.8%)
   9,000   American Bankers Insurance Group, Inc...................................................  $   435,375
   7,427   Delphi Financial Group, Inc. (Class A)*.................................................      389,453
   6,800   Executive Risk, Inc.....................................................................      373,575
  11,000   Fremont General Corp....................................................................      272,250
                                                                                                     -----------
                                                                                                       1,470,653
                                                                                                     -----------
           INTERNET SERVICES (3.4%)
  10,000   At Home Corp. (Series A)*...............................................................      736,250
   8,000   CMGI Inc.*..............................................................................      852,000
  16,000   Concentric Network Corp.*...............................................................      534,000
   6,000   Excite, Inc.*...........................................................................      252,000
   7,000   Lycos, Inc.*............................................................................      388,500
                                                                                                     -----------
                                                                                                       2,762,750
                                                                                                     -----------
           INVESTMENT BANKERS/BROKERS/ SERVICES (0.5%)
  17,000   Hambrecht & Quist Group*................................................................      385,687
                                                                                                     -----------
           MAJOR PHARMACEUTICALS (1.2%)
   7,000   Coulter Pharmaceutical, Inc.*...........................................................      206,500
  20,000   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*.................................      392,500
  18,000   Zonagen, Inc.*..........................................................................      339,750
                                                                                                     -----------
                                                                                                         938,750
                                                                                                     -----------
           MANAGED HEALTH CARE (0.5%)
  25,000   Oxford Health Plans, Inc.*..............................................................      368,750
                                                                                                     -----------
           MEDICAL EQUIPMENT & SUPPLIES (6.7%)
  21,500   ArthroCare Corp.*.......................................................................      459,562
  11,000   Bard (C.R.), Inc........................................................................      544,500
  24,000   Haemonetics Corp.*......................................................................      546,000
   9,000   Henry Schein, Inc.*.....................................................................      398,250
  45,100   Orthofix International N.V.*............................................................      620,125
  20,000   Owens & Minor, Inc......................................................................      315,000
  19,000   PSS World Medical, Inc.*................................................................      435,812
  18,000   ResMed, Inc.*...........................................................................      814,500
  21,000   STERIS Corp.*...........................................................................      597,187
  23,250   Xomed Surgical Products, Inc.*..........................................................      742,547
                                                                                                     -----------
                                                                                                       5,473,483
                                                                                                     -----------
           METALS FABRICATIONS (0.4%)
  14,600   Tower Automotive, Inc.*.................................................................      364,087
                                                                                                     -----------
           OIL & GAS PRODUCTION (0.2%)
   7,000   Evergreen Resources, Inc.*..............................................................      123,375
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PRECIOUS METALS (0.8%)
  30,000   Ashanti Goldfield Co., Ltd. (GDR) (Ghana)...............................................  $   281,250
  40,000   Battle Mountain Gold Co.................................................................      165,000
  20,000   Placer Dome Inc. (Canada)...............................................................      230,000
                                                                                                     -----------
                                                                                                         676,250
                                                                                                     -----------
           PRINTING/FORMS (2.1%)
  45,000   American Bank Note Holographics, Inc.*..................................................      787,500
  14,000   Consolidated Graphics, Inc.*............................................................      945,875
                                                                                                     -----------
                                                                                                       1,733,375
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (1.0%)
  15,565   Golf Trust of America, Inc..............................................................      431,929
  15,000   Public Storage, Inc.....................................................................      405,938
                                                                                                     -----------
                                                                                                         837,867
                                                                                                     -----------
           RESTAURANTS (0.1%)
   7,000   Friendly Ice Cream Corp.*...............................................................       42,438
                                                                                                     -----------
           RETAIL - SPECIALTY (3.6%)
  12,000   BJ's Wholesale Club, Inc.*..............................................................      555,750
   9,800   Cost Plus, Inc.*........................................................................      305,025
  14,500   CSK Auto Corp.*.........................................................................      386,969
  15,000   Eagle Hardware & Garden, Inc.*..........................................................      485,625
  13,900   Guitar Center, Inc.*....................................................................      341,419
  12,200   Linens 'N Things, Inc.*.................................................................      483,425
  20,000   Trans World Entertainment Corp.*........................................................      380,000
                                                                                                     -----------
                                                                                                       2,938,213
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.5%)
  20,000   Dime Community Bancshares...............................................................      411,250
                                                                                                     -----------
           SEMICONDUCTORS (5.3%)
  30,000   Aeroflex Inc.*..........................................................................      453,750
  17,000   Analog Devices, Inc.*...................................................................      533,375
   2,200   Broadcom Corp. (Class A)*...............................................................      264,825
  15,000   MIPS Technologies, Inc.*................................................................      479,063
   5,500   PMC - Sierra, Inc.*.....................................................................      346,500
  15,000   Power Integrations, Inc,*...............................................................      375,938
  20,000   Sawtek, Inc.*...........................................................................      350,000
   3,000   Semtech Corp.*..........................................................................      106,500
  11,000   TranSwitch Corp.*.......................................................................      427,625
  20,000   Vishay Intertechnology, Inc.*...........................................................      290,000
  16,000   Vitesse Semiconductor Corp.*............................................................      728,000
                                                                                                     -----------
                                                                                                       4,355,576
                                                                                                     -----------
           SHOE MANUFACTURING (0.3%)
  20,000   Wolverine World Wide, Inc...............................................................      265,000
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY FOODS/CANDY (0.6%)
  15,600   Earthgrains Co..........................................................................  $   482,625
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (3.0%)
  46,000   Advanced Fibre Communications, Inc.*....................................................      500,250
  37,300   ANTEC Corp.*............................................................................      750,663
  35,000   California Microwave, Inc.*.............................................................      323,750
  18,000   Polycom, Inc.*..........................................................................      401,625
  19,000   Proxim, Inc.*...........................................................................      507,063
                                                                                                     -----------
                                                                                                       2,483,351
                                                                                                     -----------
           TELECOMMUNICATIONS (3.8%)
  23,500   Inter-Tel, Inc..........................................................................      549,313
  25,000   ITC DeltaCom, Inc.*.....................................................................      378,125
   7,000   IXC Communications, Inc.*...............................................................      234,063
  15,100   MetroNet Communications Corp. (Class B) (Canada)*.......................................      498,300
  16,000   NEXTLINK Communications, Inc. (Class A)*................................................      454,000
  22,000   PSINet, Inc.*...........................................................................      459,250
  25,000   SkyTel Communications Inc.*.............................................................      548,438
                                                                                                     -----------
                                                                                                       3,121,489
                                                                                                     -----------
           WATER SUPPLY (1.1%)
   3,700   American States Water Co................................................................      100,825
   8,000   Aquarian Co.............................................................................      328,000
   9,500   E'Town Corp.............................................................................      450,063
                                                                                                     -----------
                                                                                                         878,888
                                                                                                     -----------
           WHOLESALE DISTRIBUTOR (1.0%)
  16,500   MSC Industrial Direct Co., Inc.*........................................................      373,313
  20,000   School Specialty, Inc.*.................................................................      427,500
                                                                                                     -----------
                                                                                                         800,813
                                                                                                     -----------
           WIRELESS COMMUNICATION (1.8%)
  18,000   Vanguard Cellular Systems, Inc. (Class A)*..............................................      463,500
  20,000   Western Wireless Corp. (Class A)*.......................................................      438,750
  15,000   Winstar Communications, Inc.*...........................................................      584,063
                                                                                                     -----------
                                                                                                       1,486,313
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $55,540,509)...........................................................   76,170,318
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATION (2.6%)
$  2,000   U.S. Treasury Note 5.625% due 05/15/08 (IDENTIFIED COST $2,153,515).....................  $ 2,131,860
                                                                                                     -----------

           SHORT-TERM INVESTMENTS (3.9%)
           U.S. GOVERNMENT AGENCY (a) (3.7%)
   3,000   Federal Home Loan Mortgage Corp. 4.50% due 01/04/99 (AMORTIZED COST $2,998,875).........    2,998,875
                                                                                                     -----------

           REPURCHASE AGREEMENT (0.2%)
     164   The Bank of New York 4.00% due 01/04/99 (dated 12/31/98; proceeds $164,498) (b)
             (IDENTIFIED COST $164,425)............................................................      164,425
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,163,300)............................................................    3,163,300
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $60,857,324) (C)..........................................................   99.8 %   81,465,478

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.2        159,681
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 81,625,159
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $162,041 U.S. Treasury Note 5.875% due 02/15/00 valued at $167,713.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $21,772,178 and the aggregate gross unrealized depreciation is $1,164,024, resulting in net unrealized appreciation of $20,608,154.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS AND WARRANTS (92.5%)
             ARGENTINA (4.3%)
             ALCOHOLIC BEVERAGES
      5,825  Quilmes Industrial (Quinsa) S.A. (ADR)................................................  $    54,245
                                                                                                     -----------
             BANKING
      2,877  Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)..........................       49,988
      2,100  Banco Frances del Rio de La Plato S.A. (ADR)..........................................       43,575
                                                                                                     -----------
                                                                                                          93,563
                                                                                                     -----------
             INTEGRATED OIL COMPANIES
      6,175  Yacimentos Petroliferos Fiscales S.A. (ADR)...........................................      172,514
                                                                                                     -----------
             MULTI-SECTOR COMPANIES
     18,700  Perez Companc S.A. (Class B)..........................................................       79,176
                                                                                                     -----------
             OIL/GAS TRANSMISSION
      1,700  Transportadora de Gas del Sur S.A. (ADR)..............................................       17,212
                                                                                                     -----------
             TELECOMMUNICATIONS
      2,160  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)..........................       59,400
      3,175  Telefonica de Argentina S.A. (ADR)....................................................       88,702
                                                                                                     -----------
                                                                                                         148,102
                                                                                                     -----------

             TOTAL ARGENTINA.......................................................................      564,812
                                                                                                     -----------

             BRAZIL (9.9%)
             BANKING
    103,000  Banco Itau S.A. (Pref.)...............................................................       50,305
      3,500  Uniao de Bancos Brasileiros S.A. (GDR)................................................       50,531
                                                                                                     -----------
                                                                                                         100,836
                                                                                                     -----------
             ELECTRIC UTILITIES
      8,212  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)...............................      155,002
  9,900,000  Companhia Paranaense de Energia - Copel (Pref.).......................................       71,300
                                                                                                     -----------
                                                                                                         226,302
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES
    118,000  Itausa - Investmentos Itau S.A. (Pref.)...............................................  $    65,447
                                                                                                     -----------
             INTEGRATED OIL COMPANIES
    865,000  Petroleo Brasileiro S.A. (Pref.)......................................................       98,100
                                                                                                     -----------
             OTHER METALS/MINERALS
      5,000  Companhia Vale do Rio Doce S.A. (Debentures)*.........................................           --
      5,600  Companhia Vale do Rio Doce S.A. (Pref.)...............................................       71,854
                                                                                                     -----------
                                                                                                          71,854
                                                                                                     -----------
             TELECOMMUNICATIONS
    950,000  Embratel Participacoes S.A.*..........................................................        8,257
  7,062,000  Embratel Participacoes S.A. (Pref.)*..................................................       96,459
    950,000  Tele Celular Sul Participacoes S.A.*..................................................          881
  4,642,000  Tele Celular Sul Participacoes S.A. (Pref.)*..........................................        7,839
    950,000  Tele Centro Sul Participacoes S.A.*...................................................        6,291
 14,742,000  Tele Centro Sul Participacoes S.A. (Pref.)*...........................................      128,016
    950,000  Tele Norte Leste Participacoes S.A.*..................................................        7,786
  7,620,000  Tele Norte Leste Participacoes S.A. (Pref.)*..........................................       95,250
 13,900,000  Tele Sudeste Celular Participacoes S.A. (Pref.)*......................................       58,684
    950,000  Telemig Celular Participacoes S.A.*...................................................          669
 17,742,000  Telemig Celular Participacoes S.A. (Pref.)*...........................................       19,681
    950,000  Telesp Celular Participacoes S.A.*....................................................        4,089
 12,982,000  Telesp Celular Participacoes S.A. (Pref.)*............................................       95,646
    950,000  Telesp Participacoes S.A.*............................................................       12,190
  9,482,000  Telesp Participacoes S.A. (Pref.)*....................................................      215,857
                                                                                                     -----------
                                                                                                         757,595
                                                                                                     -----------

             TOTAL BRAZIL..........................................................................    1,320,134
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             CHILE (2.8%)
             ALCOHOLIC BEVERAGES
      3,620  Vina Concha Y Toro (ADR)..............................................................  $    93,667
                                                                                                     -----------
             BEVERAGES - NON-ALCOHOLIC
      2,840  Embotelladora Andina S.A. (Series A) (ADR)............................................       41,180
                                                                                                     -----------
             FOOD CHAINS
      4,600  Distribucion Y Servicio D&S S.A. (ADR)*...............................................       52,900
                                                                                                     -----------
             GENERIC DRUGS
      5,170  Laboratorio Chile S.A. (ADR)..........................................................       74,319
                                                                                                     -----------
             TELECOMMUNICATIONS
      5,108  Cia de Telecommunicaciones de Chile S.A. (ADR)........................................      105,672
                                                                                                     -----------

             TOTAL CHILE...........................................................................      367,738
                                                                                                     -----------

             CHINA (0.9%)
             UTILITIES
    147,000  Beijing Datang Power Generation Co., Ltd..............................................       44,119
    196,000  Huaneng Power International, Inc. (Class H)*..........................................       69,579
                                                                                                     -----------

             TOTAL CHINA...........................................................................      113,698
                                                                                                     -----------

             COLOMBIA (0.6%)
             BANKING
     16,700  Bancolombia S.A. (ADR)................................................................       78,281
                                                                                                     -----------
             EGYPT (0.6%)
             BUILDING MATERIALS
      5,200  Suez Cement Co. (GDR) - 144A**........................................................       74,100
                                                                                                     -----------

             GREECE (9.6%)
             BANKING
      3,720  Alpha Credit Bank.....................................................................      388,001
      1,959  National Bank of Greece S.A...........................................................      440,539
                                                                                                     -----------
                                                                                                         828,540
                                                                                                     -----------
             BUILDING MATERIALS
      1,960  Titan Cement Co. S.A..................................................................      150,419
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS
      9,252  Hellenic Telecommunication Organization S.A...........................................  $   246,038
      1,700  Panafon Hellenic Telecom S.A.*........................................................       45,511
                                                                                                     -----------
                                                                                                         291,549
                                                                                                     -----------

             TOTAL GREECE..........................................................................    1,270,508
                                                                                                     -----------

             HONG KONG (2.4%)
             ELECTRONIC DATA PROCESSING
    300,000  Legend Holdings Ltd...................................................................      105,530
                                                                                                     -----------
             REAL ESTATE
    108,000  China Resources Enterprise Ltd........................................................      168,694
                                                                                                     -----------
             TELECOMMUNICATIONS
     28,000  China Telecom Ltd.....................................................................       48,434
                                                                                                     -----------

             TOTAL HONG KONG.......................................................................      322,658
                                                                                                     -----------

             HUNGARY (4.9%)
             BANKING
      3,700  OTP Bank RT...........................................................................      184,923
                                                                                                     -----------
             OIL & GAS
      8,700  MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**.........................................      240,120
                                                                                                     -----------
             SPECIALTY CHEMICALS
      4,000  Pannonplast RT........................................................................      112,928
                                                                                                     -----------
             TELECOMMUNICATIONS
      3,700  Magyar Tavkozlesi RT (ADR) (Hungary)..................................................      110,306
                                                                                                     -----------

             TOTAL HUNGARY.........................................................................      648,277
                                                                                                     -----------

             INDIA (3.6%)
             TELECOMMUNICATIONS
      7,900  Mahanagar Telephone Nigam Ltd. (GDR) 144A**...........................................       96,380
     12,100  Videsh Sanchar Nigam Ltd. (GDR)*......................................................      148,225
                                                                                                     -----------
                                                                                                         244,605
                                                                                                     -----------
             TEXTILES
     41,000  Reliance Industries Ltd. (GDR)*.......................................................      232,470
                                                                                                     -----------

             TOTAL INDIA...........................................................................      477,075
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             ISRAEL (2.8%)
             BANKING
    105,150  Bank Hapoalim Ltd.....................................................................  $   190,492
                                                                                                     -----------
             CLOTHING/SHOE/ACCESSORY STORES
      7,615  Blue Square Chain Investments & Properties Ltd.*......................................       91,420
                                                                                                     -----------
             DIVERSIFIED ELECTRONIC PRODUCTS
      4,470  NICE-Systems Ltd. (ADR)*..............................................................       95,826
                                                                                                     -----------

             TOTAL ISRAEL..........................................................................      377,738
                                                                                                     -----------
             MEXICO (11.7%)
             ALCOHOLIC BEVERAGES
     61,400  Grupo Modelo S.A. de C.V. (Series C)..................................................      130,242
                                                                                                     -----------
             BEVERAGES - NON-ALCOHOLIC
      2,200  Coca-Cola Femsa S.A. de C.V. (ADR)....................................................       29,150
      5,050  Fomento Economico Mexicano, S.A. de C.V. (ADR)........................................      134,456
      5,334  Panamerican Beverages, Inc. (Class A).................................................      116,348
                                                                                                     -----------
                                                                                                         279,954
                                                                                                     -----------
             BROADCASTING
      5,820  Grupo Televisa S.A. de C.V. (GDR).....................................................      143,681
                                                                                                     -----------
             BUILDING MATERIALS
     23,100  Apasco S.A. de C.V....................................................................       81,433
     27,460  Cemex S.A. de C.V. (B Shares).........................................................       68,927
                                                                                                     -----------
                                                                                                         150,360
                                                                                                     -----------
             OTHER SPECIALTY STORES
    154,300  Cifra S.A. de C.V. (Series C).........................................................      190,148
     22,300  Organizacion Soriana S.A. de C.V. (Series B)..........................................       72,081
                                                                                                     -----------
                                                                                                         262,229
                                                                                                     -----------
             PAPER
     48,900  Kimberly-Clark de Mexico S.A. de C.V. (A Shares)......................................      156,085
                                                                                                     -----------
             SPECIALTY FOODS/CANDY
     57,200  Grupo Industrial Bimbo S.A. de C.V. (Series A)........................................      109,778
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS
      6,520  Telefonos de Mexico S.A. de C.V. (Series L) (ADR).....................................  $   317,443
                                                                                                     -----------

             TOTAL MEXICO..........................................................................    1,549,772
                                                                                                     -----------

             PERU (0.8%)
             BUILDING MATERIALS
     52,475  Cementos Lima, S.A....................................................................       62,547
                                                                                                     -----------
             OTHER METALS/MINERALS
      6,720  Compania de Minas Buenaventura S.A. (B Shares)........................................       40,476
                                                                                                     -----------

             TOTAL PERU............................................................................      103,023
                                                                                                     -----------

             PHILIPPINES (2.0%)
             RESTAURANTS
    190,000  Jollibee Foods Co. (Warrants due 03/25/03)*...........................................       88,258
                                                                                                     -----------
             TELECOMMUNICATIONS
      3,520  Philippine Long Distance Telephone Co.................................................       90,838
                                                                                                     -----------
             UTILITIES
     26,300  Manila Electric Co. (B Shares)........................................................       84,839
                                                                                                     -----------

             TOTAL PHILIPPINES.....................................................................      263,935
                                                                                                     -----------

             POLAND (5.1%)
             BANKING
      3,400  Bank Przemyslowo-Handlowy S.A.........................................................      201,769
                                                                                                     -----------
             TELECOMMUNICATIONS
     30,600  Telekomunikacja Polska S.A. (GDR)*....................................................      156,825
                                                                                                     -----------
             WHOLESALE DISTRIBUTOR
     30,000  Elektrim Spolka Akcyjna S.A...........................................................      325,250
                                                                                                     -----------

             TOTAL POLAND..........................................................................      683,844
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             PORTUGAL (3.2%)
             BANKING
      6,500  Banco Comercial Portugues S.A.........................................................  $   199,874
      2,915  Banco Espirito Santo e Comercial de Lisboa, S.A.......................................       90,490
      4,510  Banco Pinto & Sotto Mayor, S.A........................................................       85,523
                                                                                                     -----------
                                                                                                         375,887
                                                                                                     -----------
             UTILITIES
      2,000  EDP-Electricidade de Portugal, S.A....................................................       44,042
                                                                                                     -----------
             TOTAL PORTUGAL........................................................................      419,929
                                                                                                     -----------
             SOUTH AFRICA (9.0%)
             ALCOHOLIC BEVERAGES
     17,146  South African Breweries Ltd...........................................................      286,956
                                                                                                     -----------
             BANKING
     12,257  Nedcor Ltd............................................................................      208,674
                                                                                                     -----------
             LIFE INSURANCE
     14,460  Liberty Life Association of Africa Ltd................................................      199,008
                                                                                                     -----------
             MULTI-SECTOR COMPANIES
    115,706  New Clicks Holdings Ltd...............................................................      113,042
                                                                                                     -----------
             OTHER METALS/MINERALS
      7,645  Anglo American Platinum Corporation Ltd...............................................      104,826
                                                                                                     -----------
             PRECIOUS METALS
      3,410  Anglo American Corporation of South Africa Ltd........................................       96,063
      2,316  Anglogold Ltd.........................................................................       90,192
                                                                                                     -----------
                                                                                                         186,255
                                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT
     24,200  Allied Technologies Ltd...............................................................       48,314
     82,147  New Africa Investments Ltd. (N Shares)................................................       50,247
                                                                                                     -----------
                                                                                                          98,561
                                                                                                     -----------

             TOTAL SOUTH AFRICA....................................................................    1,197,322
                                                                                                     -----------

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

             SOUTH KOREA (9.9%)
             ELECTRICAL PRODUCTS
      6,369  Samsung Display Devices Co............................................................  $   314,735
                                                                                                     -----------
             ELECTRIC UTILITIES
     18,100  Korea Electric Power Corp.............................................................      449,483
                                                                                                     -----------
             MAJOR CHEMICALS
     18,900  L.G. Chemical Ltd.....................................................................      206,325
                                                                                                     -----------
             STEEL/IRON ORE
      5,610  Pohang Iron & Steel Co., Ltd..........................................................      346,768
                                                                                                     -----------
             TELECOMMUNICATIONS
        100  Korea Telecom Corp.*..................................................................        3,167
                                                                                                     -----------

             TOTAL SOUTH KOREA.....................................................................    1,320,478
                                                                                                     -----------

             TAIWAN (6.4%)
             COMPUTER/VIDEO CHAINS
      4,000  Synnex Technology International Corp. (GDR)*..........................................       71,000
                                                                                                     -----------
             ELECTRONIC COMPONENTS
     25,200  Siliconware Precision Industries Co. (GDR)*...........................................      264,600
                                                                                                     -----------
             ELECTRONIC DATA PROCESSING
     29,150  Asustek Computer Inc. (GDR)...........................................................      270,366
         64  Asustek Computer Inc. (GDR) - 144A**..................................................          594
                                                                                                     -----------
                                                                                                         270,960
                                                                                                     -----------
             MUTUAL FUNDS
      4,700  The Taiwan Index Fund Ltd.............................................................       43,475
                                                                                                     -----------
             SEMICONDUCTORS
     14,010  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)....................................      198,768
                                                                                                     -----------

             TOTAL TAIWAN..........................................................................      848,803
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1998, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             TURKEY (2.0%)
             BANKING
  2,700,000  Akbank T.A.S..........................................................................  $    54,831
                                                                                                     -----------
             FINANCE
 14,900,000  Dogan Yayin Holdings*.................................................................       75,647
                                                                                                     -----------
             FOOD CHAINS
     91,700  Migros Turk T.A.S.....................................................................       91,656
                                                                                                     -----------
             PROPERTY - CASUALTY INSURANCE
  1,600,000  Aksigorta A.S.........................................................................       48,739
                                                                                                     -----------

             TOTAL TURKEY..........................................................................      270,873
                                                                                                     -----------

             VIETNAM (0.0%)
             MUTUAL FUNDS
      1,800  Lazard Vietnam Fund Ltd...............................................................           --
                                                                                                     -----------

TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(IDENTIFIED COST $13,176,917) (A)..........................................................   92.5 %   12,272,998

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    7.5        999,307
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 13,272,305
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,455,639 and the aggregate gross unrealized depreciation is $2,359,558, resulting in net unrealized depreciation of $903,919.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Alcoholic Beverages...............................................................  $    565,110       4.3  %
Banking...........................................................................     2,317,796      17.5
Beverages - Non-Alcoholic.........................................................       321,134       2.4
Broadcasting......................................................................       143,681       1.1
Building Materials................................................................       437,426       3.3
Clothing/Shoe/Accessory Stores....................................................        91,420       0.7
Computer/Video Chains.............................................................        71,000       0.5
Diversified Electronic Products...................................................        95,826       0.7
Electric Utilities................................................................       675,785       5.1
Electrical Products...............................................................       314,735       2.4
Electronic Components.............................................................       264,600       2.0
Electronic Data Processing........................................................       376,490       2.8
Finance...........................................................................        75,647       0.6
Financial Services................................................................        65,447       0.5
Food Chains.......................................................................       144,556       1.1
Generic Drugs.....................................................................        74,319       0.6
Integrated Oil Companies..........................................................       270,614       2.0
Life Insurance....................................................................       199,008       1.5
Major Chemicals...................................................................       206,325       1.6
Multi-Sector Companies............................................................       192,218       1.4
Mutual Funds......................................................................        43,475       0.3
Oil - Exploration & Production....................................................       240,120       1.8
Oil/Gas Transmission..............................................................        17,212       0.1

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Other Metals/Minerals.............................................................  $    217,156       1.6  %
Other Specialty Stores............................................................       262,229       2.0
Paper.............................................................................       156,085       1.2
Precious Metals...................................................................       186,255       1.4
Property - Casualty Insurance.....................................................        48,739       0.4
Real Estate.......................................................................       168,694       1.3
Restaurants.......................................................................        88,258       0.7
Semiconductors....................................................................       198,768       1.5
Specialty Chemicals...............................................................       112,928       0.8
Specialty Foods/Candy.............................................................       109,778       0.8
Steel/Iron Ore....................................................................       346,768       2.6
Telecommunication Equipment.......................................................        98,561       0.7
Telecommunications................................................................     2,274,536      17.1
Textiles..........................................................................       232,470       1.8
Utilities.........................................................................       242,579       1.8
Wholesale Distributor.............................................................       325,250       2.5
                                                                                    ------------       ---
                                                                                    $ 12,272,998      92.5  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $10,955,300      82.5  %
Preferred Stocks...................................................................    1,229,440       9.3
Rights & Warrants..................................................................       88,258       0.7
                                                                                     -----------       ---
                                                                                     $12,272,998      92.5  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
                                           NORTH
                                         AMERICAN
                            MONEY       GOVERNMENT    DIVERSIFIED      BALANCED
                            MARKET      SECURITIES       INCOME         GROWTH       UTILITIES
------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *....................  $121,100,638   $8,381,516    $91,827,168    $110,465,944   $ 85,353,383
Cash...................         2,084       --            664,576**       --             --
Receivable for:
    Investments sold...       --            --            --              --             --
    Shares of
      beneficial
      interest sold....       238,137       --            159,696          73,955        258,330
    Dividends..........       --            --            --              102,090        110,757
    Interest...........       155,162       26,726      1,494,321         331,272         42,039
    Foreign withholding
      taxes
      reclaimed........       --            --            --              --              10,391
Unrealized appreciation
  on open forward
  foreign currency
  contracts............       --            --             63,686         --             --
Prepaid expenses and
  other assets.........         5,736          102          8,226           1,246          1,113
Deferred organizational
  expenses.............         1,374        1,374          1,374           1,374          1,374
Receivable from
  affiliate............       --            --            --              --             --
                         ------------   -----------   ------------   ------------   ------------
     TOTAL ASSETS......   121,503,131    8,409,718     94,219,047     110,975,881     85,777,387
                         ------------   -----------   ------------   ------------   ------------
LIABILITIES:
Payable for:
    Investments
      purchased........       --            --            --            3,012,552        --
    Shares of
      beneficial
      interest
      repurchased......     1,241,348          334         14,905          20,567         28,511
    Compensated forward
      foreign currency
      contracts........       --            --             94,349         --             --
    Investment
      management
      fees.............        51,840        4,454         31,604          53,333         44,326
Payable to bank........       --            --            --              --             --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............       --            --             60,272         --             --
Accrued expenses and
  other payables.......        25,115       15,708         26,780          37,312         21,365
                         ------------   -----------   ------------   ------------   ------------
     TOTAL
     LIABILITIES.......     1,318,303       20,496        227,910       3,123,764         94,202
                         ------------   -----------   ------------   ------------   ------------
NET ASSETS:
Paid-in-capital........   120,184,715    8,352,447     96,280,837      89,562,413     62,417,478
Accumulated
  undistributed net
  investment income
  (net investment
  loss)................           113       30,818        740,817         250,069        117,223
Accumulated
  undistributed net
  realized gain
  (accumulated net
  realized loss).......       --            (9,105)      (173,260)     12,608,684        648,546
Net unrealized
  appreciation
  (depreciation).......       --            15,062     (2,857,257)      5,430,951     22,499,938
                         ------------   -----------   ------------   ------------   ------------
     NET ASSETS........  $120,184,828   $8,389,222    $93,991,137    $107,852,117   $ 85,683,185
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     *IDENTIFIED
     COST..............  $121,100,638   $8,366,454    $94,686,455    $105,034,993   $ 62,853,445
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   120,184,715      826,319      9,461,101       6,584,329      4,579,609
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................         $1.00       $10.15          $9.93          $16.38         $18.71
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------

------------------

**   Including foreign currency of $22,516.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

                          DIVIDEND    VALUE-ADDED                  AMERICAN      MID-CAP       GLOBAL     DEVELOPING    EMERGING
                           GROWTH        MARKET       GROWTH        VALUE        GROWTH        EQUITY       GROWTH       MARKETS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *.................... $726,587,185  $172,430,333  $54,002,189  $387,150,059  $27,359,100  $125,384,593  $81,465,478  $12,272,998
Cash...................      --            --           --             72,428       76,985       --           --         1,007,265
Receivable for:
    Investments sold...      --          7,971,204      703,199     2,253,749    1,575,777       --           303,600        9,874
    Shares of
      beneficial
      interest sold....      513,433        29,607       10,368       680,905       16,694       108,041      142,767        1,863
    Dividends..........    1,239,350       221,571       43,469       102,133        2,680        83,491       10,394       20,833
    Interest...........          432           311          179       --           --                 17       14,625      --
    Foreign withholding
      taxes
      reclaimed........      --            --           --             28,697      --             99,548      --           --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --           --
Prepaid expenses and
  other assets.........       21,356         4,447        1,134        12,835        1,933         1,421        3,464          926
Deferred organizational
  expenses.............        1,374         1,374        1,374         1,374      --              1,374        1,374        1,374
Receivable from
  affiliate............      --            --           --            --            17,569       --           --           --
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL ASSETS......  728,363,130   180,658,847   54,761,912   390,302,180   29,050,738   125,678,485   81,941,702   13,315,133
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
LIABILITIES:
Payable for:
    Investments
      purchased........    4,324,890     5,194,921    1,144,341    18,274,475      833,046       --           237,187      --
    Shares of
      beneficial
      interest
      repurchased......      342,855        56,929        8,379       166,992        1,046        18,796       16,423        1,770
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
    Investment
      management
      fees.............      352,745        72,013       34,439       183,105      --            102,334       31,989       13,800
Payable to bank........      --            465,333      --            --           --            --           --           --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --           --
Accrued expenses and
  other payables.......       57,562        45,829       70,975        44,699       19,009        35,143       30,944       27,258
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL
     LIABILITIES.......    5,078,052     5,835,025    1,258,134    18,669,271      853,101       156,273      316,543       42,828
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSETS:
Paid-in-capital........  553,275,042   130,891,723   41,618,075   267,074,857   25,955,091   103,938,295   62,301,476   19,455,506
Accumulated
  undistributed net
  investment income
  (net investment
  loss)................      853,057       183,347        3,871         7,077        7,295        28,138        7,110       (2,344)
Accumulated
  undistributed net
  realized gain
  (accumulated net
  realized loss).......   64,905,978     6,481,031    3,259,997    39,297,660   (2,757,580)   (4,474,238)  (1,291,581)  (5,276,475)
Net unrealized
  appreciation
  (depreciation).......  104,251,001    37,267,721    8,621,835    65,253,315    4,992,831    26,030,017   20,608,154     (904,382)
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     NET ASSETS........ $723,285,078  $174,823,822  $53,503,778  $371,632,909  $28,197,637  $125,522,212  $81,625,159  $13,272,305
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     *IDENTIFIED
     COST.............. $622,336,184  $135,162,612  $45,380,354  $321,897,294  $22,366,269  $ 99,360,893  $60,857,324  $13,176,917
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   32,805,517     9,111,849    2,934,577    15,944,705    2,376,967     8,546,128    3,921,506    1,678,582
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................       $22.05        $19.19       $18.23        $23.31       $11.86        $14.69       $20.81        $7.91
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                                           NORTH
                                          AMERICAN
                            MONEY        GOVERNMENT     DIVERSIFIED     BALANCED
                           MARKET        SECURITIES        INCOME        GROWTH       UTILITIES
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $ 5,484,859      $357,842      $  6,584,351   $ 2,011,419   $    356,972
Dividends..............      --            --                --          1,190,885      1,496,942*
                         -----------   --------------   ------------   -----------   ------------
     TOTAL INCOME......    5,484,859       357,842         6,584,351     3,202,304      1,853,914
                         -----------   --------------   ------------   -----------   ------------
EXPENSES
Investment management
  fee..................      492,661        41,048           313,337       554,456        412,581
Professional fees......       18,407        16,145            17,142        42,135         18,075
Custodian fees.........       11,323        10,703            28,299        19,491         13,819
Shareholder reports and
  notices..............       11,491         1,088             8,872        14,857          4,379
Trustees' fees and
  expenses.............          558       --                    570           729            470
Transfer agent fees and
  expenses.............          500           500               500           500            500
Organizational
  expenses.............        1,606         1,606             1,606         1,606          1,606
Other..................        2,254         1,353            11,384         4,511          1,829
                         -----------   --------------   ------------   -----------   ------------
     TOTAL EXPENSES....      538,800        72,443           381,710       638,285        453,259
Less: amounts
  reimbursed/waived....      --            --                --            --             --
                         -----------   --------------   ------------   -----------   ------------
     NET EXPENSES......      538,800        72,443           381,710       638,285        453,259
                         -----------   --------------   ------------   -----------   ------------
     NET INVESTMENT
     INCOME............    4,946,059       285,399         6,202,641     2,564,019      1,400,655
                         -----------   --------------   ------------   -----------   ------------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........           96         1,246           409,753    12,637,891        648,615
    Foreign exchange
      transactions.....      --            --               (301,301)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...           96         1,246           108,452    12,637,891        648,615
                         -----------   --------------   ------------   -----------   ------------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........      --            (24,395)       (3,183,638)   (3,521,872)    11,747,508
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --                (56,748)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)....      --            (24,395)       (3,240,386)   (3,521,872)    11,747,508
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...           96       (23,149)       (3,131,934)    9,116,019     12,396,123
                         -----------   --------------   ------------   -----------   ------------
NET INCREASE
(DECREASE).............  $ 4,946,155      $262,250      $  3,070,707   $11,680,038   $ 13,796,778
                         -----------   --------------   ------------   -----------   ------------
                         -----------   --------------   ------------   -----------   ------------

------------------

 *   Net of foreign withholding tax of $19,218, $7,285, $35,622, $587, $168,834,
     $1,749 and $23,975, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
                          DIVIDEND     VALUE-ADDED                 AMERICAN      MID-CAP       GLOBAL     DEVELOPING   EMERGING
                           GROWTH        MARKET        GROWTH        VALUE        GROWTH       EQUITY       GROWTH      MARKETS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $   333,766   $   296,420   $   95,138   $ 1,897,644   $   96,865   $  575,082   $  455,511   $  94,953
Dividends..............   15,363,732     2,494,684*     401,083     1,798,430*      42,091*   1,870,076*     169,357*    334,753*
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL INCOME......   15,697,498     2,791,104      496,221     3,696,074      138,956    2,445,158      624,868     429,706
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
EXPENSES
Investment management
  fee..................    3,794,294       797,292      376,026     1,802,876      180,804    1,158,905      401,774     218,826
Professional fees......       19,132        17,987       29,578        20,108       15,305       18,482       18,447      20,071
Custodian fees.........       50,736        23,331       26,636        51,637       33,384       63,746       36,659      47,694
Shareholder reports and
  notices..............       71,821        16,565       10,602        22,678        5,172       15,115       11,229       5,310
Trustees' fees and
  expenses.............        5,829         1,294       45,548         2,281       --            1,015          688      --
Transfer agent fees and
  expenses.............          500           500          500           500          500          500          500         500
Organizational
  expenses.............        1,606         1,606        1,606         1,606       --            1,606        1,606       1,606
Other..................        6,013        16,291        1,854         6,714        1,107       21,055        2,195       9,557
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL EXPENSES....    3,949,931       874,866      492,350     1,908,400      236,272    1,280,424      473,098     303,564
Less: amounts
  reimbursed/waived....      --            --            --           --          (236,272)      --           --          --
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET EXPENSES......    3,949,931       874,866      492,350     1,908,400       --        1,280,424      473,098     303,564
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET INVESTMENT
     INCOME............   11,747,567     1,916,238        3,871     1,787,674      138,956    1,164,734      151,770     126,142
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........   65,404,292     6,592,408    3,308,989    40,392,336   (2,490,436)  (3,068,168)  (1,185,922)  (4,282,112)
    Foreign exchange
      transactions.....      --            --            --                44       --           (2,436)      --         (65,660)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   65,404,292     6,592,408    3,308,989    40,392,380   (2,490,436)  (3,070,604)  (1,185,922)  (4,347,772)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........   31,880,861     9,340,718    2,556,804    37,572,280    3,446,115   16,922,614    7,288,857   (2,129,565)
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --            --               550       --            8,488       --          12,912
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET APPRECIATION
     (DEPRECIATION)....   31,880,861     9,340,718    2,556,804    37,572,830    3,446,115   16,931,102    7,288,857   (2,116,653)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   97,285,153    15,933,126    5,865,793    77,965,210      955,679   13,860,498    6,102,935   (6,464,425)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET INCREASE
(DECREASE).............  $109,032,720  $17,849,364   $5,869,664   $79,752,884   $1,094,635   $15,025,232  $6,254,705   $(6,338,283)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                                                             NORTH AMERICAN
                                 MONEY MARKET             GOVERNMENT SECURITIES
                         ----------------------------   -------------------------
                             1998            1997          1998          1997
-----------------------------------------------------   -------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income...............  $   4,946,059   $  4,711,014   $   285,399   $   219,391
Net realized gain
  (loss)...............             96        --              1,246        (1,271)
Net change in
  unrealized
  appreciation/depreciation..      --         --            (24,395)       44,134
                         -------------   ------------   -----------   -----------
     NET INCREASE......      4,946,155      4,711,014       262,250       262,254
                         -------------   ------------   -----------   -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............     (4,946,009)    (4,710,989)     (270,457)     (222,788)
Net realized gain......            (96)       --            --            --
                         -------------   ------------   -----------   -----------
     TOTAL.............     (4,946,105)    (4,710,989)     (270,457)     (222,788)
                         -------------   ------------   -----------   -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    160,543,866    120,256,057     5,217,638     1,648,694
Reinvestment of
  dividends and
  distributions........      4,946,105      4,710,989       270,457       222,788
Cost of shares
  repurchased..........   (129,350,587)  (127,923,366)   (2,182,113)     (991,209)
                         -------------   ------------   -----------   -----------
     NET INCREASE
     (DECREASE)........     36,139,384     (2,956,320)    3,305,982       880,273
                         -------------   ------------   -----------   -----------
     TOTAL INCREASE
     (DECREASE)........     36,139,434     (2,956,295)    3,297,775       919,739
NET ASSETS:
Beginning of period....     84,045,394     87,001,689     5,091,447     4,171,708
                         -------------   ------------   -----------   -----------
     END OF PERIOD.....  $ 120,184,828   $ 84,045,394   $ 8,389,222   $ 5,091,447
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
UNDISTRIBUTED NET
INVESTMENT INCOME......  $         113   $         63   $    30,818   $    15,876
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
SHARES ISSUED AND
REPURCHASED:
Sold...................    160,543,866    120,256,057       513,927       162,979
Issued in reinvestment
  of dividends and
  distributions........      4,946,105      4,710,989        26,678        22,097
Repurchased............   (129,350,587)  (127,923,366)     (214,966)      (98,049)
                         -------------   ------------   -----------   -----------
NET INCREASE
(DECREASE).............     36,139,384     (2,956,320)      325,639        87,027
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                             DIVERSIFIED INCOME          BALANCED GROWTH              UTILITIES
                          -------------------------  ------------------------  ------------------------
                              1998         1997         1998         1997         1998         1997
-----------------------------------------------------------------------------  ------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income.... $  6,202,641  $ 3,763,814  $ 2,564,019  $ 1,183,842  $ 1,400,655  $ 1,137,314
Net realized gain
  (loss).................      108,452     (326,813)  12,637,891    1,883,756      648,615      872,891
Net change in unrealized
appreciation/depreciation..   (3,240,386)     431,079  (3,521,872)   5,626,407  11,747,508    8,023,362
                          ------------  -----------  -----------  -----------  -----------  -----------
     NET INCREASE........    3,070,707    3,868,080   11,680,038    8,694,005   13,796,778   10,033,567
                          ------------  -----------  -----------  -----------  -----------  -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....   (5,803,603)  (3,642,497)  (2,431,401)  (1,157,698)  (1,364,710)  (1,156,425)
Net realized gain........      (99,333)     (92,958)  (1,884,145)    (164,839)    (698,541)    (140,005)
                          ------------  -----------  -----------  -----------  -----------  -----------
     TOTAL...............   (5,902,936)  (3,735,455)  (4,315,546)  (1,322,537)  (2,063,251)  (1,296,430)
                          ------------  -----------  -----------  -----------  -----------  -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................   43,957,759   37,352,457   38,742,816   32,245,427   34,192,413   12,711,349
Reinvestment of dividends
  and distributions......    5,902,936    3,735,455    4,315,546    1,322,537    2,063,251    1,296,430
Cost of shares
  repurchased............  (15,324,330) (11,052,734) (13,894,173)  (8,509,024) (13,071,951)  (7,665,054)
                          ------------  -----------  -----------  -----------  -----------  -----------
     NET INCREASE
     (DECREASE)..........   34,536,365   30,035,178   29,164,189   25,058,940   23,183,713    6,342,725
                          ------------  -----------  -----------  -----------  -----------  -----------
     TOTAL INCREASE
     (DECREASE)..........   31,704,136   30,167,803   36,528,681   32,430,408   34,917,240   15,079,862
NET ASSETS:
Beginning of period......   62,287,001   32,119,198   71,323,436   38,893,028   50,765,945   35,686,083
                          ------------  -----------  -----------  -----------  -----------  -----------
     END OF PERIOD....... $ 93,991,137  $62,287,001  $107,852,117 $71,323,436  $85,683,185  $50,765,945
                          ------------  -----------  -----------  -----------  -----------  -----------
                          ------------  -----------  -----------  -----------  -----------  -----------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $    740,817  $   433,907  $   250,069  $   117,451  $   117,223  $    81,278
                          ------------  -----------  -----------  -----------  -----------  -----------
                          ------------  -----------  -----------  -----------  -----------  -----------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    4,342,229    3,651,731    2,464,618    2,274,595    2,031,983      904,097
Issued in reinvestment of
  dividends and
  distributions..........      583,849      366,945      273,422       93,933      122,896       95,848
Repurchased..............   (1,515,732)  (1,079,349)    (898,886)    (598,705)    (781,200)    (551,585)
                          ------------  -----------  -----------  -----------  -----------  -----------
NET INCREASE
(DECREASE)...............    3,410,346    2,939,327    1,839,154    1,769,823    1,373,679      448,360
                          ------------  -----------  -----------  -----------  -----------  -----------
                          ------------  -----------  -----------  -----------  -----------  -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31,

                             DIVIDEND GROWTH               VALUE-ADDED MARKET
                        --------------------------   -------------------------------
                            1998          1997           1998             1997
--------------------------------------------------   -------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income............... $ 11,747,567  $  8,348,134   $   1,916,238      $  1,612,380
Net realized gain
  (loss)...............   65,404,292    25,772,008       6,592,408         2,211,559
Net change in
  unrealized
  appreciation/depreciation...   31,880,861   50,279,373     9,340,718      20,050,469
                        ------------  ------------   -------------   ---------------
     NET INCREASE......  109,032,720    84,399,515      17,849,364        23,874,408
                        ------------  ------------   -------------   ---------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............  (11,679,096)   (8,067,138)     (1,902,826)       (1,545,598)
Net realized gain......  (26,160,355)  (13,688,414)     (2,322,935)         (214,735)
                        ------------  ------------   -------------   ---------------
     TOTAL.............  (37,839,451)  (21,755,552)     (4,225,761)       (1,760,333)
                        ------------  ------------   -------------   ---------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................  192,533,628   216,990,147      42,071,121        56,658,607
Reinvestment of
  dividends and
  distributions........   37,839,451    21,755,552       4,225,761         1,760,333
Cost of shares
  repurchased..........  (96,700,375)  (41,071,424)    (26,412,836)      (12,733,322)
                        ------------  ------------   -------------   ---------------
     NET INCREASE......  133,672,704   197,674,275      19,884,046        45,685,618
                        ------------  ------------   -------------   ---------------
     TOTAL INCREASE....  204,865,973   260,318,238      33,507,649        67,799,693
NET ASSETS:
Beginning of period....  518,419,105   258,100,867     141,316,173        73,516,480
                        ------------  ------------   -------------   ---------------
     END OF PERIOD..... $723,285,078  $518,419,105   $ 174,823,822      $141,316,173
                        ------------  ------------   -------------   ---------------
                        ------------  ------------   -------------   ---------------
UNDISTRIBUTED NET
INVESTMENT INCOME...... $    853,057  $    784,586   $     183,347      $    169,935
                        ------------  ------------   -------------   ---------------
                        ------------  ------------   -------------   ---------------
SHARES ISSUED AND
REPURCHASED:
Sold...................    9,213,959    11,751,312       2,296,136         3,510,750
Issued in reinvestment
  of dividends and
  distributions........    1,805,072     1,203,410         228,033           110,135
Repurchased............   (4,697,895)   (2,163,103)     (1,458,807)         (765,113)
                        ------------  ------------   -------------   ---------------
NET INCREASE...........    6,321,136    10,791,619       1,065,362         2,855,772
                        ------------  ------------   -------------   ---------------
                        ------------  ------------   -------------   ---------------

------------------

 * For the period January 21, 1997 (commencement of operations) through December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                                                                                                                  GLOBAL
                                      GROWTH                   AMERICAN VALUE             MID-CAP GROWTH          EQUITY
                           ----------------------------  --------------------------  -------------------------  -----------
                               1998            1997          1998          1997         1998         1997*         1998
--------------------------------------------------------------------------------------------------------------  -----------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income....  $       3,871   $     39,493  $  1,787,674  $    722,602  $   138,956  $    156,690  $ 1,164,734
Net realized gain
  (loss).................      3,308,989      1,290,619    40,392,380    28,077,637   (2,490,436)      (41,862)  (3,070,604)
Net change in unrealized
appreciation/depreciation...     2,556,804    4,281,360    37,572,830    18,351,924    3,446,115     1,546,716   16,931,102
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
     NET INCREASE........      5,869,664      5,611,472    79,752,884    47,152,163    1,094,635     1,661,544   15,025,232
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....       --              (51,873)   (1,947,082)     (581,955)    (152,597)     (136,942)  (1,517,727)
Net realized gain........     (1,299,815)      (131,373)  (24,723,150)   (3,287,899)    (224,094)      --          (422,276)
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
     TOTAL...............     (1,299,815)      (183,246)  (26,670,232)   (3,869,854)    (376,691)     (136,942)  (1,940,003)
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     17,430,665     28,816,261   112,225,756    83,771,943   14,883,943    20,630,739   38,348,277
Reinvestment of dividends
  and distributions......      1,299,815        183,246    26,670,232     3,869,854      376,691       136,942    1,940,003
Cost of shares
  repurchased............    (10,107,664)   (12,331,431)  (50,359,365)  (21,814,303)  (7,016,976)   (3,056,248) (30,080,763)
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
     NET INCREASE........      8,622,816     16,668,076    88,536,623    65,827,494    8,243,658    17,711,433   10,207,517
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
     TOTAL INCREASE......     13,192,665     22,096,302   141,619,275   109,109,803    8,961,602    19,236,035   23,292,746
NET ASSETS:
Beginning of period......     40,311,113     18,214,811   230,013,634   120,903,831   19,236,035       --       102,229,466
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
     END OF PERIOD.......  $  53,503,778   $ 40,311,113  $371,632,909  $230,013,634  $28,197,637  $ 19,236,035  $125,522,212
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
UNDISTRIBUTED NET
INVESTMENT INCOME........  $       3,871        --       $      7,077  $    166,525  $     7,295  $     19,748  $    28,138
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
SHARES ISSUED AND
REPURCHASED:
Sold.....................      1,021,903      1,878,945     5,366,406     4,775,976    1,315,016     1,956,099    2,738,834
Issued in reinvestment of
  dividends and
  distributions..........         75,659         12,436     1,333,903       238,084       33,289        12,916      135,036
Repurchased..............       (597,280)      (801,820)   (2,436,239)   (1,234,165)    (658,565)     (281,788)  (2,210,444)
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
NET INCREASE.............        500,282      1,089,561     4,264,070     3,779,895      689,740     1,687,227      663,426
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------
                           -------------   ------------  ------------  ------------  -----------  ------------  -----------


                               1997
-------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income....  $    778,723
Net realized gain
  (loss).................       206,968
Net change in unrealized
appreciation/depreciation     4,447,711
                           ------------
     NET INCREASE........     5,433,402
                           ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....      (731,065)
Net realized gain........      (128,304)
                           ------------
     TOTAL...............      (859,369)
                           ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................    51,953,057
Reinvestment of dividends
  and distributions......       859,369
Cost of shares
  repurchased............   (14,403,393)
                           ------------
     NET INCREASE........    38,409,033
                           ------------
     TOTAL INCREASE......    42,983,066
NET ASSETS:
Beginning of period......    59,246,400
                           ------------
     END OF PERIOD.......  $102,229,466
                           ------------
                           ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........  $    310,005
                           ------------
                           ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................     4,006,028
Issued in reinvestment of
  dividends and
  distributions..........        66,503
Repurchased..............    (1,101,520)
                           ------------
NET INCREASE.............     2,971,011
                           ------------
                           ------------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31,

                         DEVELOPING
                           GROWTH
                        ------------
                            1998
------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income............... $    151,770
Net realized gain
  (loss)...............   (1,185,922)
Net change in
  unrealized
  appreciation/depreciation...    7,288,857
                        ------------
     NET INCREASE
     (DECREASE)........    6,254,705
                        ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............     (180,742)
Net realized gain......     (120,681)
Paid-in-capital........      --
                        ------------
     TOTAL.............     (301,423)
                        ------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................   16,665,137
Reinvestment of
  dividends and
  distributions........      301,423
Cost of shares
  repurchased..........  (23,985,095)
                        ------------
     NET INCREASE
     (DECREASE)........   (7,018,535)
                        ------------
     TOTAL INCREASE
     (DECREASE)........   (1,065,253)
NET ASSETS:
Beginning of period....   82,690,412
                        ------------
     END OF PERIOD..... $ 81,625,159
                        ------------
                        ------------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)................. $      7,110
                        ------------
                        ------------
SHARES ISSUED AND
REPURCHASED:
Sold...................      861,579
Issued in reinvestment
  of dividends and
  distributions........       16,369
Repurchased............   (1,272,373)
                        ------------
NET INCREASE
(DECREASE).............     (394,425)
                        ------------
                        ------------


                                         EMERGING MARKETS
                                     ------------------------
                           1997         1998         1997
-----------------------              ------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment
  income............... $   181,401  $   126,142  $   120,967
Net realized gain
  (loss)...............   2,009,657   (4,347,772)    (594,755)
Net change in
  unrealized
  appreciation/deprecia   6,889,489   (2,116,653)    (156,630)
                        -----------  -----------  -----------
     NET INCREASE
     (DECREASE)........   9,080,547   (6,338,283)    (630,418)
                        -----------  -----------  -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............    (145,319)    (146,105)    (113,623)
Net realized gain......     --           (48,814)     --
Paid-in-capital........     --           (70,872)     --
                        -----------  -----------  -----------
     TOTAL.............    (145,319)    (265,791)    (113,623)
                        -----------  -----------  -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................  32,654,294    3,482,891   13,701,773
Reinvestment of
  dividends and
  distributions........     145,319      265,791      113,623
Cost of shares
  repurchased.......... (20,164,427)  (7,686,938)  (6,496,911)
                        -----------  -----------  -----------
     NET INCREASE
     (DECREASE)........  12,635,186   (3,938,256)   7,318,485
                        -----------  -----------  -----------
     TOTAL INCREASE
     (DECREASE)........  21,570,414  (10,542,330)   6,574,444
NET ASSETS:
Beginning of period....  61,119,998   23,814,635   17,240,191
                        -----------  -----------  -----------
     END OF PERIOD..... $82,690,412  $13,272,305  $23,814,635
                        -----------  -----------  -----------
                        -----------  -----------  -----------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)................. $    36,082  $    (2,344) $    85,508
                        -----------  -----------  -----------
                        -----------  -----------  -----------
SHARES ISSUED AND
REPURCHASED:
Sold...................   1,800,018      368,627    1,094,065
Issued in reinvestment
  of dividends and
  distributions........       9,034       27,733        8,961
Repurchased............  (1,113,498)    (823,654)    (536,332)
                        -----------  -----------  -----------
NET INCREASE
(DECREASE).............     695,554     (427,294)     566,694
                        -----------  -----------  -----------
                        -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund"), formerly Dean Witter Select Dimensions Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994 as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Growth which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:


    PORTFOLIO                             INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining
   Government      relatively low volatility of principal by primarily investing in
   Securities      investment grade fixed income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current
     Income        income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve capital growth with reasonable current income by
     Growth        investing in common stock of companies which have a record of
    (formerly      paying dividends and have the potential for increasing dividends,
   Balanced)*      securities convertible into common stock and in investment grade fixed income securities. Prior to March 2, 1998, the investment objective was to achieve high total return through a combination of income and capital appreciation by investing in a diversified portfolio of common stocks and investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
    Dividend       Seeks to provide reasonable current income and long-term growth of
     Growth        income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets
     Market        through a combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

      PORTFOLIO                                       INVESTMENT OBJECTIVE
       Growth          Seeks long-term growth of capital by investing primarily in common stocks and
   (formerly Core      securities convertible into common stocks issued by domestic and foreign
       Equity)         companies.
   American Value      Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be undervalued in the marketplace.
       Mid-Cap         Seeks long-term capital appreciation by investing primarily in equity securities
       Growth          of mid-cap companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).
    Global Equity      Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
     Developing        Seeks long-term capital growth by investing primarily in common stocks of smaller
       Growth          and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
      Emerging         Seeks long-term capital appreciation by investing primarily in equity securities
       Markets         of companies in emerging market countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

* On February 26, 1998, shareholders approved a change in the investment objective.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of North American Government Securities and Emerging Markets) by TCW Funds Management Inc. ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio, excluding Mid-Cap Growth) which have been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

($1,833 for each respective Portfolio, excluding Mid-Cap Growth). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                             ANNUAL
PORTFOLIO                                  RATE    PORTFOLIO                                  RATE
----------------------------------------  ------   ----------------------------------------  ------
Money Market............................  0.50 %   Growth .................................  0.80*%
North American Government Securities....  0.65     American Value .........................  0.625
Diversified Income......................  0.40     Mid-Cap Growth .........................  0.75
Balanced Growth.........................  0.60*    Global Equity ..........................  1.00
Utilities...............................  0.65     Developing Growth ......................  0.50
Dividend Growth.........................  **       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

----------------

 * Effective March 2, 1998, the Agreement was amended to reduce the annual rate from 0.75% of daily net assets to 0.60% of daily net assets for Balanced Growth, and from 0.85% of daily net assets to 0.80% of daily net assets for Growth.
** Effective May 1, 1998, the Agreement was amended to reduce the annual rate from 0.625% of the daily net assets to 0.625% to the portion of the daily net assets not exceeding $500 million and 0.50% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation. Prior to March 2, 1998 TCW acted as sub-advisor to both Growth and Balanced Growth. As compensation for its services under the Sub-Advisory Agreements, the Investment Manager paid TCW 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Mid-Cap Growth until such time as the Portfolio has $50 million of net assets or April 30, 1999, whichever comes first. At December 31, 1998, included in the Statements of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Portfolio.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 1998 were as follows:

                                               U.S.GOVERNMENT SECURITIES                    OTHER
                                            -------------------------------    --------------------------------
                                             PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                            -----------    ----------------    ------------    ----------------
Money Market............................    $45,946,262    $    17,245,691     $635,319,250    $   631,626,126
North American Government Securities....      2,074,196          2,444,328          --               --
Diversified Income......................     37,570,032         28,527,638       76,562,274         54,786,647
Balanced Growth.........................     24,098,714          8,720,034       83,119,366         70,967,243
Utilities...............................        --               --              34,209,085         11,721,729
Dividend Growth.........................        --               --             353,914,246        240,342,099
Value-Added Market......................        --                  39,356       40,264,892         21,785,906
Growth..................................        --               --             105,026,135         97,743,598
American Value..........................    101,801,772        121,461,966      849,346,644        765,458,947
Mid-Cap Growth..........................        --               --              81,539,991         71,945,319
Global Equity...........................        750,103            774,612       93,916,522         83,752,467
Developing Growth.......................      4,441,633          2,558,068      137,043,763        137,285,921
Emerging Markets........................        --               --              18,007,796         19,525,507

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $96,695, as well as a realized gain of $66,835.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

  BALANCED                   DIVIDEND      AMERICAN      MID-CAP      GLOBAL       DEVELOPING
   GROWTH      UTILITIES      GROWTH         VALUE       GROWTH       EQUITY         GROWTH
------------  -----------  -------------  -----------  -----------  -----------  --------------
 $   31,211   $    15,178  $     112,033   $  92,265   $    12,282  $    13,946   $     25,879
------------  -----------  -------------  -----------  -----------  -----------        -------
------------  -----------  -------------  -----------  -----------  -----------        -------

Included at December 31, 1998 in the payable for investments purchased and receivable for investments sold were $44,204 and $901,317, respectively, for Mid-Cap Growth and $7,360,083 and $468,144, respectively, for American Value for unsettled trades with DWR. Included at December 31, 1998 in the payable for investments purchased was $4,324,890 for Dividend Growth, for unsettled trades with DWR.

For the year ended December 31, 1998, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for executed portfolio transactions:

  BALANCED                  DIVIDEND                     AMERICAN       MID-CAP     GLOBAL      DEVELOPING      EMERGING
   GROWTH      UTILITIES     GROWTH        GROWTH          VALUE        GROWTH      EQUITY        GROWTH        MARKETS
------------  -----------  -----------  -------------  -------------  -----------  ---------  --------------  ------------
 $    7,785    $     250   $    80,317    $      45    $     185,891   $   9,208   $   9,579   $     10,445    $    2,855
     ------        -----   -----------          ---    -------------  -----------  ---------        -------        ------
     ------        -----   -----------          ---    -------------  -----------  ---------        -------        ------

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1998, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                        (AMOUNTS IN THOUSANDS)
                AVAILABLE THROUGH                   ------------------------------
                   DECEMBER 31,                      2004    2005    2006   TOTAL
--------------------------------------------------  ------  ------  ------  ------
North American Government Securities                $    5  $    2    --    $    7
Diversified Income                                    --      --       164     164
Mid-Cap Growth                                        --      --    $2,388   2,388
Global Equity                                         --      --     3,935   3,935
Developing Growth                                     --      --     1,207   1,207
Emerging Markets                                      --      --     4,785   4,785

During the year ended December 31, 1998, the North American Government Securities Portfolio utilized approximately $3,000 of its net capital loss carryover.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1998: Capital: North American Government Securities -- $2,000; Utilities -- $130,000; Growth -- $956,000; Global Equity -- $426,000; Emerging Markets -- $290,000; Currency: Diversified Income $280,000; American Value $8,000.

At December 31, 1998, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                          -----------------------------  ----------------------
                                          POST-OCTOBER  LOSS DEFERRALS      FOREIGN CURRENCY
                                             LOSSES     FROM WASH SALES       GAINS/LOSSES
                                          ------------  ---------------  ----------------------
North American Government Securities....         -
Diversified Income......................         -               -                    -
Balanced Growth.........................                         -
Utilities...............................         -
Dividend Growth.........................                         -
Value-Added.............................                         -
Growth..................................         -               -
American Value..........................         -               -
Mid-Cap Growth..........................                         -
Global Equity...........................         -               -                    -
Developing Growth.......................                         -
Emerging Markets........................         -               -                    -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts. Mid-Cap Growth and Global Equity had permanent differences attributable to tax adjustments on passive foreign investment companies sold by the Portfolios and American Value had permanent differences attributable to tax equalization debits.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                          ACCUMULATED   ACCUMULATED
                                          UNDISTRIBUTED UNDISTRIBUTED
                                              NET       NET REALIZED    PAID-IN
                                           INVESTMENT   GAIN (LOSS)     CAPITAL
                                          ------------  ------------  ------------
Diversified Income......................  $   (92,128 ) $    92,128        --
American Value..........................          (40 )  (4,133,929 ) $  4,133,969
Mid-Cap Growth..........................        1,188        (1,188 )      --
Global Equity...........................       71,126       (69,366 )       (1,760)
Emerging Markets........................      (67,889 )      67,889        --

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998, CONTINUED

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 1998, American Value and Diversified Income had outstanding forward contracts.

At December 31, 1998, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)                       $    1.00    $ 0.01        --            $ 0.01        $(0.01)        --             $(0.01)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
NORTH AMERICAN GOVERNMENT SECURITIES
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.53        $ 0.11          0.64         (0.50)        --              (0.50)
1996                               10.18      0.52         (0.09)         0.43         (0.52)        --              (0.52)
1997                               10.09      0.48          0.09          0.57         (0.49)        --              (0.49)
1998                               10.17      0.46         (0.03)         0.43         (0.45)        --              (0.45)
DIVERSIFIED INCOME
1994 (a)                           10.00      0.08        --              0.08         (0.03)        --              (0.03)
1995                               10.05      0.57          0.11          0.68         (0.51)        --              (0.51)
1996                               10.22      0.80          0.13          0.93         (0.82)        $(0.01)         (0.83)
1997                               10.32      0.80          0.02          0.82         (0.83)         (0.02)         (0.85)
1998                               10.29      0.79         (0.37)         0.42         (0.77)         (0.01)         (0.78)
BALANCED GROWTH
1994 (a)                           10.00      0.08         (0.02)         0.06         (0.02)        --              (0.02)
1995                               10.04      0.40          1.85          2.25         (0.40)        --              (0.40)
1996                               11.89      0.33          1.25          1.58         (0.33)         (0.07)         (0.40)
1997                               13.07      0.29          2.01          2.30         (0.30)         (0.04)         (0.34)
1998                               15.03      0.44          1.68          2.12         (0.43)         (0.34)         (0.77)
UTILITIES
1994 (a)                           10.00      0.07        --              0.07         (0.03)        --              (0.03)
1995                               10.04      0.45          2.30          2.75         (0.44)        --              (0.44)
1996                               12.35      0.43          0.60          1.03         (0.43)         (0.01)         (0.44)
1997                               12.94      0.39          2.96          3.35         (0.40)         (0.05)         (0.45)
1998                               15.84      0.37          3.06          3.43         (0.37)         (0.19)         (0.56)
DIVIDEND GROWTH
1994 (a)                           10.00      0.08         (0.09)        (0.01)        (0.02)        --              (0.02)
1995                                9.97      0.36          3.57          3.93         (0.36)        --              (0.36)
1996                               13.54      0.34          2.94          3.28         (0.35)         (0.02)         (0.37)
1997                               16.45      0.38          3.80          4.18         (0.38)         (0.68)         (1.06)
1998                               19.57      0.39          3.38          3.77         (0.39)         (0.90)         (1.29)
VALUE-ADDED MARKET
1994 (a)                           10.00      0.06         (0.14)        (0.08)        (0.02)        --              (0.02)
1995                                9.90      0.31          2.34          2.65         (0.31)        --              (0.31)
1996                               12.24      0.23          1.93          2.16         (0.23)         (0.01)         (0.24)
1997                               14.16      0.23          3.43          3.66         (0.23)         (0.03)         (0.26)
1998                               17.56      0.22          1.90          2.12         (0.22)         (0.27)         (0.49)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET                 END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END    TOTAL        PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)     RATE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)         $  1.00      0.76%(1)   $ 1,234      2.50%*(2)        3.33%*(2)  --             5.83%(2)      N/A
1995                1.00      6.10        42,089      0.81             5.11       --             5.92          N/A
1996                1.00      5.07        87,002      0.59             4.94       0.57%          4.96          N/A
1997                1.00      5.21        84,045      0.55             5.08       0.55           5.08          N/A
1998                1.00      5.16       120,185      0.55             5.02       0.55           5.02          N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1994 (a)           10.04      0.61(1)        122      2.50*(2)         1.78*(2)   --             4.28(2)      --
1995               10.18      6.40         1,288      2.50*            3.24*      --             5.74           18%
1996               10.09      4.35         4,172      1.45             4.55       0.50           5.50           48
1997               10.17      5.91         5,091      1.26             4.75       1.26           4.75           27
1998               10.15      4.28         8,389      1.15             4.52       1.15           4.52           51
DIVERSIFIED
INCOME
1994 (a)           10.05      0.76(1)        402      2.50*(2)         3.08*(2)   --             5.58(2)      --
1995               10.22      6.96         8,972      1.33             5.95       --             7.28           33
1996               10.32      9.54        32,119      0.71             8.26       0.50           8.47           69
1997               10.29      8.32        62,287      0.55             8.09       0.55           8.09          110
1998                9.93      4.22        93,991      0.49             7.92       0.49           7.92          111
BALANCED GROWTH
1994 (a)           10.04      0.60(1)        796      2.50*(2)         2.90*(2)   --             5.40(2)      --
1995               11.89     22.86        16,311      1.39             2.45       --             3.84           99
1996               13.07     13.54        38,893      0.90             2.35       0.50           2.75           88
1997               15.03     17.87        71,323      0.86             2.13       0.86           2.13           64
1998               16.38     14.41       107,852      0.71             2.87       0.71           2.87           93
UTILITIES
1994 (a)           10.04      0.65(1)        498      2.50*(2)         2.79*(2)   --             5.29(2)      --
1995               12.35     28.05        17,959      1.43             3.01       --             4.44            3
1996               12.94      8.48        35,686      0.80             3.16       0.50           3.46           15
1997               15.84     26.45        50,766      0.76             2.83       0.76           2.83           34
1998               18.71     22.23        85,683      0.71             2.21       0.71           2.21           19
DIVIDEND GROWTH
1994 (a)            9.97     (0.05) (1)    1,378      2.50*(2)         3.28*(2)   --             5.78(2)      --
1995               13.54     40.13        78,694      0.83             2.80       --             3.63            4
1996               16.45     24.49       258,101      0.67             2.44       0.67           2.44           39
1997               19.57     26.12       518,419      0.65             2.11       0.65           2.11           26
1998               22.05     19.73       723,285      0.63             1.87       0.63           1.87           39
VALUE-ADDED
MARKET
1994 (a)            9.90     (0.76) (1)      349      2.50*(2)         1.25*(2)   --             3.75(2)      --
1995               12.24     27.14        23,970      1.46             1.64       --             3.10            4
1996               14.16     17.78        73,516      0.64             1.69       0.56           1.77            4
1997               17.56     26.12       141,316      0.58             1.49       0.58           1.49            8
1998               19.19     12.19       174,824      0.55             1.20       0.55           1.20           14

---------------------

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)                       $   10.00    $ 0.07        --            $ 0.07        $(0.02)        --             $(0.02)
1995                               10.05      0.26        $ 1.05          1.31         (0.29)        --              (0.29)
1996                               11.07      0.08          2.52          2.60         (0.08)        $(0.04)         (0.12)
1997                               13.55      0.09          3.09          3.18         (0.10)         (0.07)         (0.17)
1998                               16.56      0.00          2.16          2.16          0.00          (0.49)         (0.49)
AMERICAN VALUE
1994 (a)                           10.00      0.06          0.01          0.07         (0.02)        --              (0.02)
1995                               10.05      0.21          3.66          3.87         (0.21)        --              (0.21)
1996                               13.71      0.08          1.68          1.76         (0.10)         (0.07)         (0.17)
1997                               15.30      0.07          4.73          4.80         (0.06)         (0.35)         (0.41)
1998                               19.69      0.13          5.57          5.70         (0.14)         (1.94)         (2.08)
MID-CAP GROWTH
1997 (b)                           10.00      0.18          1.39          1.57         (0.17)        --              (0.17)
1998                               11.40      0.06          0.57          0.63         (0.07)         (0.10)         (0.17)
GLOBAL EQUITY
1994 (a)                           10.00      0.07         (0.10)        (0.03)        (0.03)        --              (0.03)
1995                                9.94      0.29          1.05          1.34         (0.29)        --              (0.29)
1996                               10.99      0.15          1.10          1.25         (0.17)         (0.01)         (0.18)
1997                               12.06      0.12          0.92          1.04         (0.11)         (0.02)         (0.13)
1998                               12.97      0.14          1.81          1.95         (0.18)         (0.05)         (0.23)
DEVELOPING GROWTH
1994 (a)                           10.00      0.08          0.08          0.16         (0.03)        --              (0.03)
1995                               10.13      0.24          4.88          5.12         (0.25)        --              (0.25)
1996                               15.00      0.02          1.92          1.94         (0.04)++       (0.02)         (0.06)
1997                               16.88      0.05          2.27          2.32         (0.04)        --              (0.04)
1998                               19.16      0.03          1.69          1.72         (0.04)         (0.03)         (0.07)
EMERGING MARKETS
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.29         (0.33)        (0.04)        (0.31)        --              (0.31)
1996                                9.69      0.16          1.51          1.67         (0.16)        --              (0.16)
1997                               11.20      0.06          0.11          0.17         (0.06)        --              (0.06)
1998                               11.31      0.07         (3.33)        (3.26)        (0.11)+++      (0.03)         (0.14)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
   +++     Includes distributions from paid-in-capital of $0.04.
    *      After application of the Fund's expense limitation.
   (1)     Not annualized.
   (2)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET                 END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END    TOTAL        PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)     RATE
---------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)         $ 10.05      0.67%(1)   $   316      2.50%*(2)        2.32%*(2)  --             4.82%(2)     --
1995               11.07     13.29         3,956      2.50*           (0.64) *    --             1.86           39%
1996               13.55     23.56        18,215      1.22            (0.03)      0.50%          0.69           47
1997               16.56     23.07        40,311      1.01             0.13       1.01           0.13           55
1998               18.23     13.22        53,504      1.06             0.01       1.06           0.01          223
AMERICAN VALUE
1994 (a)           10.05      0.69(1)        823      2.50*(2)         1.60*(2)   --             4.10(2)        10(1)
1995               13.71     38.95        38,235      0.96             1.11       --             2.07          174
1996               15.30     12.95       120,904      0.71             0.52       0.69           0.54          232
1997               19.69     31.93       230,014      0.68             0.42       0.68           0.42          262
1998               23.31     30.78       371,633      0.66             0.62       0.66           0.62          325
MID-CAP GROWTH
1997 (b)           11.40     15.84(1)     19,236      1.12(2)          0.65(2)    --             1.77(2)       104(1)
1998               11.86      5.67        28,198      0.98            (0.40)      --             0.58          323
GLOBAL EQUITY
1994 (a)            9.94     (0.30) (1)    1,194      2.50*(2)         2.20*(2)   --             4.70(2)      --
1995               10.99     13.76        17,074      1.69             1.09       --             2.78           74
1996               12.06     11.43        59,246      1.25             0.69       0.72           1.22           62
1997               12.97      8.66       102,229      1.13             0.91       1.13           0.91           87
1998               14.69     15.11       125,522      1.10             1.01       1.10           1.01           80
DEVELOPING
GROWTH
1994 (a)           10.13      1.58(1)        380      2.50*(2)         2.31*(2)   --             4.81(2)         3(1)
1995               15.00     51.26        17,412      1.24             0.86       --             2.10           80
1996               16.88     12.95        61,120      0.68            (0.04)      0.58           0.06          146
1997               19.16     13.77        82,690      0.60             0.26       0.60           0.26          149
1998               20.81      9.04        81,625      0.59             0.19       0.59           0.19          193
EMERGING
MARKETS
1994 (a)           10.04      0.57(1)        448      2.50*(2)         2.22*(2)   --             4.72(2)      --
1995                9.69     (0.57)        4,092      2.50*            0.18*      --             2.68           36
1996               11.20     17.69        17,240      2.02            (0.10)      0.50           1.42           46
1997               11.31      1.27        23,815      1.71             0.49       1.71           0.49           91
1998                7.91    (29.03)       13,272      1.73             0.72       1.73           0.72          116

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
   +++     Includes distributions from paid-in-capital of $0.04.
    *      After application of the Fund's expense limitation.
   (1)     Not annualized.
   (2)     Annualized.

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio (formerly Balanced Portfolio), Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio (formerly Core Equity Portfolio), American Value Portfolio, Mid-Cap Growth Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (constituting Morgan Stanley Dean Witter Select Dimensions Investment Series, formerly Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 10, 1999

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              John R. Haire                       John L. Schroeder
              Wayne E. Hedien

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                           PricewaterhouseCoopers LLP
         Harborside Financial Center--Plaza Two                         1177 Avenue of the Americas
             Jersey City, New Jersey 07311                                New York, New York 10036

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
                      North American Government Securities
                        and Emerging Markets Portfolios
                       ----------------------------------
                           TCW Funds Management, Inc.

                                Growth Portfolio
                                 --------------
             Morgan Stanley Dean Witter Investment Management Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Hartford Life
Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

                                                                        #40474

--------------------------------------------------------------------------------

       MORGAN STANLEY DEAN WITTER
       SELECT DIMENSIONS
       INVESTMENT SERIES

-----------------------
       SELECT
         DIMENSIONS
-----------------------

       ANNUAL REPORT
       DECEMBER 31, 1998






       MORGAN STANLEY DEAN WITTER